                                                                    EXHIBIT 10.2

                                                                  Execution Copy


                                CREDIT AGREEMENT

                          effective as of March 6, 2002

                                  by and among

                         M/I SCHOTTENSTEIN HOMES, INC.,
                                   as Borrower

                                       and

                                  BANK ONE, NA,
                             as Agent for the Banks

                                       and
                          THE HUNTINGTON NATIONAL BANK,
                             as Documentation Agent

                                       and

                                U.S. BANK, N.A.,
                               NATIONAL CITY BANK,
                                  AMSOUTH BANK,
                                       and
                                 SUNTRUST BANK,
                                  as Co-Agents

                                       and

                                  BANK ONE, NA,
                          THE HUNTINGTON NATIONAL BANK,
                                U.S. BANK, N.A.,
                               NATIONAL CITY BANK,
                                  AMSOUTH BANK,
                                 SUNTRUST BANK,
                                 COMERICA BANK,
                         FIFTH THIRD BANK, CENTRAL OHIO,
                         PNC BANK, NATIONAL ASSOCIATION,
                           WASHINGTON MUTUAL BANK, FA,
                             FLEET NATIONAL BANK and
                                 GUARANTY BANK,
                                    as Banks

                                      with

                         BANC ONE CAPITAL MARKETS, INC.,
                      as Lead Arranger and Sole Book Runner


                                                 TABLE OF CONTENTS

SECTION 1:         DEFINITIONS....................................................................................1

         1.1      Defined Terms...................................................................................1
         1.2      Other Definitional Provisions..................................................................20

SECTION 2:         AMOUNT AND TERMS OF COMMITMENTS, REVOLVING CREDIT LOANS, SWINGLINE LOANS AND FACILITY
                   L/CS..........................................................................................21

         2.1      Commitments....................................................................................21
         2.2      Notes..........................................................................................21
         2.3      Procedure for Borrowing........................................................................22
         2.4      Commitment Fee.................................................................................23
         2.5      Interest; Default Interest.....................................................................24
         2.6      Termination, Reduction or Increase of Aggregate Commitment.....................................26
         2.7      Maturity Date of Commitment; Extension.........................................................28
         2.8      Computation of Interest and Fees...............................................................29
         2.9      Increased Costs................................................................................29
         2.10     Use of Proceeds................................................................................30
         2.11     Payments; Pro Rata Treatment...................................................................30
         2.12     Swingline Loans................................................................................31
         2.13     The Facility L/Cs..............................................................................33
         2.14     Designation or Resignation of Issuing Bank.....................................................33
         2.15     Issuance of Facility L/Cs......................................................................33
         2.16     Facility L/C Participations....................................................................35
         2.17     Payments.......................................................................................36
         2.18     Facility L/C Fees..............................................................................37
         2.19     Letter of Credit Reserves......................................................................37
         2.20     Further Assurances.............................................................................38
         2.21     Obligations Absolute...........................................................................38
         2.22     Issuing Bank Reporting Requirements............................................................39
         2.23     Indemnification; Nature of Issuing Bank's Duties...............................................39

SECTION 3:         GENERAL PROVISIONS APPLICABLE TO LOANS........................................................40

         3.1      Conversion/Continuation Options................................................................40
         3.2      Inability to Determine Interest Rate...........................................................41
         3.3      Availability of Eurodollar Rate Loans..........................................................41
         3.4      Requirements of Law............................................................................41
         3.5      Indemnity......................................................................................43
         3.6      Taxes..........................................................................................43
         3.7      Bank Statements; Survival of Indemnity.........................................................45
         3.8      Telephonic Notices.............................................................................45
         3.9      Non-Receipt of Funds by Agent..................................................................45
         3.10     Replacement of Certain Banks...................................................................46


SECTION 4:         REPRESENTATIONS AND WARRANTIES................................................................47

         4.1      Financial Statements...........................................................................47
         4.2      Existence; Compliance with Law.................................................................47
         4.3      Power; Authorization; Enforceable Obligations..................................................47
         4.4      No Legal Bar...................................................................................48
         4.5      No Material Litigation.........................................................................48
         4.6      Regulation U...................................................................................48
         4.7      Investment Company Act.........................................................................49
         4.8      ERISA..........................................................................................49
         4.9      Disclosure.....................................................................................49
         4.10     Subsidiary Information.........................................................................49
         4.11     M/I Ancillary Businesses Information...........................................................49
         4.12     Schedules......................................................................................49
         4.13     Environment....................................................................................49
         4.14     Force Majeure Events...........................................................................50
         4.15     Other Agreements...............................................................................50
         4.16     No Defaults on Outstanding Judgments or Orders.................................................50
         4.17     Ownership and Liens............................................................................50
         4.18     Operation of Business..........................................................................51
         4.19     Taxes..........................................................................................51

SECTION 5:         CONDITIONS PRECEDENT..........................................................................51

         5.1      Conditions to Initial Loan(s)..................................................................51
         5.2      Conditions to All Loans........................................................................54

SECTION 6:         AFFIRMATIVE COVENANTS.........................................................................54

         6.1      Financial Statements...........................................................................55
         6.2      Certificates; Other Information................................................................55
         6.3      Borrowing Base Certificate.....................................................................56
         6.4      Compliance with Borrowing Base Requirements....................................................56
         6.5      Interest Rate Protection.......................................................................56
         6.6      Payment of Obligations.........................................................................57
         6.7      Maintenance of Existence.......................................................................57
         6.8      Maintenance of Property, Insurance.............................................................57
         6.9      Inspection of Property; Books and Records; Discussions.........................................58
         6.10     Notices........................................................................................58
         6.11     Maintenance of Consolidated Tangible Net Worth.................................................59
         6.12     Maintenance of Debt to Worth...................................................................59
         6.13     Maintenance of Interest Coverage Ratio.........................................................59
         6.14     Guaranties of Wholly-Owned M/I Ancillary Businesses............................................59
         6.15     Subsidiary Guarantors..........................................................................59
         6.16     Environment....................................................................................60
         6.17     Certificate Regarding Authority to Make Fleet Payment..........................................60

SECTION 7:         NEGATIVE COVENANTS............................................................................60


         7.1      Limitation on Secured Indebtedness.............................................................61
         7.2      Limitation on Liens............................................................................61
         7.3      Limitation on Fundamental Changes..............................................................62
         7.4      Limitation on Acquisitions.....................................................................62
         7.5      Land Inventory.................................................................................62
         7.6      Limitation on Investments......................................................................62
         7.7      Transactions with Affiliates and Officers......................................................64
         7.8      Sale and Leaseback.............................................................................64
         7.9      Limitation on Payments of Subordinated Indebtedness and Modification of Subordination
                  Agreements.....................................................................................65
         7.10     Sale of Subsidiary Securities..................................................................66
         7.11     Limitation on Investments in Commercial Real Estate............................................66
         7.12     Limitation on Negative Pledges.................................................................66
         7.13     Housing Inventory..............................................................................66

SECTION 8:         CASH COLLATERAL...............................................................................66

         8.1      Facility L/C Collateral Account................................................................66
         8.2      Event of Default under Paragraph (5) of Section 9..............................................67
         8.3      Other Events of Default........................................................................67
         8.4      Cure; Termination..............................................................................67

SECTION 9:         DEFAULTS, EVENTS OF DEFAULT; DISTRIBUTION OF PROCEEDS AFTER EVENT OF DEFAULT..................67


SECTION 10:        THE AGENT.....................................................................................71

         10.1     Appointment....................................................................................71
         10.2     Delegation of Duties...........................................................................72
         10.3     Exculpatory Provisions.........................................................................72
         10.4     Reliance by Agent..............................................................................72
         10.5     Notice of Default..............................................................................73
         10.6     Non-Reliance on Agent and Other Banks..........................................................73
         10.7     Indemnification................................................................................73
         10.8     Bank One in Its Individual Capacity............................................................74
         10.9     Delegation to Affiliates.......................................................................74
         10.10    Successor Agent................................................................................74
         10.11    Documentation Agent and Co-Agents..............................................................74

SECTION 11:        MISCELLANEOUS.................................................................................74

         11.1     Amendments and Waivers.........................................................................74
         11.2     Notices........................................................................................75
         11.3     No Waiver; Cumulative Remedies.................................................................76
         11.4     Participants...................................................................................76
         11.5     Survival of Representations and Warranties.....................................................77
         11.6     Payment of Expenses and Taxes..................................................................78
         11.7     Successors and Assigns; Assignment.............................................................78


         11.8     Adjustments; Set-off...........................................................................79
         11.9     WAIVER OF JURY TRIAL...........................................................................80
         11.10    Confidentiality................................................................................81
         11.11    Counterparts; Effective Date...................................................................81
         11.12    Governing Law..................................................................................81
         11.13    Integration....................................................................................81
         11.14    Indemnity......................................................................................81
         11.15    Severability of Provisions.....................................................................82
         11.16    Submission to Jurisdiction.....................................................................82
         11.17    Governmental Regulation........................................................................82
         11.18    No Fiduciary Duty..............................................................................82
         11.19    Headings.......................................................................................82

SCHEDULES
1  --    Commitments of Banks
2  --    Existing L/Cs
3  --    Principal Places of Business, etc. of All Subsidiaries
4  --    Principal Places of Business, etc. of M/I Ancillary Businesses

EXHIBITS

A        --       Form of Borrowing Base Certificate
B        --       Form of Guaranty Agreement
C        --       Form of Note
D        --       Form of Commitment and Acceptance
E        --       Form of Opinion of Paul S. Coppel, Esq.
F        --       Form of Responsible Officer's Certificate
G        --       Form of Chief Financial Officer's Certificate
H        --       Form of No Default Certificate/Certificate of Default
I        --       Form of Assignment Agreement

                                CREDIT AGREEMENT
                                ----------------

                  THIS CREDIT AGREEMENT (this "AGREEMENT") is made to be effective as of March 6, 2002, by and among M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation ("Borrower"), BANK ONE, NA, a national banking association having its main office in Chicago, Illinois ("BANK ONE"), THE HUNTINGTON NATIONAL BANK, a national banking association, U.S. BANK, N.A. (formerly known as Firstar Bank, N.A.), a national banking association, NATIONAL CITY BANK, a national banking association, AMSOUTH BANK, an Alabama corporation, SUNTRUST BANK, a national banking association, COMERICA BANK, a Michigan banking corporation, FIFTH THIRD BANK, CENTRAL OHIO, an Ohio banking corporation, PNC BANK, NATIONAL ASSOCIATION, a national banking association, WASHINGTON MUTUAL BANK, FA, a federal association, FLEET NATIONAL BANK, a national banking association, and GUARANTY BANK, a federal savings bank (each of such banking institutions, including Bank One, and each other lender that shall become a "Bank" pursuant to subsection 2.6(b) or subsection 11.7 hereof, each a "Bank" and, collectively, "BANKS") and BANK ONE, NA, a national banking association, as agent for Banks ("AGENT"). For valuable consideration, the receipt of which is hereby acknowledged, Borrower, Banks and Agent, each intending to be legally bound, hereby recite and agree as follows:

                             BACKGROUND INFORMATION
                             ----------------------

                  A Borrower, M/I Homes, Inc., an Arizona corporation and wholly-owned Subsidiary of Borrower ("M/I Homes"), certain of the Banks and Agent are parties to a certain Revolving Credit Loan, Swingline Loan and Standby Letter Credit Agreement effective as of August 23, 2000 (the "EXISTING CREDIT AGREEMENT").

                  B. Borrower, Banks and Agent wish to renew the Existing Credit Agreement as set forth herein by, among other things, (i) adding Washington Mutual Bank, FA and Guaranty Bank as Banks, (ii) combining the Revolving Loan Commitment and L/C Commitment (both as defined in the Existing Credit Agreement) of each Bank into a single Commitment of each Bank hereunder, (iii) reallocating the Commitments, (iv) extending the Maturity Date, (v) removing M/I Homes as a borrower and making it a guarantor and (vi) modifying certain covenants and other provisions of the Existing Credit Agreement.

                  Accordingly, Borrower, Banks and Agent hereby agree as follows:

                                    AGREEMENT
                                    ---------
                             SECTION 1: DEFINITIONS
                                        -----------

                  1.1 DEFINED TERMS. As used in this Agreement, the following terms have the following respective meanings:

                  "601RS, LLC" shall mean 601RS, LLC, an Ohio limited liability company and wholly-owned Subsidiary of Borrower.

                  "ABR LOAN" shall mean any Loan when and to the extent that the interest rate thereon is determined by reference to the Alternate Base Rate.

                  "ACQUISITION" shall mean any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which Borrower or any of its Subsidiaries (i) acquires any going concern or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes or by percentage of voting power) of the Common Equity of another Person.

                  "ADDITIONAL BANK" shall have the meaning set forth in subsection 2.6(b)(i) hereof.

                  "ADJUSTED LAND VALUE" means, at any date, (i) the book value of all Land, less (ii) the sum of (a) the book value of all Lots under Contract and (b) the lesser of (1) the product of (x) the number of Housing Units with respect to which Borrower and its Subsidiaries entered into bona fide contracts of sale with Persons that are not Subsidiaries or Affiliates during the six-month period ending on such date and (y) the average book value of all Finished Lots and Lots under Contract at such date and (2) twenty-five percent (25%) of Consolidated Tangible Net Worth at such date.

                  "AFFECTED BANK" shall have the meaning set forth in subsection
3.10 hereof.

                  "AFFILIATE" shall mean (a) any Person (other than a Subsidiary of Borrower) which, directly or indirectly, controls, is controlled by or is under common control with Borrower or (b) any Person who is a director, officer or key employee of Borrower, any Subsidiary of Borrower or any Person described in clause (a) of this definition. For purposes of this definition, "control" of a Person means the power, direct or indirect, to vote twenty percent (20%) or more of the securities having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "AGENT" shall have the meaning set forth in the preamble hereof.

                  "AGENT'S FEE LETTER" shall mean that certain fee letter dated December 26, 2001 from the Agent and Arranger to Borrower and accepted by Borrower on December 28, 2001.

                  "AGGREGATE COMMITMENT" shall mean the aggregate Commitments of all the Banks, as reduced or increased from time to time pursuant to the terms of this Agreement. As of the date of this Agreement, the Aggregate Commitment is $315,000,000.

                  "AGREEMENT" shall mean this Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "ALTERNATE BASE RATE" shall mean a fluctuating rate per annum equal to the higher of (i) the Prime Rate, changing when and as said rate changes (without notice), or (ii) the sum of 1/2 of 1% plus the Federal Funds Rate then in effect.

                  "APPLICABLE ABR MARGIN" shall mean, as at any date of determination, the margin indicated in subsection 2.5(b) hereof as then applicable to ABR Loans (under subsection 2.5(a) hereof).

                  "APPLICABLE COMMITMENT RATE" shall mean, as at any date of determination, the rate per annum indicated in subsection 2.5(b) hereof as then applicable in the determination of the commitment fee (under subsection 2.4 hereof).

                  "APPLICABLE EURODOLLAR MARGIN" shall mean, as at any date of determination, the margin indicated in subsection 2.5(b) hereof as then applicable to Eurodollar Rate Loans (under subsection 2.5(a) hereof).

                  "APPLICABLE MARGIN(S)" shall mean the Applicable ABR Margin and/or the Applicable Eurodollar Margin, as the case may be.

                  "ARRANGER" shall mean Banc One Capital Markets, Inc.

                  "BANK ONE" shall mean Bank One, NA, having its main office in Chicago, Illinois.

                  "BANKRUPTCY CODE" shall mean Title 11, U.S.C. as amended from time to time.

                  "BANKS" shall have the meaning set forth in the preamble hereof.

                  "BORROWER" shall mean M/I Schottenstein Homes, Inc., an Ohio corporation.

                  "BORROWING BASE" shall mean, at any date of determination, an amount equal to the sum of the following unencumbered assets of the Borrower and the Guarantors:

                  (i)      one hundred percent (100%) of the Receivables, plus

                  (ii) ninety percent (90%) of the book value of Housing Units under Contract and Lots under Contract, plus

                  (iii) seventy-five percent (75%) of the book value of Speculative Housing Units, plus

                  (iv) seventy percent (70%) of the book value of Finished Lots (subject to the limitation set forth below), plus

                  (v) fifty percent (50%) of the book value of Lots under Development (subject to the limitation set forth below), plus

                  (vi) the lesser of (a) twenty percent (20%) of the book value of Unimproved Entitled Land and (b) $25,000,000 (subject to the limitation set forth below).

                  Notwithstanding the foregoing, the Borrowing Base shall not include any amounts under clauses (iv), (v) and (vi) above to the extent that the sum of such amounts exceeds fifty percent (50%) of the total Borrowing Base as determined as of any Inventory Valuation Date on or before December 31, 2003 or forty-five percent (45%) of the total Borrowing Base at any time on or after January 1, 2004. The term "unencumbered" means that such asset is not subject to any Lien (except for Liens permitted under subsections 7.2(c) and (d) hereof).

                  "BORROWING BASE CERTIFICATE" shall mean a certificate in the form of Exhibit A hereto, certified by a Responsible Officer of Borrower.

                  "BORROWING BASE INDEBTEDNESS" shall mean at any date (i) the sum of (a) Consolidated Indebtedness and (b) an amount equal to ten percent (10%) of the aggregate commitment under the M/I Financial Corp. Loan Agreement, LESS (ii) the sum of (a) Secured Indebtedness, (b) Subordinated Indebtedness and
(c) Indebtedness under the M/I Financial Corp. Loan Agreement, all as of such date.

                  "BORROWING DATE" shall mean any Business Day specified pursuant to (a) subsection 2.3 hereof as a date on which Banks make a disbursement of the Revolving Credit Loans hereunder, (b) subsection 2.12 hereof as a date on which Bank One makes, at Borrower's request, a disbursement of the Swingline Loans hereunder, or (c) subsection 2.13 hereof as a date on which an Issuing Bank issues, at Borrower's request, a Facility L/C hereunder.

                  "BUSINESS DAY" shall mean (a) with respect to any borrowing, payment or rate selection of Eurodollar Rate Loans, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (b) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities.

                  "CAPITAL LEASE" shall mean all leases which have been or should be capitalized on the books of the lessee in accordance with GAAP.

                  "CASH EQUIVALENTS" shall mean (a) securities with maturities of 180 days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and bankers' acceptances, each issued by a Bank hereunder and each with a maturity of 180 days or less from the date of acquisition, and (c) commercial paper of a domestic issuer rated at least A-l by Standard & Poor's Corporation or P-l by Moody's Investors Service, Inc. with a maturity of not more than 180 days.

                  "CERTIFICATE OF DEFAULT" shall have the meaning set forth in subsection 6.17 hereof.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended or superseded from time to time. Any reference to a specific provision of the Code shall be construed to include any comparable provision of the Code as hereafter amended or superseded.

                  "COLLATERAL SHORTFALL AMOUNT" shall have the meaning set forth in subsection 8.2 hereof.

                  "COMMITMENT" shall have the meaning set forth in subsection 2.1(a) hereof.

                  "COMMITMENT AND ACCEPTANCE" shall have the meaning set forth in subsection 2.6(b)(i) hereof.

                  "COMMITMENT PERIOD" shall mean the period from and including the date hereof to the Maturity Date, or such earlier or later date as the Aggregate Commitment shall terminate as provided herein.

                  "COMMON EQUITY" of any Person shall mean any and all shares, rights to purchase, warrants or options (whether or not currently exercisable), participations, or other equivalents of or interests in (however designated) the equity (which includes, but is not limited to, common stock, preferred stock and partnership and joint venture interests) of such Person (excluding any debt securities convertible into, or exchangeable for, such equity) to the extent that the foregoing is entitled to (i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or other persons that will control the management and policies of such Person.

                  "COMMONLY CONTROLLED ENTITY" shall mean an entity, whether or not incorporated, which is under common control with Borrower within the meaning of Section 414(b) or (c) of the Code.

                  "CONSOLIDATED EARNINGS" shall mean, at any date, the amount which would be set forth opposite the caption "net income" (or any like caption) in a consolidated statement of income or operations of Borrower and Borrower's Subsidiaries at such date prepared in accordance with GAAP.

                  "CONSOLIDATED INDEBTEDNESS" shall mean, at any date, the Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis, including Borrower's and its Subsidiaries' pro rata share of Indebtedness of any Joint Venture in respect of which Borrower has made an Investment in Joint Venture, all determined as of such date.
                  "CONSOLIDATED INTEREST EXPENSE" shall mean, for any period, interest expense on Indebtedness of Borrower and Borrower's Subsidiaries for such period, in each case determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED INTEREST INCURRED" shall mean, for any rolling twelve (12)-month period, all interest incurred during such period on outstanding Indebtedness of Borrower and Borrower's Subsidiaries irrespective of whether such interest is expensed or capitalized by Borrower or Borrower's Subsidiaries, in each case determined on a consolidated basis.

                  "CONSOLIDATED TANGIBLE NET WORTH" shall mean, at any date, the consolidated stockholders equity of Borrower determined in accordance with GAAP, less Intangible Assets, all determined as of such date.

                  "CONSTRUCTION BONDS" shall mean bonds issued by surety bond companies for the benefit of, and as required by, municipalities or other political subdivisions to secure the performance by Borrower or any Subsidiary of its obligations relating to lot improvements and subdivision development and completion.

                  "CONTINGENT OBLIGATION" shall mean, as to any Person, any reimbursement obligations (including, in the case of Borrower, the Reimbursement Obligations) of such Person in respect of drafts that may be drawn under Letters of Credit, any reimbursement obligations of such Person in respect of surety bonds (including reimbursement obligations in respect of Construction Bonds), and any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations primarily to pay money ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including without limitation any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the obligee under any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or
(d) otherwise to assure or hold harmless the obligee under such primary obligation against loss in respect thereof; provided, however, that the term "Contingent Obligation" shall not include (A) endorsements of instruments for deposit or collection in the ordinary course of business, (B) Mortgage Loan Repurchase Obligations and (C) obligations under lot purchase contracts entered into in the ordinary course of business.

                  "CONTRACTUAL OBLIGATION" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

                  "DEBT/CAP RATIO" shall mean, at any date, the quotient (expressed as a percentage) obtained by dividing (a) Consolidated Indebtedness as of such date by (b) the sum of Consolidated Indebtedness and Consolidated Tangible Net Worth as of such date.

                  "DEFAULT" shall mean any of the events specified in Section 9 hereof, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                  "DOLLARS" and "$" shall mean dollars in lawful currency of the United States of America.

                  "EBITDA" shall mean, for any rolling twelve (12)-month period, on a consolidated basis for Borrower and its Subsidiaries, the sum of the amounts for such period of (a) Consolidated Earnings, plus (b) charges against income for federal, state and local income taxes, plus (c) Consolidated Interest Expense, plus (d) depreciation and amortization expense, plus (e) extraordinary losses exclusive of any such losses that are attributable to the write-down or other downward revaluation of assets (including the establishment of reserves), minus (x) interest income, minus (y) all extraordinary gains. EBIDTA shall include net income from Joint Ventures only to the extent distributed to Borrower or a Subsidiary.

                  "ELIGIBLE ASSIGNEE" shall mean (a) any Bank or any affiliate of a Bank and (b) any other commercial bank, financial institution, institutional lender or "accredited investor" (as defined in Regulation D promulgated under the Securities Act of 1933 by the Securities and Exchange Commission) with capital of at least $500,000,000 and with an office in the United States.

                  "ELIGIBLE MORTGAGE LOAN" shall mean at any date an original (not a rewritten or renewed) loan evidenced by a note and secured by a first mortgage on residential real property which (a) M/I Financial Corp. has made to enable a natural person or persons to purchase a home from Borrower, any Subsidiary of Borrower or another Person that is substantially completed, (b) is not more than sixty (60) days old as determined by the date of the note which evidences such loan, and (c) is subject, or M/I Financial Corp. reasonably believes is subject, to a Purchase Commitment; provided, however, that the amount of Eligible Mortgage Loans consisting of loans made by M/I Financial Corp. for the purchase of homes from any Person other than Borrower or any Subsidiary of Borrower shall not, in the aggregate at any one time outstanding, exceed the amount of $5,000,000.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "EUROCURRENCY RESERVE REQUIREMENTS" shall mean, for any day as applied to a Eurodollar Rate Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board of Governors of the Federal Reserve System) maintained by a member bank of the Federal Reserve System.

                  "EURODOLLAR BASE RATE" shall mean, with respect to each Eurodollar Rate Loan for the relevant Interest Period, the applicable British Bankers' Association Interest Settlement Rate for deposits in Dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, (i) if Reuters Screen FRBD is not available to the Agent for any reason, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in Dollars as reported by any other generally recognized financial information services as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available to the Agent, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Agent to be the rate at which Bank One or one of its affiliate banks offers to place deposits in Dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of the relevant Eurodollar Rate Loan and having a maturity equal to such Interest Period.

                  "EURODOLLAR RATE" shall mean, with respect to each day during each Interest Period pertaining to a Eurodollar Rate Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                             EURODOLLAR BASE RATE
                  ----------------------------------
                  1.00 - Eurocurrency Reserve Requirements

                  "EURODOLLAR RATE LOANS" shall mean any Revolving Credit Loan when and to the extent that the interest rate thereon is determined by reference to the Eurodollar Rate.

                  "EVENT OF DEFAULT" shall mean any of the events specified in
Section 9 hereof, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                  "EXCLUDED TAXES" shall mean, in the case of each Bank or applicable Lending Installation and Agent, taxes imposed on its overall net income, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which such Bank, Lending Installation or Agent is incorporated or organized, (ii) the jurisdiction in which Agent's or such Bank's principal executive office or such Bank's applicable Lending Installation is located, or
(iii) reason of any connection between the jurisdiction imposing such tax and such Bank, applicable Lending Installation or Agent other than a connection arising principally from such Bank having executed, delivered or performed its obligations under, or received payment under or enforced, this Agreement.

                  "EXISTING CREDIT AGREEMENT" shall have the meaning set forth in paragraph A of the "Background Information" on page 1 of this Agreement.

                  "EXISTING L/CS" shall mean those certain Letters of Credit issued by Bank One or SunTrust for the account of Borrower prior to the date hereof and listed on Schedule 2 hereto.

                  "EXTENSION REQUEST" shall have the meaning set forth in subsection 2.7(b) hereof.

                  "FACILITY INCREASE REQUEST" shall have the meaning set forth in subsection 2.6(b)(i) hereof.

                  "FACILITY L/C" shall mean an irrevocable standby Letter of Credit, including any extensions or renewals, (a) issued by an Issuing Bank pursuant to this Agreement or (b) in the case of the Existing L/Cs, previously issued by Bank One or SunTrust and which will remain in place as of the first Borrowing Date, in which each Bank agrees to purchase a participation equal to its Ratable Share and the Issuing Bank agrees to make payments in Dollars for the account of Borrower, on behalf of Borrower or any Subsidiary thereof in respect of obligations of Borrower or such Subsidiary incurred pursuant to contracts made or performances undertaken or to be undertaken or like matters relating to contracts to which Borrower or such Subsidiary is or proposes to become a party in the ordinary course of Borrower's or such Subsidiary's business. The term "Facility L/C" shall not include any Letters of Credit issued
(x) pursuant to the HNB Joint Ventures Letter of Credit Agreement or (y) by any Bank other than pursuant to this Agreement or as provided in clause (b) of this definition.

                  "FACILITY L/C APPLICATION" shall have the meaning set forth in subsection 2.15(a) hereof and shall also include each reimbursement agreement delivered to an Issuing Bank prior to the date hereof with respect to any Existing L/C.

                  "FACILITY L/C COLLATERAL ACCOUNT" shall have the meaning set forth in subsection 8.1 hereof.

                  "FACILITY L/C FEE" shall mean a fee, payable with respect to each Facility L/C issued by an Issuing Bank, in an amount per annum equal to the product of (i) the face amount of such Facility L/C and (ii) (A) in the case of a Facility L/C that is a Performance Letter of Credit, the Applicable Eurodollar Margin less 0.25% per annum, and (B) in the case of any other Facility L/C, the Applicable Eurodollar Margin, in each case as such Applicable Eurodollar Margin is determined on a daily basis during the period in respect of which such fee is payable hereunder.

                  "FACILITY L/C OBLIGATIONS" shall mean, at any date, the sum of
(i) the aggregate undrawn face amount of all outstanding Facility L/Cs on such date, plus (ii) the aggregate unpaid amount of all Reimbursement Obligations on such date.

                  "FANNIE MAE" shall mean the Federal National Mortgage Association, or any successor thereto.

                  "FEDERAL FUNDS RATE" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided, however, that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate charged to the Agent on such Business Day on such transactions as determined by the Agent.

                  "FINISHED LOTS" shall mean all Lots (excluding Lots under Contract) owned by Borrower or any Guarantor with respect to which (i) development has been completed to such an extent that permits that allow use and construction, including building, sanitary sewer and water, could be obtained for a Housing Unit on each such Lot, and (ii) Start of Construction has not occurred. The book value of Finished Lots shall be calculated in accordance with GAAP and shall include all associated costs required to be capitalized under GAAP.

                  "FITCH" shall mean Fitch, Inc.

                  "FLEET AGREEMENT" shall mean the credit agreement dated August 29, 1997 between Borrower and BankBoston, N.A. (now known as Fleet National
Bank), in its capacities as lender and as agent, and any other parties which have become or may hereafter become lenders thereunder, and any subsequent successors or assigns, as such credit agreement has been amended by First Amendment to Credit Agreement dated September 15, 2000 and extended by Credit Agreement dated September 28, 2001 and further amended by Second Amendment to

Credit Agreement dated as of even date herewith among Borrower, Fleet National Bank in its capacities as lender and as agent, and Bankers Trust Company, and as such credit agreement may hereafter be modified or amended, subject to and in accordance with the terms of this Agreement, which credit agreement governs certain Subordinated Indebtedness in the principal amount of $50,000,000, provided that such Indebtedness shall not be deemed to be Subordinated Indebtedness for the purpose of calculating financial covenants and Borrowing Base requirements hereunder beginning with the quarter ending September 30, 2005.

                  "FLEET NOTES" shall mean the "Notes" as defined in the Fleet Agreement.

                  "FLEET PAYMENT" shall mean the payment of the principal balance of the Fleet Notes pursuant to the Fleet Agreement on the Fleet Payment Date.

                  "FLEET PAYMENT DATE" shall mean August 29, 2006 or the next succeeding Business Day (as defined in the Fleet Agreement) thereafter.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect at the time any determination is made or financial statement is required hereunder as promulgated by the American Institute of Certified Public Accountants, the Accounting Principles Board, the Financial Accounting Standards Board or any other body existing from time to time which is authorized to establish or interpret such principles, applied on a consistent basis throughout any applicable period, subject to any change required by a change in GAAP; provided, however, that if any change in generally accepted accounting principles from those applied in preparing the financial statements referred to in subsection 4.1 hereof affects the calculation of any financial covenant contained herein, Borrower, Banks and Agent hereby agree to amend the Agreement to the effect that each such financial covenant is not more or less restrictive than such covenant as in effect on the date hereof using generally accepted accounting principles consistent with those reflected in such financial statements.

                  "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "GUARANTOR" shall mean each of Borrower's Subsidiaries listed on Schedule 3 hereto and each M/I Ancillary Business and Subsidiary of Borrower which becomes a "Guarantor" pursuant to a Supplemental Guaranty as provided in subsections 6.14 and 6.15 hereof.

                  "GUARANTY AGREEMENT" shall mean the Guaranty Agreement substantially in the form of Exhibit B attached to this Agreement, executed by one or more Guarantors in favor of Agent (for the benefit of the Banks), as the same shall be modified and supplemented and in effect from time to time.

                  "HNB" shall mean The Huntington National Bank.

                  "HNB JOINT VENTURES LETTER OF CREDIT AGREEMENT" shall mean the Agreement to Issue Letters of Credit dated as of June 8, 1994, between Borrower and HNB, as heretofore or hereafter from time to time amended, with respect to standby Letters of Credit issued or to be issued by HNB for the account of certain joint ventures of which Borrower is a partner.

                  "HOUSING UNIT" shall mean a detached or attached (including townhouse condominium or condominium) single-family house (but excluding mobile homes) owned by Borrower or a Guarantor (i) which is completed or for which there has been a Start of Construction and (ii) which has been or is being constructed on Land which immediately prior to the Start of Construction constituted a Lot hereunder. The book value of Housing Units shall be calculated in accordance with GAAP and shall include all associated costs (including the applicable Lot costs) required to be capitalized under GAAP, provided that the cost of obtaining commitments for financing terms to be provided to the buyers of Housing Units shall be excluded.

                  "HOUSING UNIT CLOSING" shall mean a closing of the sale of a Housing Unit by the Borrower or a Guarantor to a bona fide purchaser for value that is not a Subsidiary or Affiliate.

                  "HOUSING UNIT UNDER CONTRACT" shall mean, at any date, a Housing Unit owned by the Borrower or a Guarantor as to which the Borrower or such Guarantor has entered into a bona fide contract of sale (a) in a form customarily employed by the Borrower or such Guarantor, (b) not more than fifteen (15) months prior to such date, (c) with a Person who is not a Subsidiary or Affiliate, (d) which provides for closing on or before the later of thirty (30) days after completion of such Housing Unit or sixty (60) days after the date of such Contract, and (e) under which no defaults then exist; provided, however, that in the case of any Housing Unit the purchase of which is to be financed in whole or in part by a loan insured by the Federal Housing Administration or guaranteed by the Veterans Administration, the required minimum downpayment shall be the amount (if any) required under the rules of the relevant agency. A Housing Unit shall not constitute a Housing Unit under Contract, at any date of determination, if (i) such Housing Unit is not completed and (ii) the Start of Construction thereof occurred more than nine (9) months prior to such date.

                  "INCREASE DATE" shall have the meaning set forth in subsection 2.6(b)(ii) hereof.

                  "INDEBTEDNESS" shall mean, without duplication, with respect to any Person (1) indebtedness or liability for borrowed money, including, without limitation, subordinated indebtedness (other than trade accounts payable and accruals incurred in the ordinary course of business); (2) obligations evidenced by debentures, notes, bonds, or other similar instruments; (3) obligations for the deferred purchase price of property (including, without limitation, seller financing of any inventory) or services, provided, however, that "Indebtedness" shall not include obligations with respect to options to purchase real property that have not been exercised; (4) obligations as lessee under Capital Leases to the extent that the same would, in accordance with GAAP, appear as liabilities in such Person's consolidated balance sheet; (5) current liabilities in respect of unfunded vested benefits under Plans and incurred withdrawal liability under any Multiemployer Plan; (6) obligations under acceptance facilities; (7) all Contingent Obligations, provided, however, that "Indebtedness" shall not include reimbursement obligations in respect of Performance Letters of Credit or guaranties of performance obligations (such as bid or performance surety bonds) except that to the extent that any such reimbursement obligations or guaranties of performance obligations have been drawn or called upon; (8) obligations secured by any Liens on any property of such Person, whether or not the obligations have been assumed; and (9) net liabilities under interest rate swap, exchange or cap agreements (valued as the termination value thereof, computed in accordance with a method approved by the International Swaps and Derivatives Association and agreed to by such Person in the applicable agreement).

                  "INTANGIBLE ASSETS" shall mean, at any time, the amount (to the extent reflected in determining consolidated stockholders equity of Borrower) of all unamortized debt discount and expense, unamortized deferred charges, good will, patents, trademarks, service marks, trade names, copyrights and all other items which would be treated as intangibles on a consolidated balance sheet of Borrower prepared in accordance with GAAP.

                  "INTEREST COVERAGE RATIO" shall mean, for any period, the ratio of (a) EBITDA to (b) Consolidated Interest Incurred.

                  "INTEREST PAYMENT DATE" shall mean, (a) with respect to any ABR Loan (whether a Revolving Credit Loan or a Swingline Loan), the first day of each calendar month, commencing on the first of such days to occur after the first Borrowing Date, (b) with respect to any Eurodollar Rate Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) with respect to any Eurodollar Rate Loan having an Interest Period longer than three months, (x) each day which is three months, or a whole multiple thereof, after the first day of such Interest Period, and (y) the last day of such Interest Period.

                  "INTEREST PERIOD" shall mean with respect to any Eurodollar Rate Loan:

                  (i) initially, the period commencing on the Borrowing Date or conversion date, as the case may be, with respect to such Eurodollar Rate Loan and ending one, two, three or six months thereafter, as selected by Borrower in Borrower's Notice of Conversion/Continuation, as the case may be, given with respect thereto; and

                  (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Rate Loan and ending one, two, three or six months thereafter, as selected by Borrower by irrevocable notice to the Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                                    (1) if any Interest Period would otherwise
end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                                    (2) any Interest Period that begins on the
last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                                    (3) no Interest Period shall be for less
than one month, and Borrower shall not select an Interest Period for a Eurodollar Rate Loan as a Revolving Credit Loan if the last day of such Interest Period would be after the last day of the Commitment Period.

                  "INTEREST RATE CONTRACT" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate insurance arrangement, or any other agreement or arrangement designed to provide protection against fluctuation in interest rates.

                  "INVENTORY VALUATION DATE" shall mean (a) the last day of the most recent fiscal quarter of Borrower with respect to which the Borrower is required to have delivered a Borrowing Base Certificate pursuant to subsection
6.3 hereof or (b) if Borrower elects, pursuant to subsection 6.4, to deliver a Borrowing Base Certificate as of a later date, such later date.

                  "INVESTMENTS" shall have the meaning set forth in subsection
7.6 hereof.

                  "INVESTMENT IN JOINT VENTURE" shall mean any Investment in a Joint Venture that is formed for the purpose of acquiring land, the majority of which land is zoned residential and is to be developed into residential lots for attached or detached single family housing (including a townhouse condominium building or condominium building), and/or performing such development. The value of Investments in Joint Ventures shall be calculated in accordance with GAAP.

                  "ISSUING BANK" shall mean Bank One (or any Subsidiary or affiliate of Bank One designated by Bank One) in its capacity as issuer of Facility L/Cs hereunder, SunTrust in its capacity as issuer of those Existing L/Cs identified in Schedule 2 hereto as having been issued by SunTrust and any other Bank that may from time to time be designated as an Issuing Bank in accordance with the provisions of subsection 2.14 hereof.

                  "JOINT VENTURE" shall mean any Person (other than a Subsidiary) in which the Borrower or a Subsidiary holds any stock, partnership interest, joint venture interest, limited liability company interest or other equity interest.

                  "LAND" shall mean land owned by Borrower or a Guarantor, which land is being developed or is held for future development or sale.

                  "LENDING INSTALLATION" shall mean with respect to a Bank or the Agent, the office, branch, subsidiary or affiliate of such Bank or the Agent identified on the signature pages hereof or otherwise selected by such Bank or the Agent pursuant to subsection 2.3 hereof.

                  "LETTER OF CREDIT" of a Person shall mean a letter of credit or similar instrument which is issued by a financial institution upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

                  "LEVEL" shall mean the level of a Pricing Factor, Applicable Margin or Applicable Commitment Rate (as applicable) as designated in the Table set forth in subsection 2.5(b) hereof. The four Levels in such Table are identified as Levels I through IV, and Level I shall constitute the highest Level and Level IV shall constitute the lowest Level .

                  "LIEN" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, charge, encumbrance, lien (statutory or other), preference, priority or other security agreement or similar preferential arrangement of any kind or nature whatsoever (including without limitation any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the authorized filing by or against a Person of any financing statement as debtor under the Uniform Commercial Code or comparable law of any jurisdiction). A restriction, covenant, easement, right of way, or similar encumbrance affecting any interest in real property owned by Borrower and which does not secure an obligation to pay money is not a Lien.

                  "LOAN DOCUMENTS" shall mean this Agreement, the Notes, the Guaranty Agreements and the Facility L/C Applications and all other documents (if any) from time to time executed and delivered by Borrower or a Guarantor that evidence, secure or guaranty any of the Obligations.

                  "LOANS" shall mean the Revolving Credit Loans and the Swingline Loans.

                  "LOT CLOSING" shall mean the closing of the sale of a Lot under Contract by Borrower or a Guarantor to a bona fide purchaser for value that is not a Subsidiary or Affiliate.

                  "LOTS" shall mean all Land owned by Borrower or a Guarantor which is zoned, by the applicable Governmental Authority having jurisdiction, for construction and use as Housing Units and with respect to which Borrower or such Guarantor has obtained all necessary approvals for its subdivision for construction thereon of Housing Units; provided, however, that the term "Lots" shall not include any Land upon which the Start of Construction has occurred. The value of Lots shall be calculated in accordance with GAAP and shall include all associated costs required to be capitalized in accordance with GAAP.

                  "LOTS UNDER CONTRACT" shall mean all Lots owned by Borrower or a Guarantor as to which Borrower or such Guarantor has entered into a bona fide contract of sale with a Person who is not a Subsidiary or Affiliate.

                  "LOTS UNDER DEVELOPMENT" shall mean all Lots owned by Borrower or a Guarantor with respect to which construction of streets or other subdivision improvements has commenced but which are not Finished Lots or Lots under Contract. The value of Lots under Development shall be calculated in accordance with GAAP and shall include all associated costs required to be capitalized in accordance with GAAP.

                  "MATURITY DATE" shall mean March 5, 2006.

                  "MAXIMUM SWINGLINE AMOUNT" shall mean $5,000,000.

                  "MHO, LLC" shall mean MHO, LLC, an Arizona limited liability company and wholly-owned Subsidiary of M/I Homes and indirect Subsidiary of Borrower.

                  "M/I ANCILLARY BUSINESSES" shall mean the businesses listed as M/I Ancillary Businesses on Schedule 4 hereto and each business in which investments are made as permitted under subsection 7.6(k) hereof and (unless already an M/I Ancillary Business) which are at such time designated as an "M/I Ancillary Business" by Borrower, each of which shall be a corporation, limited partnership, limited liability partnership or limited liability company which is engaged solely in activities reasonably related to the sale of single family housing, provided that such investment or other ownership interest shall be as (a) a shareholder if the business is a corporation, (b) a limited partner if the business is a limited partnership, (c) a limited liability partner if the business is a limited liability partnership, or (d) a limited liability member if the business is a limited liability company. As used herein, the term "Subsidiary" shall not include any M/I Ancillary Business.

                  "M/I FINANCIAL CORP." shall mean M/I Financial Corp., an Ohio corporation and wholly-owned Subsidiary of Borrower.

                  "M/I FINANCIAL CORP. LIENS" shall have the meaning set forth in subsection 7.1 hereof.

                  "M/I FINANCIAL CORP. LOAN AGREEMENT" shall mean the Revolving Credit Agreement by and among M/I Financial Corp., Borrower and Guaranty Bank, effective as of May 3, 2001, as the same may be amended, extended, renewed or replaced from time to time.

                  "M/I HOMES" shall mean M/I Homes, Inc., an Arizona corporation, a wholly-owned Subsidiary of Borrower.

                  "M/I HOMES CONSTRUCTION, INC." shall mean M/I Homes Construction, Inc., an Arizona corporation and wholly-owned Subsidiary of Borrower.

                  "M/I PROPERTIES LLC" shall mean M/I Properties LLC, an Ohio limited liability company and wholly-owned Subsidiary of Borrower.

                  "M/I SERVICE CORP." shall mean M/I Schottenstein Homes Service Corp., an Ohio corporation and wholly-owned Subsidiary of Borrower.

                  "MODEL HOUSES" shall mean (a) all Housing Units owned by Borrower or any Guarantor which are being used as sales models and (b) all Housing Units owned by Borrower or any Guarantor for which there has been a Start of Construction which upon completion will be used as sales models.

                  "MOODY'S" shall mean Moody's Investors Service, Inc.

                  "MORTGAGE LOAN REPURCHASE OBLIGATIONS" shall mean those obligations (as more particularly described in this definition) of M/I Financial Corp. under a Purchase Commitment to repurchase (a) Eligible Mortgage Loans, (b) first mortgage loans that are not Eligible Mortgage Loans solely because either
(i) the mortgagor did not purchase from Borrower the home subject to such mortgage loan, or (ii) such mortgage loan is more than sixty (60) days old as determined by the date of the note which evidences such loan, (c) those second mortgage loans permitted by subsection 7.6(g) hereof, and (d) those first mortgage refinancing loans permitted by subsection 7.6(h) hereof; provided, the obligations to repurchase the mortgage loans described in clauses (a) through
(d) of this definition shall exist only if (A) such mortgage loans do not meet for any reason the investor guidelines regarding loan origination, loan processing or loan closing and regarding underwriting criteria for such Purchase Commitment or defects are noted in origination, processing or closing of mortgage loans by the investor,
(B) M/I Financial Corp. or its employees engage in any fraudulent conduct or misrepresentation, (C) the mortgagor fails to make timely payment of any of the first, second, third or fourth installments due under such mortgage loan, and such delinquency remains uncured for a period of more than 30 days or results in a foreclosure action, (D) the mortgagor fails to make timely payment of two or more monthly installments within six months from the date such mortgage loan is purchased by such secondary market lender, (E) the mortgagor engages in fraudulent conduct or misrepresentation or (F) with respect to mortgage loans issued pursuant to the North Carolina Housing Finance Authority bond programs, the mortgagor fails to make timely payment of the first installment due under such mortgage loans.

                  "NEW BANK" shall have the meaning set forth in subsection 2.6(b)(i) hereof.

                  "NO DEFAULT CERTIFICATE" shall have the meaning set forth in subsection 6.17 hereof.

                  "NORTHEAST OFFICE VENTURE" shall mean Northeast Office Venture, Limited Liability Company, a Delaware limited liability company and wholly-owned Subsidiary of Borrower.

                  "NOTE" or "NOTES" shall mean a promissory note or notes substantially in the form of Exhibit C hereto, executed and delivered by Borrower payable to the order of a Bank, and delivered pursuant to subsection 2.2, subsection 2.6(b) or subsection 11.7(b) hereof, as the same may be modified, amended, supplemented or replaced from time to time.

                  "NOTICE OF BORROWING" shall have the meaning set forth in subsection 2.3(a) hereof.

                  "NOTICE OF CONVERSION/CONTINUATION" shall have the meaning set forth in subsection 3.1 hereof.

                  "OBLIGATIONS" shall mean all unpaid principal of and accrued and unpaid interest on the Loans, all Reimbursement Obligations, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of Borrower to the Banks or to any Bank, Agent, Issuing Bank or any indemnified party arising under the Loan Documents.

                  "OFFICE BUILDING" shall mean the office building at 3 Easton Oval, Columbus, Ohio 43219 in which Borrower is a tenant.

                  "OPERATING LEASE" shall mean, at any date, any lease other than a lease which is required to be capitalized in accordance with GAAP, provided such lease has, as of the date of determination, a remaining term of twelve (12) months or more, or may at the option of the lessor or lessee be extended for a term of twelve (12) months or more.

                  "OTHER TAXES" shall have the meaning set forth in subsection 3.6(b) hereof.

                  "PARTICIPANTS" shall have the meaning set forth in subsection
11.4 hereof.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

                  "PERFORMANCE LETTER OF CREDIT" shall mean any Letter of Credit of the Borrower or a Guarantor that is issued for the benefit of a municipality, other governmental authority, utility, water or sewer authority, or other similar entity for the purpose of assuring such beneficiary of the Letter of Credit of the proper and timely completion of construction work.

                  "PERSON" shall mean an individual, a partnership (including without limitation a joint venture), a limited liability company (including without limitation a joint venture), a corporation (including without limitation a joint venture), a business trust, a joint stock company, a trust, an unincorporated association, a Governmental Authority or any other entity of whatever nature (including without limitation a joint venture).

                  "PLAN" shall mean any pension plan which is covered by Title IV of ERISA and in respect of which Borrower or a Commonly Controlled Entity is an "employer" as defined in Section 3(5) of ERISA.

                  "PRICING FACTOR" shall mean either the Debt/Cap Ratio or the Senior Debt Rating.

                  "PRIME RATE" shall mean the rate of interest per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), with any change thereto effective as of the opening of business on the day of the change.

                  "PROCEEDS AFTER DEFAULT" shall have the meaning set forth in
Section 9 hereof.

                  "PURCHASE COMMITMENT" shall mean a commitment from a secondary market lender, pursuant to an agreement with M/I Financial Corp., either with respect to a particular mortgage loan or with respect to mortgage loans meeting specified criteria, to purchase such mortgage loan or loans without recourse (except for Mortgage Loan Repurchase Obligations) for an amount not less than the difference of (a) the face amount of the note evidencing such mortgage loan(s), minus (b) the sum of (i) the points agreed upon between M/I Financial Corp. and such secondary market lender, and (ii) the amount of funds (for example, without limitation, escrow funds and origination fees), other than points, received by M/I Financial Corp. at the loan closing from the mortgagor.

                  "QUARTERLY PAYMENT DATE" shall mean the first day of each January, April, July and October.

                  "RATABLE SHARE" shall mean, with respect to any Bank on any date, the ratio of (a) the amount of the Commitment of such Bank to (b) the Aggregate Commitment.

                  "RATING" shall mean, with respect to a Rating Agency, (a) such Rating Agency's publicly-announced rating of Borrower's senior unsecured bank credit facility or (b) if such Rating Agency does not publicly announce the rating described in clause (a) above, such Rating Agency's publicly-announced rating of Borrower's unsecured long-term debt or (c) if such

Rating Agency does not publicly announce either of the ratings described in clauses (a) or (b) above, such Rating Agency's publicly announced corporate rating of Borrower.

                  "RATING AGENCY" shall mean each of Fitch, Moody's or S&P.

                  "RECEIVABLES" shall mean the net proceeds payable to, but not yet received by, Borrower or a Guarantor following a Housing Unit Closing or Lot Closing. "Receivables" shall not include amounts payable to Borrower or a Guarantor under a mortgage loan.

                  "REIMBURSEMENT OBLIGATIONS" shall mean Borrower's obligations to reimburse an Issuing Bank as a result of draws on one or more Facility L/Cs.

                  "REJECTING BANKS" shall have the meaning set forth in subsection 2.7(c) hereof.

                  "REPLACEMENT BANK" shall have the meaning set forth in subsection 3.10 hereof.

                  "REPORTABLE EVENT" shall mean any of the events set forth in
Section 4043(b) of ERISA or the regulations thereunder.

                  "REQUIRED BANKS" shall mean, at any particular time, Banks having at least 66-2/3% of the aggregate amount of the Revolving Credit Loans then outstanding or, if no Revolving Credit Loans are then outstanding, Banks having at least 66-2/3% of the Aggregate Commitment.

                  "REQUIREMENT OF LAW" shall mean as to any Person, the Certificate (or Articles) of Incorporation, By-Laws (or Code of Regulations), Close Corporation Agreement (where applicable) or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination, including without limitation all environmental laws, rules, regulations and determinations, of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its properly is subject.

                  "RESPONSIBLE OFFICER" shall mean as to Borrower or any of Borrower's Subsidiaries, the Chairman, President, Chief Operating Officer, Chief Executive Officer, Senior Executive Vice President or a Senior Vice President of such Person and, with respect to financial matters and matters described in subsection 3.8 hereof, the Chief Financial Officer, Treasurer or Controller of such Person, in each case acting in his or her capacity as such.

                  "REVOLVING CREDIT LOANS" shall mean the revolving credit loans made pursuant to this Agreement that are more particularly described in subsection 2.1 hereof.

                  "S&P" shall mean Standard & Poor's Rating Services.

                  "S CORPORATION" shall have the meaning set forth in Section 1361(a)(l) of the Code.

                  "SECURED INDEBTEDNESS" shall mean all Indebtedness of Borrower or any of its Subsidiaries (excluding Indebtedness owing to Borrower or any of its Subsidiaries) that is secured by a Lien on assets of Borrower or any of its Subsidiaries (including without limitation purchase money Indebtedness, non-recourse Indebtedness and Capital Lease obligations).

                  "SENIOR DEBT RATING" shall mean (a) at any time at which each of Moody's, Fitch and S&P publicly announces a Rating, the second highest of such three Ratings; (b) at any time at which Moody's and S&P publicly announce Ratings but Fitch does not, the higher of such Ratings; and (c) at any time at which Moody's or S&P (but not both) publicly announces a Rating (and regardless of whether Fitch publicly announces a Rating), the Rating so publicly announced by Moody's or S&P. At any time at which neither Moody's nor S&P publicly announces a Rating, no Senior Debt Rating shall be deemed to exist. The Senior Debt Rating shall change if and when such Rating(s) change, and such change in the Senior Debt Rating shall have the effect provided for in subsection 2.5 and elsewhere in this Agreement.

                  "SINGLE EMPLOYER PLAN" shall mean any Plan which is not a Multiemployer Plan (as defined in ERISA).

                  "SPECULATIVE HOUSING UNIT" shall mean any Housing Unit owned by the Borrower or a Subsidiary that is not a Housing Unit under Contract and shall include, without limitation, all Model Houses.

                  "START OF CONSTRUCTION" shall mean the commencement of the digging of the foundation or footer for a detached or attached single family house (including a townhouse condominium building or condominium building) on Land that immediately prior thereto constituted a Lot hereunder.

                  "SUBORDINATED INDEBTEDNESS" shall mean, at any date, (i) the unsecured Indebtedness of Borrower created as a result of the Fleet Agreement outstanding at such date and (ii) all other future unsecured subordinated Indebtedness of Borrower, the terms and manner (including without limitation the terms and manner with respect to subordination) of which are satisfactory to Required Banks in their sole discretion and approved in writing by Required Banks and which is subordinate to (a) the Obligations and (b) Borrower's obligations, if any, as a guarantor or otherwise of the obligations of M/I Financial Corp. (including without limitation the obligations with respect to the M/I Financial Corp. Loan Agreement).

                  "SUBSIDIARY" shall mean, as to any Person, a corporation, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person, and with respect to Borrower shall include all Subsidiaries of Subsidiaries of Borrower. Unless otherwise specified, "Subsidiary" means a Subsidiary of Borrower (including Subsidiaries of Subsidiaries); provided that "Subsidiary" shall not include any M/I Ancillary Business.

                  "SUNTRUST" shall mean SunTrust Bank.

                  "SUPPLEMENTAL GUARANTY" shall have the meaning set forth in the Guaranty Agreement.

                  "SWINGLINE EXPIRY DATE" shall mean the date which is ten (10) Business Days prior to the Maturity Date.

                  "SWINGLINE LOAN" shall have the meaning set forth in subsection 2.12 hereof.

                  "TAXES" shall mean any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes and Other Taxes.

                  "TRANCHE" shall mean the collective reference to those Eurodollar Rate Loans, the then current Interest Periods with respect to all of which begin on the same date and end on the same date (whether or not such Eurodollar Rate Loans shall originally have been made on the same day).

                  "UNIFORM CUSTOMS" shall mean the Uniform Customs and Practice for Documentary Credits, 1993 revision, ICC Publication No. 500, or amendment thereof or successor thereto referenced in Agent's issued letters of credit.

                  "UNIMPROVED ENTITLED LAND" shall mean all Lots that are neither Lots under Development, Finished Lots or Lots under Contract.

                  "UPDATED CERTIFICATE OF DEFAULT" shall have the meaning set forth in subsection 6.17 hereof.

             1.2      OTHER DEFINITIONAL PROVISIONS.

                  (a) All terms defined in this Agreement shall have the defined meanings when used in the Notes or any certificate or other document made or delivered pursuant hereto or thereto unless otherwise defined therein.

                  (b) As used herein, in the Notes or in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to Borrower and Borrower's Subsidiaries not defined in subsection 1.1 hereof, to the extent not defined, shall have the respective meanings given to them under GAAP.

                  (c) Any reference to "value" of property shall mean the lower of cost or market value of such property, determined in accordance with GAAP.

                  (d) The definition of any document or instrument includes all schedules, attachments and exhibits thereto and all renewals, extensions, supplements and amendments thereof; terms otherwise defined herein have the same meanings throughout this Agreement.

                  (e) "HEREUNDER," "herein," "hereto," "this Agreement" and words of similar import refer to this entire document; "including" is used by way of illustration and not by way of limitation, unless the context clearly indicates the contrary; and the singular includes the plural and conversely.

SECTION 2: AMOUNT AND TERMS OF COMMITMENTS, REVOLVING CREDIT LOANS, SWINGLINE
           ------------------------------------------------------------------
           LOANS AND FACILITY L/CS
           -----------------------

         2.1 COMMITMENTS.

                  (a) Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make Revolving Credit Loans to the Borrower from time to time during the Commitment Period, and to purchase undivided interests and participations in Facility Letters of Credit in accordance with subsection 2.16 hereof, in an aggregate principal amount of Loans made by such Bank and of such Bank's Ratable Share of the Facility L/C Obligations not to exceed at any time outstanding the amount set forth in Schedule 1 hereto (such Bank's obligations to make Revolving Credit Loans and to purchase undivided interests and participations in Facility L/Cs in accordance with subsection 2.16 hereof in such amounts, as reduced, increased or otherwise modified from time to time pursuant to the terms of this Agreement, being herein referred to as such Bank's "COMMITMENT"), subject to the limitations set forth in subsection 2.1(b) hereof.

                  (b) The aggregate amount of Borrowing Base Indebtedness at any one time outstanding may not exceed the Borrowing Base, and no Revolving Credit Loan (or Swingline Loan) shall be made, nor shall any Facility L/C be issued, that would have the effect of increasing the then outstanding amount of the Borrowing Base Indebtedness to an amount exceeding such Borrowing Base, provided that a Revolving Credit Loan shall not be deemed to have increased the amount of the Borrowing Base Indebtedness if, and only to the extent that, the proceeds of such Revolving Credit Loan are immediately used to repay a Swingline Loan.

                  (c) No Revolving Credit Loans shall be made at any time that any Swingline Loan is outstanding, except for Revolving Credit Loans that are used, on the day on which made, to repay in full the outstanding principal balance of the Swingline Loans. During the Commitment Period and as long as no Default or Event of Default exists, Borrower may borrow, prepay in whole or in part and reborrow Revolving Credit Loans, all in accordance with the terms and conditions hereof.

                  (d) Subject to the terms and conditions of this Agreement (including the limitations on the availability of Eurodollar Rate Loans and including the termination of the Aggregate Commitment as set forth in Section 9 hereof), the Revolving Credit Loans may from time to time be (i) Eurodollar Rate Loans, (ii) ABR Loans, or (iii) a combination thereof, as determined by Borrower and notified to Agent in accordance with subsection 2.3 hereof, provided (a) that no Revolving Credit Loan shall be made as a Eurodollar Rate Loan after the day that is one month prior to the last day of the Commitment Period, and (b) that the maximum number of Tranches that may be outstanding at any one time as Revolving Credit Loans may not exceed eight in the aggregate.

         2.2 NOTES. The Revolving Credit Loans made by Banks pursuant hereto shall be evidenced by Notes, payable to the order of each Bank in the amount of its Commitment and evidencing the obligation of Borrower to pay the aggregate unpaid principal amount of the Revolving Credit Loans made by such Bank, with interest thereon as prescribed in subsection 2.5 hereof. Each Bank is hereby authorized to record electronically or otherwise the date and amount of each Revolving Credit Loan disbursement made by such Bank, and the date and amount of each payment or prepayment of principal thereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, the failure of such Bank to make any such recordation(s) shall not affect the obligation of Borrower to repay outstanding principal, interest, or any other Obligation due hereunder or under the Notes in accordance with the terms hereof and thereof. Each Note shall (a) be dated as of the date hereof,
(b) be stated to mature on the Maturity Date, which Maturity Date may be extended as provided in subsection 2.7 hereof, and (c) bear interest for the period from and including the date thereof on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in subsection 2.5 hereof. Interest on each Revolving Credit Loan shall be payable as specified in subsection 2.5 hereof.

         2.3 PROCEDURE FOR BORROWING.

                  (a) Borrower may borrow under the Commitments (subject to the limitations on the availability of Eurodollar Rate Loans), during the Commitment Period, provided Borrower shall give Agent written notice (the "NOTICE OF BORROWING"), which Notice of Borrowing must be received (i) prior to 11:00 a.m., Chicago time, at least three (3) Business Days prior to the requested Borrowing Date for that part of the requested borrowing that is to be Eurodollar Rate Loans, or (ii) prior to 10:00 a.m., Chicago time on or before the requested Borrowing Date for that part of the requested borrowing that is to be ABR Loans which Notice of Borrowing, in the case of ABR Loan(s), shall be irrevocable. Each Notice of Borrowing shall specify (A) the Borrowing Date (which shall be a Business Day), (B) the amount of the requested borrowing, (C) whether the borrowing is to be of Eurodollar Rate Loans, ABR Loans or a combination thereof and (D) if the borrowing is to be entirely or partly of Eurodollar Rate Loans, the amount of each ABR Loan, if any, and the respective amounts of each such Eurodollar Rate Loan and the respective lengths of the initial Interest Periods therefor. Each borrowing pursuant to the Commitments shall be in the principal amount (1) in the case of ABR Loans, of $1,000,000 or any larger amount which is an even multiple of $100,000, and (2) in the case of Eurodollar Rate Loans, of $10,000,000 or any larger amount which is an even multiple of $1,000,000.

                  (b) After the Borrower gives Notice of Borrowing with respect to Eurodollar Rate Loans, Agent, by 9:00 a.m., Chicago time, two Business Days prior to the requested Borrowing Date, shall advise the Borrower of the applicable interest rate(s) (which is the sum of the applicable Eurodollar Rate(s) and the Applicable Eurodollar Margin) for the Eurodollar Rate Loan(s) and Interest Period(s) requested in the Notice of Borrowing. Not more than two hours thereafter, the Borrower shall give Agent written irrevocable confirmation of whether or not the Borrower selects Eurodollar Rate Loan(s) on such Borrowing Date and, if so, the amount(s) and Interest Period(s) of such Eurodollar Rate Loan(s). If the Borrower's written confirmation is timely made, the Borrower shall be deemed to be requesting borrowing(s) of Eurodollar Rate Loan(s) in the amount(s) and for the Interest Period(s) stated in the confirmation. If the Borrower's confirmation is not timely made, the Borrower shall be deemed to have requested a borrowing entirely as an ABR Loan in the aggregate amount and on the Borrowing Date specified in the Notice of Borrowing.

                  (c) By noon, Chicago time, (i) with respect to any ABR Loan, on the requested Borrowing Date and (ii) with respect to any Eurodollar Rate Loan, two Business Days prior to the requested Borrowing Date, Agent shall give notice by facsimile to each Bank of such request, specifying (A) the Borrowing Date (which shall be a Business Day), (B) the amount of the requested borrowing,
(C) whether the borrowing is to be of Eurodollar Rate Loans, ABR Loans or a combination thereof, and (D) if the borrowing is to be entirely or partly of Eurodollar Rate Loans, the amount of each ABR Loan, if any, and the respective amounts of each such Eurodollar Rate Loan, the applicable Eurodollar Rate for each such Eurodollar Rate Loan and the respective lengths of the initial Interest Periods therefor. Subject to satisfaction of the terms and conditions of this Agreement, each Bank shall deposit funds with Agent for the account of Borrower by 2:00 p.m. Chicago time on the Borrowing Date by wire transfer or other immediately available funds equal to its Ratable Share of the Revolving Credit Loans to be made on the Borrowing Date. The Loan(s) will then be made available to Borrower by Agent crediting the account of Borrower on the books of Agent with the aggregate amounts made available to Agent by Banks, and in like funds as received by Agent.

                  (d) Each Bank may book its Loans and its participations in Facility L/Cs at any Lending Installation selected by such Bank and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans and the Notes issued hereunder shall be deemed held by each Bank for the benefit of any such Lending Installation. Each Bank and Issuing Bank may, by written notice to the Agent and Borrower in accordance with subsection 11.2 hereof, designate replacement or additional Lending Installations through which Loans will be made by it or Facility L/Cs will be issued by it and for whose account Loan payments or a payment with respect to Facility L/Cs are to be made.

                  (e) Each ABR Loan shall continue as an ABR Loan unless and until such ABR Loan is converted into a Eurodollar Rate Loan pursuant to subsection 3.1 or is repaid in accordance with subsection 2.11. Each Eurodollar Rate Loan shall continue as a Eurodollar Rate Loan until the end of the then applicable Interest Period therefor, at which time such Eurodollar Rate Loan shall be automatically converted into an ABR Loan unless (x) such Eurodollar Loan is or was repaid in accordance with subsection 2.11 or (y) such Eurodollar Rate Loan is continued as a Eurodollar Rate Loan in accordance with subsection 3.1.

         2.4 COMMITMENT FEE. Borrower agrees to pay to Agent for the benefit of each Bank a commitment fee for the Commitment Period, computed at the Applicable Commitment Rate per annum on the average daily unused amount of each Bank's Commitment during the Commitment Period, payable quarterly in arrears and due on each Quarterly Payment Date and on the last day of the Commitment Period, commencing on the first of such dates to occur after the date hereof. For purposes of determining the unused portion of the Aggregate Commitment and the unused portion of a Bank's Commitment hereunder, the Aggregate Commitment shall be deemed used to the extent of the aggregate face amount of the outstanding Facility L/Cs and such Bank's Commitment shall be deemed used to the extent of such Bank's Ratable Share of the aggregate face amount of the outstanding Facility L/Cs.

         2.5 INTEREST; DEFAULT INTEREST.

                  (a) Except as provided in subsection 2.5(d) hereof, (i) the Revolving Credit Loans shall bear interest on the unpaid principal amount thereof at a rate per annum equal to (y) in the case of ABR Loans, the Alternate Base Rate in effect from time to time, plus the Applicable ABR Margin in effect for such day, and (z) in the case of Eurodollar Rate Loans, if permitted hereunder at such time, the Eurodollar Rate determined for such day, plus the Applicable Eurodollar Margin in effect for such day, and (ii) the Swingline Loans shall bear interest on the unpaid principal amount thereof at a rate per annum equal to the Alternate Base Rate in effect from time to time, plus the Applicable ABR Margin in effect for such day.

                  (b) The Applicable Margins and the Applicable Commitment Rate shall be determined by reference to the Senior Debt Rating and the Debt/Cap Ratio in accordance with the following table and the provisions of this subsection 2.5(b):


---------------- ------------------- ----------------------- ---------------- -------------------- -------------------
Level            Senior Debt         Debt/Cap                Applicable       Applicable ABR       Applicable
                 Rating              Ratio                   Eurodollar       Margin               Commitment
                                                             Margin                                Rate
---------------- ------------------- ----------------------- ---------------- -------------------- -------------------
I                BB+/Ba1             Less than 35%           1.50%               -0-               0.225%
---------------- ------------------- ----------------------- ---------------- -------------------- -------------------
II               BB/Ba2              Equal to or more than   1.625%              -0-               0.25%
                                     35% and less than 40%
---------------- ------------------- ----------------------- ---------------- -------------------- -------------------
III              BB-Ba3              Equal to or more than   1.75%            0.125%               0.25%
                                     40% and less than 55%
---------------- ------------------- ----------------------- ---------------- -------------------- -------------------
IV               B+/B1 & Below       55% or more             2.00%            0.375%               0.375%
---------------- ------------------- ----------------------- ---------------- -------------------- -------------------

                  The Applicable Margins and Applicable Commitment Rate shall be determined on the basis of the Levels of the Pricing Factors in accordance with the following provisions:

                  (i) At any time at which the Pricing Factors are at the same Level, the Applicable Margins and Applicable Commitment Rate shall be at that Level;

                  (ii) At any time at which the Pricing Factors are at different Levels, the Applicable Margins and the Applicable Commitment Rate shall be at the Level that corresponds to (A) the Level of the higher of the two Pricing Factors (i.e. the lower pricing) whenever the Pricing Factors differ by one Level and (B) the Level that is one Level lower than the higher of the two Pricing Factors (i.e., the higher pricing) whenever the Pricing Factors differ by more than one Level;

                  (iii) At any time at which there is or is deemed to be no Senior

         Debt Rating, the Applicable Margins and the Applicable Commitment Rate shall be at (A) the Level that is one Level lower (i.e., the higher pricing) than the Level of the Debt/Cap Ratio or (B) Level IV if the Debt Cap Ratio is at Level IV; and

                  (iv) At any time at which (A) Fitch does not publicly announce a Rating and (B) Moody's or S&P (but not both) publicly announces a Rating, the Applicable Margin and Applicable Commitment Rate shall be determined in accordance with subsections (i) and (ii) above (as applicable), except that (A) the Applicable Eurodollar Margin set forth in the Table above shall be increased by 0.075% and (B) the Applicable Commitment Rate set forth in the Table shall be increased by 0.025%.

                  (c) The Applicable Margins and the Applicable Commitment Rate shall be adjusted, from time to time, effective (as applicable) on the first Business Day after any change in the Senior Debt Ratings that results in any change in the Applicable Margins or Applicable Commitment Rate or the fifth
(5th) Business Day after the Agent's receipt of the Borrower's quarterly or annual financial statements evidencing a change in the Debt/Cap Ratio that results in any change in the Applicable Margins or Applicable Commitment Rates, PROVIDED, HOWEVER, that (i) if Borrower fails to deliver such financial statements when required hereunder and such financial statements (when delivered) evidence a change in the Debt/Cap Ratio that results in an increase in an Applicable Margin or Applicable Commitment Rate, such increase shall be effective as of the fifth (5th) Business Day after the date on which such financial statements were required to be delivered hereunder and (ii) any change in the Applicable Eurodollar Margin shall only apply to Eurodollar Rate Loans for Interest Periods commencing after such change in the Applicable Eurodollar Margin is effective.

                  (d) As of the date hereof, the Applicable Margins and Applicable Commitment Rate are at Level III.

                  (e) If all or a portion of the principal amount of any of the Revolving Credit Loans made hereunder (whether as ABR Loans or Eurodollar Rate Loans or a combination thereof) or the Swingline Loans or any installment of interest on any Revolving Credit Loan or Swingline Loan or any commitment fee of Facility L/C fees shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), any such overdue principal amount and, to the extent permitted by applicable law, any overdue installment of interest on any Revolving Credit Loan or Swingline Loan or any overdue payment of commitment fees or Facility L/C Fees hereunder shall, without limiting any other rights of Banks, bear interest at a rate per annum which is the sum of the Alternate Base Rate in effect from time to time, plus the Applicable ABR Margin, plus one percent (1%), from the date of such non-payment until paid in full (before, as well as after, judgment); provided, however, if all or any portion of any principal on any Revolving Credit Loan made as a Eurodollar Rate Loan hereunder shall not be paid when due and the then current Interest Period for such Eurodollar Rate Loan has not yet expired, the entire principal amount of such Eurodollar Rate Loan and, to the extent permitted by applicable law, any overdue installment of interest on such Eurodollar Rate Loan shall, without limiting any other rights of Banks, bear interest at a rate per annum which is the sum of one percent (1%) plus the applicable non-default interest rate (which is the sum of the applicable Eurodollar Rate and the Applicable Eurodollar Margin) on such Eurodollar Rate Loan then in effect from the date of such non-payment until the expiration of the then current Interest Period with respect to such Eurodollar Rate Loan (before, as well as after, judgment); thereafter, the entire principal amount of such Eurodollar Rate Loan and, to the extent permitted by applicable law, any overdue installment of interest on such Eurodollar Rate Loan shall, without limiting any other rights of Banks, bear interest at a rate per annum which is the sum of the Alternate Base Rate in effect from time to time, plus the Applicable ABR Margin, plus one percent (1%), until paid in full (before, as well as after, judgment).

                  (f) Interest shall be payable in arrears and shall be due on each Interest Payment Date.

         2.6 TERMINATION, REDUCTION OR INCREASE OF AGGREGATE COMMITMENT.

                  (a) (i) Borrower shall have the right to terminate the Aggregate Commitment or, from time to time (and so long as no Default or Event of Default exists), reduce the amount of the Aggregate Commitment, upon not less than five (5) Business Days' written notice to each Bank specifying (A) either a reduction or termination and (B) in the case of a reduction, whether any prepayment, if required by this Agreement, shall be of ABR Loans, Eurodollar Rate Loans or a combination thereof, and, in each case if a combination thereof, the principal allocable to each.

                  (ii) Any such reduction of the Aggregate Commitment shall be in the amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the amount of the Aggregate Commitment then in effect. Any such reduction shall be accompanied by (A) prepayment of the Revolving Credit Loans made hereunder to the extent, if any, that the sum of the amount of such Revolving Credit Loans and the Facility L/C Obligations then outstanding exceeds the amount of the Aggregate Commitment, as then reduced, together with accrued interest on the amount so prepaid to the date of such prepayment, and (B) if a Revolving Credit Loan is a Eurodollar Rate Loan that is prepaid other than at the end of the Interest Period applicable thereto, by any amounts payable pursuant to subsection 3.5 hereof.

                  (iii) Any such termination of the Commitment shall be accompanied (A) by prepayment in full of the Revolving Credit Loans then outstanding hereunder, together with accrued interest thereon to the date of such prepayment, and the payment of any unpaid commitment fee then accrued hereunder; (B) with respect to Facility L/Cs, by Borrower's compliance with the terms of subsection 2.15 hereof; and (C) if a Revolving Credit Loan is a Eurodollar Rate Loan that is prepaid other than at the end of the Interest Period applicable thereto, by any amounts payable pursuant to subsection 3.5 hereof.

                  (iv) Any such reduction or termination of the Aggregate Commitment shall be allocated to each Bank's Commitment ratably in its Ratable Share.

                  (b) (i) Subject to the provisions of this subsection 2.6(b), Borrower may, at any time and from time to time, request ("FACILITY INCREASE REQUEST"), by notice to Agent, Agent's approval of an increase of the Aggregate Commitment within the limitations hereinafter set forth, which Facility Increase Request shall set forth the amount of such requested increase. Within twenty
(20) days of such Facility Increase Request, Agent shall advise Borrower of its approval or disapproval thereof; failure to so advise Borrower shall constitute disapproval. Upon approval of Agent, the Aggregate Commitment may be so increased either by having one or more Eligible Assignees (other than Banks then holding a Commitment hereunder) approved by Borrower and Agent (each a "NEW Bank") become Banks hereunder and/or by having any one or more Banks then holding a Commitment hereunder (at their respective election in their sole discretion) that have been approved by Borrower and Agent increase the amount of their Commitments (any such Bank that elects to increase its Commitment and any New Bank being hereinafter referred to as an "ADDITIONAL BANK"), provided that (A) unless otherwise agreed by Borrower and Agent, the Commitment of any New Bank shall not be less than $10,000,000 and (B) unless otherwise agreed by Borrower and Agent, the increase in the Commitment of any Bank shall be not less than $5,000,000; (C) the Aggregate Commitment shall not exceed $375,000,000; (D) Borrower and each Additional Bank shall have executed and delivered a commitment and acceptance (the "COMMITMENT AND ACCEPTANCE") substantially in the form of EXHIBIT D hereto and Agent shall have accepted and executed the same; (E) Borrower shall have executed and delivered to Agent a Note or Notes payable to the order of each Additional Bank, each such Note to be in the amount of such Additional Bank's Commitment or increased Commitment (as applicable); (F) Borrower shall have delivered to Agent an opinion of counsel (substantially similar to the form of opinion attached hereto as EXHIBIT E, modified to apply to the increase in the Aggregate Commitment and each Note and Commitment and Acceptance executed and delivered in connection therewith); (G) the Guarantors shall have delivered to Agent a written instrument confirming their consent to the new Commitments or increases in Commitments (as applicable) and that their Guaranty Agreements continue in full force and effect; and (H) Borrower and each Additional Bank shall otherwise have executed and delivered such other instruments and documents as Agent shall have reasonably requested in connection with such new Commitment or increase in a Commitment (as applicable). The form and substance of the documents required under clauses (D) through (H) above shall be fully acceptable to Agent. Agent shall provide written notice to Banks following any such increase in the Aggregate Commitment hereunder and shall furnish to Banks copies of the Commitment and Acceptance.

                  (ii) On the effective date of any increase in the Aggregate Commitment pursuant to the provisions hereof ("INCREASE DATE"), which Increase Date shall be mutually agreed upon by Borrower, each Additional Bank and Agent, each Additional Bank shall make a payment to Agent in an amount sufficient, upon the application of such payments by all Additional Banks to the reduction of the outstanding ABR Loans (other than Swingline Loans) held by Banks, to cause the principal amount outstanding under such ABR Loans made by all Banks (including any Additional Bank) to be in the proportion of their respective Commitments (as of such Increase Date). Borrower hereby irrevocably authorizes each Additional Bank to fund to Agent the payment required to be made pursuant to the immediately preceding sentence for application to the reduction of the outstanding ABR Loans held by each Bank, and each such payment shall constitute a ABR Loan hereunder. Such Additional Bank shall not participate in any Eurodollar Rate Loans that are outstanding on the Increase Date, but, if Borrower shall, at any time on or after such Increase Date, convert or continue any Eurodollar Rate Loans outstanding on such Increase Date, Borrower shall be deemed to repay such Eurodollar Rate Loans on the date of the conversion or continuation thereof and then to reborrow as a Eurodollar Rate Loan a like amount on such date so that each Additional Bank shall make a Eurodollar Rate Loan on such date in its Ratable Share of such Eurodollar Rate Loans. Each

Additional Bank shall also advance its Ratable Share of all Revolving Credit Loans made on or after such Increase Date and shall otherwise have all of the rights and obligations of a Bank hereunder on and after such Increase Date. Notwithstanding the foregoing, upon the occurrence of an Event of Default prior to the date on which an Additional Bank is holding Revolving Credit Loans equal to its Ratable Share of all Revolving Credit Loans hereunder, such Additional Bank shall, upon notice from Agent, on or after the date on which the Obligations are accelerated or become due following such Event of Default, pay to Agent (for the account of the other Banks, to which the Agent shall pay their pro rata shares upon receipt) a sum equal to such Additional Bank's Ratable Share of each Revolving Credit Loan then outstanding with respect to which such Additional Bank does not then hold its Ratable Share thereof.

                  (iii) On the Increase Date and the making of the Loans by an Additional Bank in accordance with the provisions of the first sentence of subsection 2.6(b)(ii) hereof, such Additional Bank shall also be deemed to have irrevocably and unconditionally purchased and received, without recourse or warranty, from Banks party to this Agreement immediately prior to the Increase Date, an undivided interest and participation in any Facility L/C then outstanding, ratably, such that all Banks (including each Additional Bank) hold participation interests in each such Facility L/C in the proportion of their respective Commitments (taking into account the increase in the Aggregate Commitment that is effective on such Increase Date).

                  (iv) Nothing contained herein shall constitute, or otherwise be deemed to be, a commitment or agreement on the part of any Bank to increase its Commitment hereunder at any time or a commitment or agreement on the part of Borrower or Agent to give or grant any Bank the right to increase its Commitment hereunder at any time.

             2.7      MATURITY DATE OF COMMITMENT; EXTENSION.

                  (a) Unless earlier terminated pursuant to the terms of this Agreement, the Aggregate Commitment shall terminate on the Maturity Date, and the unpaid balance of the Revolving Credit Loans and Swingline Loans outstanding shall be paid on the Maturity Date.

                  (b) Not more than once in any fiscal year of Borrower, Borrower may request an extension of the Maturity Date to the first anniversary of the then scheduled Maturity Date (but in no event to a date that is later than the fourth anniversary of the date of such request) by submitting a request for an extension to Agent not less than 180 days prior to the then scheduled Maturity Date. Prior to the delivery by Agent to the Banks of such request for extension, Borrower shall propose to Agent the amount of the fees that Borrower would agree to pay with respect to such extension if approved by the Banks. Promptly upon (but not later than five (5) Business Days after) Agent's receipt and approval of both the extension request and fee proposal (as so approved, the "EXTENSION REQUEST"), Agent shall deliver to each Bank a copy of, and shall request each Bank to approve, the Extension Request. Each Bank approving the Extension Request shall deliver its written approval no later than 60 days after such Bank's receipt of the Extension Request. Except as otherwise provided in subsection 2.7(c) below, if and only if the written approval of the Extension Request by all Banks is received by Agent within such 60-day period, the Maturity Date shall be extended to the first anniversary of the then scheduled Maturity Date (as specified in the Extension Request).

                  (c) If (i) any Bank or Banks whose pro rata shares (in the aggregate) of the Aggregate Commitment do not exceed 25% of the Aggregate Commitment ("REJECTING BANKS") shall not approve an Extension Request, (ii) all rights and obligations of such Rejecting Banks under this Agreement and under the other Loan Documents (including, without limitation, their Commitment and all Loans owing to them) shall have been assigned, within ninety (90) days following such Extension Request, in accordance with subsection 3.10, to one or more Replacement Banks who shall have approved in writing such Extension Request at the time of such assignment, and (iii) no other Bank shall have given written notice to Agent of such Bank's withdrawal of its approval of the Extension Request, Agent shall promptly so notify Borrower and each Bank, and the Maturity Date shall be extended by one (1) year.

                  (d) Within ten (10) days of Agent's notice to Borrower that all Banks have approved an Extension Request (whether pursuant to subsection 2.7(b) or 2.7(c)), Borrower shall pay to Agent for the account of the Banks the applicable extension fees specified in the Extension Request, and Agent shall promptly remit to each Bank its Ratable Share thereof.

         2.8 COMPUTATION OF INTEREST AND FEES. Commitment fees on the Commitment and interest in respect of the Revolving Credit Loans shall be calculated on the basis of a 360-day year for the actual days elapsed. Any change in the interest rate on the Loans and the Notes resulting from a change in the Alternate Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business of the day on which such change in the Alternate Base Rate or the Eurocurrency Reserve Requirements shall become effective, without notice to Banks or Borrower. However, Agent shall give Borrower and Banks prompt notice of all changes in the Alternate Base Rate or the Eurocurrency Reserve Requirements. Each determination of an interest rate by Agent pursuant to any provision of this Agreement shall be conclusive and binding on Banks and Borrower in the absence of manifest error.

         2.9 INCREASED COSTS. If a Bank or an Issuing Bank determines that the amount of capital required or expected to be maintained by such Bank or such Issuing Bank, any Lending Installation of such Bank or an Issuing Bank, or any corporation controlling such Bank or Issuing Bank is increased as a result of a Change, then, within fifteen (15) days of written notice by such Bank or Issuing Bank (which notice shall be given not later than 180 days after the Change resulting in such increase), Borrower shall pay such Bank or Issuing Bank the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Bank or Issuing Bank determines is attributable to this Agreement, its Loans or its issuance of or participation in Facility L/Cs or its Commitment to make Loans or to issue or to participate in Facility L/Cs, as the case may be, hereunder (after taking into account such Bank's or Issuing Bank's policies as to capital adequacy). "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Bank or Issuing Bank or any Lending Installation or any corporation controlling any Bank or Issuing Bank. "Risk-Based Capital Guidelines" means (a) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (b) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and

Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement. Such Bank's written notice to Borrower for compensation hereunder shall set forth in reasonable detail the computation of any additional amounts payable to such Bank by Borrower, and such request and computation shall be conclusive in the absence of manifest error. This provision shall remain in full force and effect, with respect to the Loans until the later of (1) the termination of this Agreement or
(2) the payment in full of all Notes (provided that before accepting final payment on the Notes, a Bank shall calculate any amounts due it in accordance with this subsection 2.9 and give notice to Borrower of such amounts as stated herein, and Borrower shall include such amounts in Borrower's final payment). This provision shall survive the termination of all Facility L/Cs and, with respect to Facility L/Cs, shall remain in full force and effect until there is no existing or future obligation of Agent or any Bank under any Facility L/C. The provisions of this subsection 2.9 shall be supplemented by the provisions of
Section 3 hereof.

         2.10 USE OF PROCEEDS.

                  (a) The proceeds of the initial Revolving Credit Loans made hereunder shall be used by Borrower to pay in full the outstanding principal of and all accrued and unpaid interest on the Revolving Credit Loans and Swingline Loans (both as defined in the Existing Credit Agreement) under the Existing Credit Agreement and all accrued and unpaid fees, expenses and other amounts payable thereunder. Upon Borrower's irrevocable payment in full of such outstanding amounts under the Existing Credit Agreement, the Existing Credit Agreement shall be terminated (except as provided in subsection 2.10(b) below in respect of the Existing L/Cs) and the Banks party thereto shall cancel all promissory notes and guaranties executed pursuant to the Existing Credit Agreement. Thereafter, the proceeds of the Revolving Credit Loans made hereunder shall be used by Borrower for lawful purposes in Borrower's business.

                  (b) The termination of the Existing Credit Agreement as provided in subsection 2.10(a) above shall not terminate the Existing L/Cs or the reimbursement agreements relating thereto, all of which shall remain in full force and effect. The termination of the Existing Credit Agreement shall terminate the participation interests in the Existing L/Cs under the Existing Credit Agreement, and, immediately upon such termination, each Issuing Bank shall grant and does hereby grant to each Bank hereunder, and each Bank shall accept and does hereby accept from such Issuing Bank, an undivided interest in the Existing L/Cs equal to such Bank's Ratable Share of the Existing L/Cs, all on the terms set forth in subsection 2.16 hereof.

         2.11 PAYMENTS; PRO RATA TREATMENT.


                  (a) Each borrowing by Borrower from Banks hereunder, each payment (including each prepayment) by Borrower on account of principal of and interest on the Revolving Credit Loans, each payment by Borrower on account of any commitment fee hereunder and any reduction of the Commitments shall be made pro rata according to the respective Banks' Ratable Shares. All payments (including prepayments) to be made by Borrower hereunder and under the Notes, whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made prior to 11:00 a.m.,

Chicago, Illinois time, on the due date thereof to Agent, for the account of Banks, at Agent's office at One Bank One Plaza, Chicago, Illinois, in Dollars and in immediately available funds. Agent shall distribute such payments to Banks upon receipt in like funds as received, which distributions shall be made by Agent on the day that it receives such funds if received by 11:00 a.m. Chicago time and otherwise not later than the next succeeding Business Day. If the Agent does not distribute such payments to Banks when required, each Bank shall be entitled to recover from Agent interest on such corresponding amount in respect of each day from the date such payments were required to be distributed to such Bank to the date such corresponding amount is actually delivered to such Bank by Agent, at a rate per annum equal to the Federal Funds Rate for the first three days and thereafter at the Alternate Base Rate. If any payment hereunder on an ABR Loan becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment hereunder on a Eurodollar Rate Loan becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

                  (b) Borrower may from time to time pay, without penalty or premium, all outstanding ABR Loans, or, in a minimum aggregate amount of $500,000 or any integral multiple of $100,000 in excess thereof, any portion of the outstanding ABR Loans upon notice to Agent not later than 11:00 a.m. Chicago time on the date of payment. Borrower may from time to time pay, subject to the payment of any funding indemnification amounts required by subsection 3.5 but without penalty or premium, all outstanding Eurodollar Rate Loans, or, in a minimum aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof, any portion of the outstanding Eurodollar Rate Loans upon notice to Agent not later than 10:00 a.m. Chicago time on the date of payment.

         2.12 SWINGLINE LOANS.

                  (a) Subject to the terms and conditions of this Agreement, Bank One in its individual capacity agrees to make at any time and from time to time after the initial Borrowing Date and prior to the Swingline Expiry Date swingline loans to Borrower ("SWINGLINE LOANS"), which Swingline Loans (i) shall be made and maintained as ABR Loans, (ii) shall be denominated in U.S. Dollars,
(iii) may be repaid and reborrowed in accordance with the provisions hereof,
(iv) shall not exceed, in aggregate principal amount at any one time outstanding, the lesser of (A) the Maximum Swingline Amount and (B) the amount by which Bank One's Commitment exceeds its share of the sum of all Revolving Credit Loans and Facility L/C Obligations and (v) shall be subject to the limitations set forth in subsection 2.1(b) hereof. Bank One will not make a Swingline Loan after it has received written notice from Borrower or the Required Banks stating that a Default or an Event of Default exists until such time as Bank One shall have received a written notice of (i) rescission of such notice from the party or parties originally delivering the same or (ii) a waiver of such Default or Event of Default, as required by the Credit Agreement.

                  (b) Borrower shall give Bank One irrevocable telephonic or written notice prior to 2:00 p.m., Chicago time on the requested Borrowing Date specifying the amount of the requested Swingline Loan which shall be in a minimum amount of $500,000 or whole multiples of $100,000 in excess thereof. The Swingline Loans will then be made available to Borrower by Bank One by crediting the account of Borrower on the books of Bank One.

                  (c) The Swingline Loans shall be evidenced by the Note held by Bank One. Bank One is hereby authorized to record electronically or otherwise the date and amount of each Swingline Loan, and the date and amount of each payment or prepayment of principal thereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided, however, the failure of Bank One to make any such recordation(s) shall not affect the obligation of Borrower to repay outstanding principal, interest, or any other amount due hereunder in accordance with the terms hereof and thereof. The Swingline Loan shall (i) mature on the Swingline Expiry Date, and
(ii) bear interest for the period from and including the date thereof on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in subsection 2.5 hereof. Interest on each Swingline Loan shall be payable as specified in subsection 2.5 hereof.

                  (d) Bank One, at any time and in its sole and absolute discretion, may (and, not later than three (3) Business Days after the making of a Swing Line Loan, shall), on behalf of Borrower (which hereby irrevocably directs Bank One to act on Borrower's behalf), request each Bank, including Bank One, to make a Revolving Credit Loan (each, a "MANDATORY BORROWING") in an amount equal to such Bank's Ratable Share of the amount of the Swingline Loans (provided that each such request shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 9 or upon the exercise of any of the remedies provided in the last paragraph of
Section 9), in which case each Bank shall make the proceeds of its Revolving Credit Loan available to Bank One on the immediately succeeding Business Day in its Ratable Share thereof, and the proceeds thereof shall be applied directly to repay Bank One for such outstanding Swingline Loans. Each Bank hereby irrevocably agrees to make ABR Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified by Bank One notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the minimum borrowing amount otherwise required hereunder, (ii) whether any conditions specified in Section 5 are then satisfied, (iii) whether a Default or an Event of Default has occurred and is continuing, (iv) the date of such Mandatory Borrowing, (v) any reduction in the Commitments after any such Swingline Loans were made, (vi) Borrower's compliance with Borrowing Base requirements, (vii) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against Bank One, Borrower or any other Person for any reason whatsoever, or (viii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code in respect of Borrower), each Bank (other than Bank
One) hereby agrees that it shall forthwith purchase from Bank One (without recourse or warranty) a participation interest in such outstanding Swingline Loans as shall be necessary to cause the Banks to hold participation interests in such Swingline Loans in the proportion of their respective Ratable Shares thereof, provided that all interest payable on the Swingline Loans shall be for the account of Bank One until the date the Mandatory Borrowing is made, and, to the extent attributable to the Mandatory Borrowing, shall be payable to the Bank making such Mandatory Borrowing from and after the date such Mandatory Borrowing is made.

                  (e) Whenever, at any time after Bank One has received from any Bank such Bank's assigned interest in a Swingline Loan and Bank One receives any payment on account thereof Bank One will distribute to such Bank its assigned interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's assigned interest was outstanding and funded); provided, however, that in the event that such payment received by Bank One is required to be returned, such Bank will return to Bank One any portion thereof previously distributed by Bank One to it.

         2.13 THE FACILITY L/CS. So long as no Default or Event of Default exists, Bank One and each other Bank that is designated as an Issuing Bank in accordance with subsection 2.14(a) hereof, agree to issue Facility L/Cs, on the terms and conditions hereof, provided that (a) the aggregate of all Facility L/C Obligations at any one time outstanding shall not exceed Fifty Million and 00/100 Dollars ($50,000,000) and (b) the sum of the aggregate amount of all Loans and the aggregate amount of all Facility L/C Obligations at any one time outstanding shall not exceed the Aggregate Commitment.

         2.14 DESIGNATION OR RESIGNATION OF ISSUING BANK.

                  (a) Upon request by Borrower and approval by Agent, a Bank may at any time agree to be designated as an Issuing Bank hereunder, which designation shall be set forth in a written instrument or instruments delivered by Borrower, Agent and such Bank. Agent shall promptly notify the other Banks of such designation. From and after such designation and unless and until such Bank resigns as an Issuing Bank in accordance with subsection 2.14(b) below, such Bank shall have all of the rights and obligations of an Issuing Bank hereunder.

                  (b) An Issuing Bank shall continue to be an Issuing Bank unless and until (i) it shall have given Borrower and Agent notice that it has elected to resign as Issuing Bank and (ii) unless there is, at the time of such notice, at least one other Issuing Bank, another Bank shall have agreed to be the replacement Issuing Bank and shall have been approved in writing by Agent and Borrower. A resigning Issuing Bank shall continue to have the rights and obligations of the Issuing Bank hereunder solely with respect to Facility L/Cs theretofore issued by it, notwithstanding the designation of a replacement Issuing Bank hereunder, but upon its notice of resignation (or, if at the time of such notice, there is not at least one other Issuing Bank, then upon such designation of a replacement Issuing Bank), the resigning Issuing Bank shall not thereafter issue any Facility L/C (unless it shall again thereafter be designated as an Issuing Bank in accordance with the provisions of this subsection 2.14). The assignment of, or grant of a participation interest in, all or any part of its Commitment or Loans by a Bank that is also an Issuing Bank shall not constitute an assignment or transfer of any of its rights or obligations as an Issuing Bank.

         2.15 ISSUANCE OF FACILITY L/CS.

                  (a) Borrower may request an Issuing Bank to issue a Facility L/C by delivering to such Issuing Bank (with a copy to Agent if Agent is not the Issuing Bank), no later than 11:00 a.m. (local time at the Issuing Bank's office designated herein) two (2) Business Days prior to the date on which issuance of the Facility L/C is requested by Borrower, a standby letter of credit application and reimbursement agreement in Issuing Bank's then customary form (the "FACILITY L/C APPLICATION") completed to the satisfaction of Issuing Bank, together with the proposed form of such letter of credit (which shall comply with the applicable requirements of subsection 2.15(b) below) and such other certificates, documents and other papers and information as Issuing Bank may reasonably request.

                  (b) Each Facility L/C issued hereunder shall, among other things, (i) be in such form requested by Borrower as shall be acceptable to the Issuing Bank in its sole discretion, and (ii) have an expiry date (taking into account any automatic renewal provisions thereof) occurring not later than thirty (30) days prior to the Maturity Date. If the Aggregate Commitment is terminated (whether by acceleration, demand, or otherwise), then, not later than simultaneously with such termination, all outstanding Facility L/Cs shall be returned to the Issuing Bank thereof or Borrower shall cash collateralize all outstanding Facility L/Cs in accordance with Section 8 hereof. Each Facility L/C Application and each Facility L/C shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the state in which is located the Issuing Bank's office from which such Facility L/C is issued.

                  (c) An Issuing Bank shall not issue, amend or extend, at any time, any Facility L/C:

                                    (i) if the aggregate maximum amount then
                  available for drawing under Letters of Credit issued by such Issuing Bank, after giving effect to the Facility L/C or amendment or extension thereof requested hereunder, shall exceed any limit imposed by law or regulation upon such Issuing Bank;

                                    (ii) if, after giving effect to the
                  issuance, amendment or extension of the Facility L/C requested hereunder, the aggregate principal amount of the Facility L/C Obligations would exceed $50,000,000;

                                    (iii) if, after giving effect to the
                  issuance, amendment or extension of the Facility L/C requested hereunder, Borrowing Base Indebtedness would exceed the Borrowing Base as of the most recent Inventory Valuation Date;

                                    (iv) if, after giving effect to the
                  issuance, amendment or extension of the Facility L/C requested hereunder, the sum of (A) the outstanding and unpaid principal amount of the Loans and (B) the Facility L/C Obligations would exceed the Aggregate Commitment;

                                    (v) if such Issuing Bank receives written
                  notice from the Agent at or before 11:00 a.m. Chicago time on the proposed date of issuance, amendment or extension of such Facility L/C that one or more of the conditions precedent contained in subsection 2.15(d) below would not on such date be satisfied, unless such conditions are thereafter satisfied or waived and written notice of such satisfaction is given to such Issuing Bank by the Agent; or

                                    (vi) that is in a currency other than U.S.
                   Dollars.

                  (d) The issuance, amendment or extension of any Facility L/C is subject to the satisfaction in full of the following conditions on the date of such issuance, amendment or extension:

                                    (i) the conditions of subsection 5.2 hereof
                  are satisfied; and

                                    (ii) no order, judgment or decree of any
                  court, arbitrator or governmental authority shall enjoin or restrain such Issuing Bank from issuing the Facility L/C and no law, rule or regulation applicable to the Issuing Bank and no directive from any governmental authority with jurisdiction over the Issuing Bank shall prohibit such Issuing Bank from issuing Letters of Credit generally or from issuing that Facility L/C.

                  (e) Upon receipt of any Facility L/C Application from Borrower, the Issuing Bank will process such Facility L/C Application, and the other certificates, documents and other papers delivered to such Issuing Bank in connection therewith, in accordance with its customary procedures and, upon satisfaction of all conditions contained in this Agreement, shall promptly issue the original of such Facility L/C and deliver it to the beneficiary thereof, or to Borrower which shall deliver such original Facility L/C to the beneficiary, and furnish a copy thereof to Borrower. The Issuing Bank shall give Agent written notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Facility L/C, and Agent shall promptly thereafter so notify all Banks.

                  (f) No Issuing Bank shall extend or amend any Facility L/C unless the requirements of this subsection 2.15 are met as though a new Facility L/C were being requested and issued.

                  (g) Any Bank may, but shall not be obligated to, issue to Borrower or any of its Subsidiaries Letters of Credit (that are not Facility L/Cs) for its own account, and at its own risk.

         2.16 FACILITY L/C PARTICIPATIONS.

                  (a) Each Issuing Bank irrevocably agrees to grant and hereby grants to each Bank, and, to induce the Issuing Banks to issue Facility L/Cs hereunder, each Bank irrevocably agrees to accept and purchase and hereby accepts and purchases from the applicable Issuing Bank, on the terms and conditions hereinafter stated, for such Bank's own account and risk, an undivided interest equal to such Bank's Ratable Share in such Issuing Bank's obligations and rights under each Facility L/C (including, as provided in Section 2.10(b) hereof, the Existing L/Cs) and the amount of each draft paid by such Issuing Bank.

                  (b) Upon receipt from the beneficiary of any Facility L/C of any demand for payment under such Facility L/C, the Issuing Bank shall notify Agent and Agent shall promptly notify Borrower and each other Bank as to the amount to be paid by such Issuing Bank as a result of such demand and the proposed payment date. The responsibility of the Issuing Bank to Borrower and each Bank shall be only to determine that the documents (including each demand for payment) delivered under each Facility L/C in connection with such presentment shall be in conformity in all material respects with such Facility L/C. The Issuing Bank shall exercise the same care in the issuance and administration of the Facility L/Cs as it does with respect to Letters of Credit in which no participations are granted, it being understood that, in the absence of any gross negligence or willful misconduct by the Issuing Bank, each Bank shall be unconditionally and irrevocably liable without regard to the occurrence of an Event of Default or any condition precedent whatsoever, to reimburse the Issuing Bank on demand for
(i) such Bank's Ratable Share of the amount of each payment made by the Issuing Bank on each Facility L/C to the extent such amount is not reimbursed by Borrower pursuant to subsection 2.17 hereof, plus interest thereon to the extent provided in subsection 2.16(c) below.

                  (c) If any amount required to be paid by any Bank to an Issuing Bank in respect of any unreimbursed portion of any payment made by such Issuing Bank under any Facility L/C is not paid to such Issuing Bank on the date such payment is due but is paid within three (3) Business Days after such payment is due, such Bank shall pay to such Issuing Bank on demand an amount equal to the product of (i) such amount, multiplied by (ii) the daily average Federal Funds Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to such Issuing Bank, multiplied by (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is
360. If any such amount required to be paid by any Bank pursuant to this subsection 2.16 is not paid to such Issuing Bank by such Bank within three (3) Business Days after the date such payment is due, such Issuing Bank shall be entitled to recover from such Bank, on demand, such amount with interest thereon calculated from the fourth Business Day after such due date until paid at the rate per annum applicable to Loans made as ABR Loans hereunder. A certificate of such Issuing Bank submitted to any Bank with respect to any amounts owing under this subsection 2.16 shall be conclusive in the absence of manifest error.

                  (d) Whenever, at any time after such Issuing Bank has made payment under any Facility L/C and has received from any Bank its Ratable Share of such payment, such Issuing Bank receives any payment related to such Facility L/C (whether directly from Borrower or otherwise, including proceeds of collateral applied thereto by such Issuing Bank), or any payment of interest on account thereof, such Issuing Bank will distribute to such Bank its Ratable Share thereof; provided, however, that in the event that any such payment received by such Issuing Bank shall be required to be returned by such Issuing Bank, such Bank shall return to such Issuing Bank the portion thereof previously distributed by such Issuing Bank to it.

         2.17 PAYMENTS. Borrower agrees (a) to reimburse each Issuing Bank, for the pro rata benefit of the Banks in accordance with each Bank's respective Ratable Share, forthwith upon its or Agent's demand and otherwise in accordance with the terms of the L/C Application relating thereto, for any expenditure or payment made by such Issuing Bank under any Facility L/C, and (b) to pay interest on any unreimbursed portion of any such payments from the date of such payment until reimbursement in full thereof at a rate per annum equal to (i) prior to the date which is (A) one (1) Business Day after the day on which such Issuing Bank demands reimbursement from Borrower for such payment if such demand is made prior to 10:00 a.m.,

Chicago time or (B) two (2) Business Days after the day on which such Issuing Bank or Agent demands reimbursement if such demand is made at or after 10:00 a.m. Chicago time, the rate which would then be payable on any outstanding ABR Loan which is not in default, and (ii) thereafter, the rate which would then be payable on any outstanding ABR Loan which is in default.

         2.18 FACILITY L/C FEES.

                  (a) In lieu of any letter of credit commissions and fees provided for in any Facility L/C Application (other than standard issuance, amendment, negotiation and administration fees and expenses), Borrower agrees to pay Agent, in the case of each Facility L/C, for the account of the Banks and Issuing Bank (as hereinafter provided), the Facility L/C Fee therefor, on the average daily undrawn stated amount under such Facility L/C, such fee to be payable in arrears on each Quarterly Payment Date and on the Maturity Date (which payment shall be in the amount of all accrued and unpaid Facility L/C
Fees). Facility L/C Fees shall be calculated, for the period to which such payment applies, for actual days on which such Facility L/C was outstanding during such period (excluding, in the case of the Existing L/Cs, the portion of such period prior to the date of this Agreement), on the basis of a 360-day year. Agent shall promptly remit such Facility L/C Fees, when paid, as follows:
(i) to each Issuing Bank, solely for its own account, with respect to each Facility L/C issued by such Issuing Bank, an amount per annum equal to the product of (A) 0.125% per annum and (B) the face amount of such Facility L/C and
(ii) to all Banks, their Ratable Shares of the balance of such Facility L/C Fees. In addition, an Issuing Bank may charge and retain for its own account, and Borrower agrees to pay, such Issuing Bank's usual and customary charges with respect to the issuance, amendment, negotiation and administration of the Facility L/C.

                  (b) In the case of the Facility L/C Fee payable on any Quarterly Payment Date after the date of this Agreement, the Facility L/C Fee payable for the account of any Bank that was also party to the Existing Credit Agreement shall be reduced by the amount of any fees received by such Bank under the Existing Credit Agreement with respect to the Existing L/Cs, to the extent such fees are applicable to the calendar quarter immediately preceding such Quarterly Payment Date (or, in the case of the first Quarterly Payment Date after the date of this Agreement, applicable to the portion of such immediately preceding calendar quarter after the date of this Agreement).

         2.19 LETTER OF CREDIT RESERVES. If any change in any law or regulation or in the interpretation or application thereof by any court or other governmental authority charged with the administration thereof shall either (a) impose, modify, deem or make applicable any reserve, special deposit, assessment or similar requirement against letters of credit issued by an Issuing Bank, or
(b) impose on an Issuing Bank or any Bank any other condition regarding this Agreement or any Facility L/C, and the result of any event referred to in clause
(a) or (b) above shall be to increase the cost to an Issuing Bank or any Bank of issuing or maintaining any Facility L/C (which increase in cost shall be the result of an Issuing Bank's or any Bank's reasonable allocation of the aggregate of such cost increases resulting from such events), then, upon demand by an Issuing Bank or any Bank, Borrower shall immediately pay to Agent, for the pro rata benefit of such Bank(s), from time to time as specified by Agent or such Bank(s), additional amounts which shall be sufficient to compensate Agent or such Bank(s) for such increased cost, together with interest on each such amount from the date demanded until payment in full thereof at a rate per annum equal to the then applicable interest rate on ABR Loans. A certificate as to such increased cost incurred by an Issuing Bank or such Bank(s), submitted by an Issuing Bank or such Bank(s) to Borrower, shall be conclusive, absent manifest error, as to the amount thereof. This provision shall survive the termination of this Agreement and shall remain in full force and effect until there is no existing or future obligation of any Issuing Bank or any Bank under any Facility L/C.

         2.20 FURTHER ASSURANCES. Borrower hereby agrees to do and perform any and all acts and to execute any and all further instruments reasonably requested by Agent or an Issuing Bank more fully to effect the purposes of this Agreement and the issuance of Facility L/Cs hereunder, and further agrees to execute any and all instruments reasonably requested by an Issuing Bank in connection with the obtaining and/or maintaining of any insurance coverage applicable to any Facility L/C.

         2.21 OBLIGATIONS ABSOLUTE.

                  (a) The obligations of the other Banks to an Issuing Bank with respect to Facility L/Cs issued by such Issuing Bank, and the Reimbursement Obligations of Borrower with respect to Facility L/Cs, under this Agreement shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including without limitation the following:

                  (i) the existence of any claim, set-off, defense or other right which Borrower may have at any time against any beneficiary, or any transferee, of any Facility L/C (or any Persons for whom any such beneficiary or any such transferee may be acting), any Issuing Bank or any other Person, whether in connection with this Agreement, the transaction contemplated herein, or any unrelated transaction (including any underlying transaction between Borrower or any Subsidiary and the beneficiary of such Facility L/C);

                  (ii) any draft, certificate, statement or any other document presented under any Facility L/C proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iii) payment by an Issuing Bank under any Facility L/C against presentation of a draft or certificate which does not comply with the terms of such Facility L/C, provided that Issuing Bank has made such payment to the beneficiary set forth on the face of such Facility L/C;

                  (iv) the occurrence or any Default or Event of Default; or

                  (v) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing.

                  (b) Each Issuing Bank shall be entitled to rely, and shall be fully protected in relying, upon any Facility L/C, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Issuing Bank. Each Issuing Bank shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take such action. Notwithstanding any other provision of this subsection 2.21, each Issuing Bank shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and any future holders of a participation in any Facility L/Cs.

         2.22 ISSUING BANK REPORTING REQUIREMENTS. Each Issuing Bank shall, no later than the tenth day following the last day of each month, provide to Agent a schedule of the Facility L/Cs issued by it showing the issuance date, account party, original face amount, amount (if any) paid thereunder, expiration date and the reference number of each Facility L/C outstanding at any time during such month and the aggregate amount (if any) payable by the Borrower to such Issuing Bank during the month pursuant to subsection 2.19 hereof. Copies of such reports shall be provided promptly to each Bank by the Agent.

         2.23 INDEMNIFICATION; NATURE OF ISSUING BANK'S DUTIES.

                  (a) In addition to amounts payable as elsewhere provided in this Agreement, Borrower hereby agrees to protect, indemnify, pay and save Agent, each Issuing Bank and each Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) arising from the claims of third parties against Agent, any Issuing Bank or any Bank as a consequence, direct or indirect, of (i) the issuance of any Facility L/C other than, in the case of an Issuing Bank, as a result of its willful misconduct or gross negligence, or (ii) the failure of an Issuing Bank to honor a drawing under a Facility L/C Credit as a result of any act or omission, whether rightful or wrongful, of any court or other Governmental Authority.

                  (b) As among Borrower, Banks, Agent and each Issuing Bank, Borrower assumes all risks of the acts and omissions of, or misuse of Facility L/Cs by, the respective beneficiaries of such Facility L/Cs. In furtherance and not in limitation of the foregoing, neither an Issuing Bank nor Agent nor any Bank shall be responsible (other than, in the case of an Issuing Bank, as a result of its gross negligence or willful misconduct): (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Facility L/Cs, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Facility L/C or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Facility L/C to comply fully with conditions required in order to draw upon such Facility L/C; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, facsimile transmission or otherwise;

(v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Facility L/C or of the proceeds thereof; (vii) for the misapplication by the beneficiary of a Facility L/C of the proceeds of any drawing under such Facility L/C; or (viii) for any consequences arising from causes beyond the control of Agent, such Issuing Bank and the Banks including, without limitation, any act or omission, whether rightful or wrongful, of any government, court or other governmental agency or authority. None of the above shall affect, impair, or prevent the vesting of any of such Issuing Bank's rights or powers under this subsection 2.23.

                  (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by an Issuing Bank under or in connection with the Facility L/Cs issued by it or any related certificates, if taken or omitted in good faith, shall not put such Issuing Bank, Agent or any Bank under any resulting liability to Borrower or relieve Borrower of any of its Obligations hereunder to any such Person.

                  (d) Notwithstanding anything to the contrary contained in this subsection 2.23, Borrower shall have no obligation to indemnify an Issuing Bank under this subsection 2.23 in respect of any liability incurred by an Issuing Bank arising out of the wrongful dishonor by such Issuing Bank of a proper demand for payment made under the Facility L/Cs issued by such Issuing Bank, unless such dishonor was made at the request of Borrower.

         SECTION 3: GENERAL PROVISIONS APPLICABLE TO LOANS
                    --------------------------------------

         3.1 CONVERSION/CONTINUATION OPTIONS. Subject to the limitations on the availability of Eurodollar Rate Loans, Borrower may elect from time to time to convert outstanding Revolving Credit Loans from ABR Loans to Eurodollar Rate Loans or to continue any Eurodollar Rate Loan as such upon the expiration of the then current Interest Period thereof by giving the Agent telephonic or written notice (the "NOTICE OF Conversion/Continuation"), which Notice of Conversion/Continuation must be received prior to 11:00 a.m., Chicago time, at least three (3) Business Days prior to the requested date for the conversion or continuation, which notice shall specify (i) the date for the conversion or continuation (which shall be a Business Day); (ii) the aggregate amount of ABR Loans to be converted or Eurodollar Rate Loans to be continued; and (iii) for each such ABR Loan to be converted to a Eurodollar Rate Loan and Eurodollar Rate Loan to be continued as a Eurodollar Rate Loan, the respective amount and the respective length of the initial Interest Period. Each conversion from ABR Loans to Eurodollar Rate Loans and each continuation of Eurodollar Rate Loans shall be in the principal amount of $10,000,000 or any larger amount which is an even multiple of $1,000,000. After Borrower gives the Notice of Conversion/Continuation requesting continuation of a Eurodollar Rate Loan, Agent, by 9:00 a.m., Chicago time, two Business Days prior to the end of the Interest Period, shall advise Borrower of the applicable interest rate(s) (which is the sum of the applicable Eurodollar Rate(s) and the Applicable Eurodollar Margin) for the Eurodollar Rate Loan(s) and Interest Period(s) requested in such notice. Not more than two hours thereafter, Borrower shall give Agent written irrevocable confirmation of whether or not Borrower wants to continue the Eurodollar Rate Loan(s) as such and, if so, the amount and the Interest Period for each such Eurodollar Rate Loan. If Borrower's confirmation is not timely made, Borrower shall be deemed to have withdrawn Borrower's notice for a continuation and the Eurodollar Rate Loan(s) that were the subject of such request shall convert automatically to an ABR Loan upon the expiration of the then current Interest Period. If Borrower's written confirmation is timely made, Borrower shall be deemed to be requesting a continuation of the Eurodollar Rate Loan(s) in the amount(s) and for the Interest Period(s) stated in such notice. Agent shall give prompt telephonic or written notice to each Bank of Borrower's request for conversion or continuation, specifying (i) the date for the conversion or continuation; (ii) the aggregate amount of ABR Loans to be converted or Eurodollar Rate Loan to be continued; and (iii) for each such ABR Loan to be converted to a Eurodollar Rate Loan and each continuation of any Eurodollar Rate Loan, the respective amount, the respective Eurodollar Rate, and the respective length of the initial Interest Period applicable thereto. All or any part of outstanding ABR Loans may be converted or Eurodollar Rate Loans continued as provided herein, provided that (i) (unless the Required Banks otherwise consent) no ABR Loan may be converted into a Eurodollar Rate Loan nor any Eurodollar Rate Loan continued as a Eurodollar Rate Loan upon the expiration of the current Interest Period therefor when any Default or Event of Default has occurred and is continuing and
(ii) no ABR Loan may be converted into a Eurodollar Rate Loan nor any Eurodollar Rate Loan continued as a Eurodollar Rate Loan upon the expiration of the current Interest Period therefor after the date that is one month prior to the last day of the Commitment Period.

         3.2 INABILITY TO DETERMINE INTEREST RATE. If prior to the first day of any Interest Period, the Agent or the Required Banks shall have determined (which determination shall be conclusive and binding upon Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, the Agent shall give telecopy, telephonic or written notice thereof to Borrower and the Banks as soon as practicable thereafter. If such notice is given (x) any Eurodollar Rate Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans and (y) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Rate Loans shall be converted to or continued as ABR Loans. Until such notice has been withdrawn by the Agent, no further Eurodollar Rate Loans shall be made or continued as such, nor shall Borrower have the right to convert ABR Loans to Eurodollar Rate Loans.

         3.3 AVAILABILITY OF EURODOLLAR RATE LOANS. If any Bank determines that maintenance of its Eurodollar Rate Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Banks determine that (i) deposits of a type and maturity appropriate to match fund Eurodollar Rate Loans are not available or (ii) the interest rate applicable to Eurodollar Rate Loans does not accurately reflect the cost of making or maintaining Eurodollar Rate Loans, then the Agent shall suspend the availability of Eurodollar Rate Loans and require any affected Eurodollar Rate Loans to be repaid or converted to ABR Loans at the end of the applicable Interest Period.

         3.4 REQUIREMENTS OF LAW. If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Bank, or its applicable Lending Installation, branch or any affiliate thereof, or any Issuing Bank or compliance by any Bank, or its applicable Lending Installation, branch or any affiliate thereof, or any Issuing Bank with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the date hereof

(or, if later, the date on which such Bank becomes a Bank hereunder pursuant to any permitted assignment or pursuant to subsection 2.6(b) hereof):

                  (a) shall subject such Bank, or its applicable Lending Installation, branch or any affiliate thereof, or any Issuing Bank to any tax of any kind whatsoever with respect to any Eurodollar Rate Loans made by it or its obligation to make Eurodollar Rate Loans, or to issue or to participate in Facility L/Cs, or change the basis of taxation of payments to such Bank or Issuing Bank in respect thereof and changes in taxes measured by or imposed upon the overall net income, or franchise taxes, or taxes measured by or imposed upon overall capital or net worth, or branch taxes (in the case of such capital, net worth or branch taxes, imposed in lieu of such net income tax), of such Bank or its applicable Lending Installation, branch, or any affiliate thereof or any Issuing Bank;

                  (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Bank or any Issuing Bank which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                  (c) shall impose any other condition the result of which is to increase the cost to the Bank or any applicable Lending Installation or Issuing Bank of making, funding or maintaining its Eurodollar Rate Loans or issuing or participating in Facility L/Cs or shall reduce any amount receivable by any Bank or any applicable Lending Installation or Issuing Bank in connection with its Eurodollar Rate Loans or Facility L/Cs or participations therein, or shall require any Bank or any applicable Lending Installation or Issuing Bank to make any payment calculated by reference to the amount of Eurodollar Rate Loans or Facility L/Cs or participations therein held or interest received by it, by an amount deemed material by such Bank;

and the result of any of the foregoing is to increase the cost to such Bank or Issuing Bank, by an amount which such Bank or Issuing Bank, or its applicable Lending Installation, branch or any affiliate thereof, deems to be material, of making, converting into, continuing or maintaining Eurodollar Rate Loans or its Commitment or of issuing or participations in any Facility L/Cs or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to Borrower from such Bank, through the Agent, in accordance herewith, Borrower shall promptly pay such Bank, upon its demand, any additional amounts necessary to compensate such Bank or Issuing Bank for such increased cost or reduced amount receivable. If any Bank becomes entitled to claim any additional amounts pursuant to this subsection, it shall provide prompt notice thereof to Borrower, through the Agent, certifying (x) that one of the events described in this subsection has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount receivable hereunder resulting from such event and (z) as to the additional amount demanded by such Bank and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this subsection submitted by such Bank, through the Agent, to Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         3.5 INDEMNITY. Borrower agrees to indemnify each Bank and to hold each Bank harmless from any loss or expense which such Bank may sustain or incur (other than through such Bank's gross negligence or willful misconduct) as a consequence of (a) default by Borrower in making a borrowing of, conversion into or continuation of Eurodollar Rate Loans after Borrower has given Agent written irrevocable confirmation that Borrower selects such Eurodollar Rate Loans in accordance with subsection 2.3 or subsection 3.1 hereof, as appropriate, of this Agreement, (b) default by Borrower in making any prepayment or conversion of a Eurodollar Rate Loan after Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Rate Loans on a day which is not the last day of an Interest Period with respect thereto (whether by acceleration, demand or otherwise). Such indemnification may include, without limitation, an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or converted, or not so borrowed, converted or continued, for the period from the date of such prepayment or conversion or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Rate Loans provided for herein over (ii) the amount of interest (as reasonably determined by such Bank) which would have accrued to such Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         3.6 TAXES.

                  (a) All payments by Borrower to or for the account of any Bank, any Issuing Bank or Agent hereunder or under any Note or Facility L/C Application shall be made free and clear of and without deduction for any and all Taxes. If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Bank, any Issuing Bank or Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this subsection 3.6) such Bank, Issuing Bank or Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law and (iv) Borrower shall furnish to the Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

                  (b) In addition, Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or Facility L/C Application or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Facility L/C Application ("OTHER TAXES").

                  (c) Borrower hereby agrees to indemnify each Bank, Issuing Bank and Agent for the full amount of Taxes or Other Taxes as set forth in subsections 3.6(a) and (b) (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this subsection 3.6) paid by such Bank, Issuing Bank or Agent and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within thirty (30) days of the date such Bank, Issuing Bank or Agent makes demand therefor pursuant to subsection 3.7, which demand shall be made not later than 180 days after such Bank, Agent or Issuing Bank incurs the Taxes, Other Taxes or other liability so arising.

                  (d) Each Bank that is not incorporated (or otherwise formed or established) under the laws of the United States of America or a state thereof (each a "NON-U.S. BANK") agrees that it will, not more than ten (10) Business Days after the date of this Agreement or such later date on which it becomes a party to this Agreement (but in no event later than the first date on which any payment for the account of such Non-U.S. Bank is made hereunder), (i) deliver to each of Borrower and Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to each of Borrower and Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Bank further undertakes to deliver to each of Borrower and Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by Borrower or Agent. All forms or amendments described in the preceding sentence shall certify that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred subsequent to the date such Bank became a party to this Agreement but prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form or amendment with respect to it and such Bank advises the Borrower and Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

                  (e) For any period during which a Non-U.S. Bank has failed to provide the Borrower with an appropriate form pursuant to subsection 3.6(d) above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Bank shall not be entitled to indemnification under this subsection 3.6 with respect to Taxes imposed by the United States; provided that, should a Non-U.S. Bank which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under subsection 3.6(d) above, Borrower shall take such steps as such Non-U.S. Bank shall reasonably request to assist such Non-U.S. Bank to recover such Taxes.

                  (f) Any Bank that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to Borrower (with a copy to Agent), at the time or times prescribed by applicable law and prior to the date of any applicable payment, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding.

                  (g) If the U.S. Internal Revenue Service or any other Governmental Authority of the United States or any other country or any political subdivision thereof asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or properly completed, because such Bank failed to notify Agent of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Bank shall indemnify Agent fully for all amounts paid, directly or indirectly, by Agent as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to Agent under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for Agent, which attorneys may be employees of Agent). The obligations of the Banks under this subsection 3.6(g) shall survive the payment of the Obligations and termination of this Agreement.

         3.7 BANK STATEMENTS; SURVIVAL OF INDEMNITY. To the extent reasonably possible, each Bank shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of Borrower to such Bank under subsections 2.9 and 3.4 or to avoid the unavailability of Eurodollar Advances under subsection 3.3, so long as such designation is not, in the judgment of such Bank, disadvantageous to such Bank. Each Bank shall deliver a written statement of such Bank to Borrower (with a copy to Agent) as to the amount due, if any, under subsection 2.9, 3.4, 3.5 or 3.6. Such written statement shall set forth in reasonable detail the calculations upon which such Bank determined such amount and shall be final, conclusive and binding on Borrower in the absence of manifest error. Determination of amounts payable under such subsections in connection with a Eurodollar Rate Loan shall be calculated as though each Bank funded its Eurodollar Rate Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Bank shall be payable on demand after receipt by Borrower of such written statement. The obligations of the Borrower under subsections 2.9, 3.4, 3.5 and 3.6 shall survive payment of the Obligations and termination of this Agreement.

         3.8 TELEPHONIC NOTICES. Borrower hereby authorizes the Banks and Agent to extend, convert or continue Loans, to effect selections of Eurodollar Rate Loans and the Interest Period thereof and ABR Loans and to transfer funds, in each case based on telephonic notices made by any Person or Persons who Agent or any Bank in good faith believes to be acting on behalf of Borrower, it being understood that the foregoing authorization is specifically intended to allow Notices of Borrowing and Notices of Conversion to be given telephonically. Borrower agrees to deliver promptly to Agent a written confirmation, if such confirmation is requested by Agent or any Bank, of each telephonic notice signed by a Responsible Officer. If the written confirmation differs in any material respect from the action taken by Agent and Banks, the records of Agent and Banks shall govern, absent manifest error.

         3.9 NON-RECEIPT OF FUNDS BY AGENT. Unless Borrower or a Bank, as the case may be, notifies Agent prior to the date on which it is scheduled to make payment to Agent of (i) in the case of a Bank, the proceeds of a Loan or (ii) in the case of Borrower, a payment of principal, interest or fees to Agent for the account of the Banks, that it does not intend to make such payment, Agent may assume that such payment has been made. Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Bank or Borrower, as the case may be, has not in fact made such payment to Agent, the recipient of such payment shall, on demand by Agent, repay to Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by Agent until the date Agent recovers such amount at a rate per annum equal to
(x) in the case of payment by a Bank, the Federal Funds Rate for such day for the first three days and, thereafter, the interest rate applicable to the relevant Loan or (y) in the case of payment by Borrower, the interest rate applicable to the relevant Loan.

         3.10 REPLACEMENT OF CERTAIN BANKS. In the event a Bank ("AFFECTED BANK"): (i) shall have requested compensation from Borrower under subsections
2.9 or 3.4 hereof to recover additional costs incurred by such Bank that are not being incurred generally by the other Banks, (ii) shall have delivered a notice pursuant to subsection 3.3 hereof claiming that such Bank is unable to extend Eurodollar Rate Loans to Borrower for reasons not generally applicable to the other Banks, (iii) shall have invoked subsection 11.17 hereof or (iv) is a Rejecting Bank, then, in any such case, Borrower or Agent may make written demand on such Affected Bank (with a copy to Agent in the case of a demand by Borrower and a copy to Borrower in the case of a demand by Agent) for the Affected Bank to assign, and, if a Replacement Bank (as hereinafter defined) notifies the Affected Bank of its willingness to purchase the Affected Bank's interest and Agent and Borrower consent thereto in writing, then such Affected Bank shall assign pursuant to one or more duly executed assignment and assumption agreements in substantially and in all material respects in the form and substance of EXHIBIT I five (5) Business Days after the date of such demand, to one or more Banks or Eligible Assignees that Borrower or Agent, as the case may be, shall have engaged for such purpose ("REPLACEMENT BANK"), all of such Affected Bank's rights and obligations (from and after the date of such assignment) under this Agreement and the other Loan Documents (including, without limitation, its Commitment and all Loans owing to it) in accordance with subsection 11.7(b) hereof. As a condition to any such assignment, the Affected Bank shall concurrently receive in cash or by wire transfer, all amounts due and owing to the Affected Bank hereunder or under any other Loan Document, including, without limitation, the aggregate outstanding principal amount of the Loans owed to such Bank, together with accrued interest thereon through the date of such assignment, amounts payable under subsections 2.9, 3.4, 3.5, 3.6 or 11.6 hereof with respect to such Affected Bank and the fees payable to such Affected Bank under subsections 2.4 and 2.18 hereof; provided that, upon such Affected Bank's replacement, such Affected Bank shall cease to be a party hereto but shall continue to be entitled to the benefits of subsections 2.9, 3.4, 3.5, 3.6,
11.6 and 11.14 hereof, as well as to any other fees accrued for its account hereunder and not yet paid, and shall continue to be obligated under subsection
10.7 with respect to obligations and liabilities accruing prior to the replacement of such Affected Bank. If the Affected Bank is an Issuing Bank, Borrower shall, at the time of or prior to replacement of such Affected Bank hereunder, cause all Facility L/Cs issued by such Affected Bank to be canceled and returned to such Affected Bank or, to the extent any one or more of such Facility L/Cs is not so canceled and returned, provide to such Affected Bank, as security for the Reimbursement Obligations in respect of such Facility L/Cs, cash collateral or a Letter of Credit issued by a bank, and in form and substance, reasonably satisfactory to such Affected Bank. If and for as long as any Facility L/C issued by an Affected Bank remains outstanding after the replacement of such Affected Bank, such Affected Bank shall continue to have (but solely with respect to such outstanding Facility L/Cs issued by it prior to its replacement) the rights and obligations of an Issuing Bank hereunder (including the right to receive the portion of the Facility L/C Fees payable to the Issuing Bank in respect of such Facility L/Cs under subsection 2.18(a)(i) hereof). Any Facility L/Cs issued by an Affected Bank that is replaced hereunder shall not be extended, modified or amended (other than to reduce the amount thereof).

         SECTION 4: REPRESENTATIONS AND WARRANTIES
                    ------------------------------

                  In order to induce Banks, the Issuing Banks and Agent to enter into this Agreement and to make the Revolving Credit Loans and Swingline Loans and to issue the Facility L/Cs herein provided for, Borrower hereby covenants, represents and warrants to each Bank, Issuing Bank and Agent that on the date hereof:

         4.1 FINANCIAL STATEMENTS. Borrower has heretofore furnished to each Bank (a) the consolidated balance sheet of Borrower and its Subsidiaries as of December 31, 2000, and the related consolidated statements of income, of stockholders' equity and of cash flows for the fiscal year of Borrower then ended, certified by an independent public accountant of recognized national standing and (b) the consolidated unaudited balance sheet and income statement of Borrower and its Subsidiaries as of September 30, 2001. Each of the foregoing financial statements fairly presents, in all material respects, the financial condition of Borrower and its Subsidiaries as of the date thereof and the results of the operations of Borrower and its Subsidiaries for the period then ended (subject, in the case of the September 30, 2001 statements, to year-end audit adjustments) and, from the respective dates of the foregoing financial statements to the date hereof, there has been no material adverse change in such condition.

         4.2 EXISTENCE; COMPLIANCE WITH LAW. Each of Borrower and Borrower's Subsidiaries (a) is duly organized or formed, as appropriate, validly existing and in good standing under the laws of the jurisdiction of its incorporation, formation or organization, as appropriate, (b) has the requisite corporate, partnership or limited liability company power and authority to conduct the business in which it is currently engaged, (c) is qualified as a foreign entity to do business under the laws of any jurisdiction where the failure to so qualify would have a material adverse effect on the business of Borrower and Borrower's Subsidiaries taken as a whole, and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of Borrower and Borrower's Subsidiaries taken as a whole and would not materially adversely affect the ability of Borrower or the Guarantors to perform their obligations under the Loan Documents.

         4.3 POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Borrower and each Guarantor has the corporate, partnership or limited liability company (as applicable) power and authority to make, deliver and perform the Loan Documents to which it is a party and (in the case of Borrower) to borrow hereunder, and has taken all corporate or other action necessary to be taken by it to authorize
(a) (in the case of Borrower) the borrowings on the terms and conditions of this Agreement and the Notes, and (b) the execution, delivery and performance of the Loan Documents to which it is a party. No consent, waiver or authorization of, or filing with any Person (including without limitation any Governmental Authority) is required to be made or obtained by Borrower in connection with the borrowings hereunder or by Borrower or any Guarantor in connection with the execution, delivery, performance, validity or enforceability of the Loan Documents to which it is a party. This Agreement has been, and each Note and Guaranty Agreement will be, duly executed and delivered on behalf of Borrower or each Guarantor (as the case may be), and this Agreement constitutes, and each Note and Guaranty Agreement when executed and delivered hereunder will constitute, a legal, valid and binding obligation of Borrower or the Guarantors (as the case may be), enforceable against Borrower or the Guarantors (as the case may be), in accordance with its terms, subject to the effect, if any, of bankruptcy, insolvency, reorganization, arrangement or other similar laws relating to or affecting the rights of creditors generally and the limitations, if any, imposed by the general principles of equity and public policy.

         4.4 NO LEGAL BAR. The execution, delivery and performance of this Agreement and the Notes, the borrowings hereunder and the use of the proceeds thereof and the execution, delivery and performance by the Guarantors of the Guaranty Agreement (a) do not and will not violate any Requirement of Law or Contractual Obligation (including, without limitation, the Fleet Agreement) of Borrower or any of Borrower's Subsidiaries, (b) do not contravene the articles of incorporation, charter, bylaws, partnership agreement, articles or certificate of formation, operating agreement or other organizational documents of Borrower or any of Borrower's Subsidiaries and (c) do not and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation.

         4.5 NO MATERIAL LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Borrower, threatened by or against Borrower or any of Borrower's Subsidiaries or against any of their respective properties or revenues (a) with respect to this Agreement, the Notes or any Guaranty Agreement or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a material adverse effect on the business, operations, property or financial or other condition of Borrower and Borrower's Subsidiaries taken as a whole.

         4.6 REGULATION U. Neither Borrower nor any of Borrower's Subsidiaries is engaged, nor will either of them engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any loans hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of such Board of Governors. If requested by Agent, Borrower and each of Borrower's Subsidiaries will furnish to Agent a statement in conformity with the requirements of Federal Reserve Form U-l referred to in said Regulation U to the foregoing effect.

         4.7 INVESTMENT COMPANY ACT. Neither Borrower nor any of Borrower's Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         4.8 ERISA. Borrower and Borrower's Subsidiaries are in compliance in all material respects with ERISA. There has been no Reportable Event with respect to any Plan. There has been no institution of proceedings or any other action by PBGC or Borrower or any Commonly Controlled Entity to terminate or withdraw or partially withdraw from any Plan under any circumstances which could lead to material liabilities to PBGC or, with respect to a Multiemployer Plan, the Reorganization or Insolvency (as each such term is defined in ERISA) of the Plan.

         4.9 DISCLOSURE. No representations or warranties made by Borrower in this Agreement or in any other document furnished from time to time in connection herewith (as such other documents may be supplemented from time to time) contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

         4.10 SUBSIDIARY INFORMATION. Schedule 3 attached hereto contains the name, principal place of business, all other places of business and percentage of ownership of all of the Subsidiaries of Borrower.

         4.11 M/I ANCILLARY BUSINESSES INFORMATION. Schedule 4 attached hereto contains the name, principal place of business, all other places of business and percentage of ownership of all of the M/I Ancillary Businesses.

         4.12 SCHEDULES. Each of the Schedules to this Agreement contains true, complete and correct information in all material respects.

         4.13 ENVIRONMENT. Borrower and Borrower's Subsidiaries have been issued and will maintain all required federal, state, and local permits, licenses, certificates and approvals relating to (a) emissions; (b) discharges to service water or groundwater; (c) noise emissions; (d) solid or liquid waste disposal;
(e) the use, generation, storage, transportation or disposal of toxic or hazardous substances or hazardous wastes; or (f) other environmental, health or safety matters, except to the extent the failure to have any such permit, license, certificate or approval would not have a material adverse effect on Borrower's consolidated operations, business or financial condition. Neither Borrower nor any of Borrower's Subsidiaries have received notice of, or has actual knowledge of any material violations of any federal, state or local environmental, health or safety laws, codes or ordinances or any rules or regulations promulgated thereunder. Except in accordance with a valid governmental permit, license, certificate or approval, there has been no material emission, spill, release or discharge into or upon (i) the air; (ii) soils; (iii) service water or groundwater; (iv) the sewer, septic system or waste treatment, storage or disposal system servicing any property of Borrower or any of its Subsidiaries of any toxic or hazardous substances or hazardous wastes at or from such property; and accordingly no such property has been adversely affected, in any material respect, by any toxic or hazardous substances or wastes. There has been no complaint, order, directive, claim, citation or notice by any Governmental Authority or any person or entity with respect to material violations of law or damages by reason of Borrower or Borrower's Subsidiaries (1) air emissions; (2) spills, releases or discharges to soils or improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal system servicing the premises; (3) noise emissions; (4) solid or liquid waste disposal; (5) use, generation, storage, transportation or disposal of toxic or hazardous substances or hazardous wastes; or (6) other environmental, health or safety matters affecting Borrower or any of Borrower's Subsidiaries. Neither Borrower nor any of Borrower's Subsidiaries have any material indebtedness, obligation or liability, absolute or contingent, matured or unmatured, with respect to the storage, treatment, cleanup or disposal of any solid waste, hazardous wastes, or other toxic or hazardous substances. For purposes of this subsection 4.13, a violation, emission, spill, release, discharge, damage, adverse effect, indebtedness, obligation or liability shall be deemed material if, and only if, such violation, emission, spill, release, discharge, damage, adverse effect, indebtedness, obligation or liability would have a material adverse effect on Borrower's consolidated operations, business or financial condition.

         4.14 FORCE MAJEURE EVENTS. Neither the business nor the properties of Borrower or any Subsidiary are affected by any fire, explosion, accident, drought, storm, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance), materially and adversely affecting such business or properties or the operation of Borrower and its Subsidiaries taken as a whole.

         4.15 OTHER AGREEMENTS. Neither Borrower nor any Subsidiary is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument or subject to any charter, corporate or other restriction which could have a material adverse effect on the business, properties, assets, operations, or conditions, financial or otherwise, of Borrower and its Subsidiaries, taken as a whole, or the ability of Borrower or any Subsidiary to carry out its obligations under the Loan Documents to which it is a party. Neither Borrower nor any Subsidiary is in default in any material respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to the business of Borrower and its Subsidiaries, taken as a whole.

         4.16 NO DEFAULTS ON OUTSTANDING JUDGMENTS OR ORDERS. Except for judgments with respect to which the liability of Borrower and each Subsidiary does not exceed $1,000,000 in the aggregate for all such judgments, (a) Borrower and each Subsidiary have satisfied all unstayed and unappealed judgments, and
(b) neither Borrower nor any Subsidiary is in default with respect to any judgment, or any material writ, injunction, decree, rule, or regulation of any court, arbitrator, or federal, state, municipal, or other governmental authority, commission, board, bureau, agency, or instrumentality, domestic or foreign applicable to Borrower or any Subsidiary.

         4.17 OWNERSHIP AND LIENS. Borrower and each Subsidiary have title to, or valid leasehold interests in, all of their respective properties and assets, real and personal, including the properties and assets and leasehold interests reflected in the financial statements referred to in subsection 4.1 (other than any properties or assets disposed of in the ordinary course of business), and none of the properties and assets owned by Borrower or any Subsidiary and none of their leasehold interests is subject to any Lien, except such as may be permitted pursuant to subsection 7.2 of this Agreement.

         4.18 OPERATION OF BUSINESS. Borrower and each Subsidiary possess all material licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, required to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted and neither Borrower nor any of its Subsidiaries is in violation of any valid rights of others with respect to any of the foregoing where the failure to possess such licenses, permits, franchises, patents, copyrights, trademarks, trade names or rights thereto or the violation of the valid rights of others with respect thereto may, in any one case or in the aggregate, adversely affect in any material respect the financial condition, operations, properties, or business of Borrower or any Subsidiary or the ability of Borrower and its Subsidiaries, taken as a whole, to perform their obligations under the Loan Documents to which they are a party.

         4.19 TAXES. All income tax liabilities or income tax obligations of Borrower and each Subsidiary (other than those being contested in good faith by appropriate proceedings) have been paid or have been accrued by or reserved for by Borrower. Borrower constitutes the parent or an affiliated group of corporations for filing a consolidated United States federal income tax return.

         SECTION 5: CONDITIONS PRECEDENT
                    --------------------

         5.1 CONDITIONS TO INITIAL LOAN(S). The obligation of the Banks to make the initial Loan(s), of Bank One to make Swingline Loans and of any Issuing Bank to issue, amend or extend any Facility L/C hereunder on the first Borrowing Date is subject to the satisfaction of the following conditions precedent on or prior to such date:

                  (a) NOTES. Each Bank shall have received its respective Note, conforming to the requirements hereof and duly executed and delivered by a duly authorized officer of Borrower.

                  (b) GUARANTY AGREEMENT. The Guaranty Agreement shall have been duly executed and delivered by all Guarantors to Agent.

                  (c) BORROWING BASE COMPLIANCE. Borrower shall have delivered to each Bank and Agent a Borrowing Base Certificate, certified by a Responsible Officer of Borrower, which shows compliance with the provisions of subsection 2.1(b) hereof as of December 31, 2001.

                  (d) LEGAL OPINION OF COUNSEL TO BORROWER. Agent shall have received an executed legal opinion of Paul S. Coppel, Esq., counsel to Borrower and Borrower's Subsidiaries, dated as of the date hereof and addressed to Banks and Agent, substantially in the form of Exhibit E attached hereto, and otherwise in form and substance reasonably satisfactory to each Bank and Agent and covering such other matters incident to the transactions contemplated hereby as each Bank and Agent or their respective counsel may reasonably require.

                  (e) CORPORATE PROCEEDINGS OF BORROWER. Agent shall have received a copy of the respective resolutions (in form and substance satisfactory to Agent) of the Board of

Directors of Borrower authorizing (i) the execution, delivery and performance, of this Agreement, (ii) the consummation of the transactions contemplated hereby, (iii) the borrowings herein provided for, and (iv) the execution, delivery and performance of the Notes and the other documents provided for in this Agreement, all certified by the Secretary or the Assistant Secretary of Borrower as of the date hereof. Such certificate shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date hereof.

                  (f) PROCEEDINGS OF GUARANTORS. Agent shall have received a copy of the resolutions (in form and substance reasonably satisfactory to Agent) of (i) Borrower, as the sole shareholder of each of M/I Homes, M/I Financial Corp., M/I Homes Construction, Inc., and M/I Service Corp., and as the sole member of Northeast Office Venture, 601RS, LLC and M/I Properties LLC, and (ii) M/I Homes, as the sole member of MHO, LLC, each resolution authorizing the execution, delivery and performance of the Guaranty Agreement, all certified by the Secretary (or other person in a comparable position) of the respective Guarantor as of the date hereof. Such certificate shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date hereof.

                  (g) INCUMBENCY CERTIFICATE OF BORROWER. Agent shall have received a certificate of the Secretary or an Assistant Secretary of Borrower, dated the date hereof, as to the incumbency and signature of the officer(s) of each executing this Agreement, the Notes and any certificate or other documents to be delivered pursuant hereto or thereto.

                  (h) INCUMBENCY CERTIFICATES OF GUARANTORS. Agent shall have received a certificate of the Secretary (or other person in a comparable position) of each of the Guarantors, dated the date hereof, as to the incumbency and signatures of the officer(s) (or other person(s) in a comparable position) of each executing the Guaranty Agreement.

                  (i) ARTICLES OF INCORPORATION OF BORROWER. Agent shall have received copies of (i) the articles of incorporation of Borrower, together with all amendments, and a certificate of good standing, all certified by the appropriate governmental officer in its jurisdiction of incorporation and (ii) the bylaws or code of regulations of Borrower certified by the Secretary or Assistant Secretary of Borrower.

                  (j) ORGANIZATIONAL DOCUMENTS OF GUARANTORS. Agent shall have received (i) with respect to each Guarantor that is a corporation (A) copies of its articles or certificates of incorporation, including all amendments thereto, and a certificate of good standing, all certified by the appropriate governmental officer in its jurisdiction of incorporation and (B) the bylaws or code of regulations of such Guarantor certified by the Secretary (or other person in a comparable position) of each Guarantor, (ii) with respect to any Guarantor that is a partnership, a true copy of its partnership agreement, including all amendments thereto, certified by an officer of such partnership or of its general partner, together with (in the case of any limited partnership) copies of the certificates of limited partnerships and a certificate of good standing, all certified by the appropriate governmental officer in its jurisdiction of organization, and (iii) with respect to each Guarantor that is a limited liability company, a copy of its operating agreement, including all amendments thereto, certified by an officer of such limited liability company or of its managing member, and a copy of its articles or certificate of formation and a certificate of good standing, all certified by the appropriate officer of the state of its formation.

                  (k) NO PROCEEDING OR LITIGATION; NO INJUNCTIVE RELIEF. No action, suit or proceeding before any arbitrator or any Governmental Authority shall have been commenced, no investigation by any Governmental Authority shall have been commenced and no action, suit, proceeding or investigation by any Governmental Authority shall have been threatened, against Borrower or any Subsidiary of Borrower or any of the officers, directors or managers of Borrower or any Subsidiary of Borrower, seeking to restrain, prevent or change the transactions contemplated by this Agreement in whole or in part or questioning the validity or legality of the transactions contemplated by this Agreement or seeking damages in connection with such transactions.

                  (l) CONSENTS, LICENSES, APPROVALS, ETC. Agent shall have received true copies (certified to be such by Borrower or other appropriate party) of all consents, licenses and approvals required in accordance with applicable law in connection with the execution, delivery, performance, validity and enforceability of the Loan Documents, if the failure to obtain such consents, licenses or approvals, individually or in the aggregate, would have a material adverse effect on Borrower and Borrower's Subsidiaries taken as a whole, or would adversely affect the validity or enforceability of any of the foregoing documents, and approvals obtained shall be in full force and effect and be satisfactory in form and substance to Agent.

                  (m) COMPLIANCE WITH LAW. Neither Borrower nor any of Borrower's Subsidiaries shall be in violation in any material respect of any applicable statute, regulation or ordinance, including without limitation statutes, regulations or ordinances relating to environmental matters, of any governmental entity, or any agency thereof, in any respect materially and adversely affecting the business, property, assets, operations or condition, financial or otherwise, of Borrower and Borrower's Subsidiaries taken as a whole.

                  (n) NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing hereunder prior to or after giving effect to the making of the initial Loans (including the issuance of Facility L/Cs) or the purchase by Lenders of participation interests in the Existing L/Cs on the first Borrowing Date hereunder.

                  (o) NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the consolidated financial condition or business or operations of Borrower and Borrower's Subsidiaries from the date of Borrower's September 30, 2001 unaudited consolidated financial statements to the first Borrowing Date.

                  (p) FEES. Borrower shall have paid to Agent the fees provided for in the Agent's Fee Letter (which fees (except for any paid for the account of Agent or Arranger) shall be paid by the Agent to the Banks).

                  (q) CONFIRMATION OF SUPERIOR INDEBTEDNESS. Agent shall have received, for the benefit of each Bank, written confirmation from all of the lenders party to the Fleet Agreement (or Fleet, as agent thereunder, with the consent of such lenders) that the Indebtedness evidenced by this Agreement is Superior Indebtedness (as defined in the Fleet Agreement) under the Fleet Agreement.

                  (r) FACILITY L/C APPLICATION. If the issuance of any Facility L/C is part of the initial loan(s), Borrower shall have delivered to the applicable Issuing Bank a Facility L/C Application in accordance with subsection
2.15 hereof for each Facility L/C that Borrower has requested such Issuing Bank to issue on the first Borrowing Date.

                  (s) ADDITIONAL MATTERS. All corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by the Loan Documents shall be reasonably satisfactory in form and substance to each Bank and Agent and their respective counsel.

                  Agent shall furnish to each Bank copies of all documents received by Agent in satisfaction of the foregoing conditions.

         5.2 CONDITIONS TO ALL LOANS. In addition to the other terms and conditions of this Agreement with respect to the making of Loans and the issuance of Facility L/Cs, the obligation of each Bank to make any Loan and of the Issuing Banks to issue, amend or extend any Facility L/C hereunder on any date (including without limitation the first Borrowing Date) is subject to the satisfaction of the following conditions precedent as of such date:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Borrower in this Agreement and any representations and warranties made by Borrower or any Subsidiary of Borrower which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Loan or issuance of such Facility L/C as if made on and as of such date unless stated to relate to a specific earlier date.

                  (b) NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loan to be made or Facility L/C to be issued, amended or extended on such date.

                  (c) FACILITY L/C APPLICATION. In the case of the issuance, amendment or extension of any Facility L/C, Borrower shall have delivered to the applicable Issuing Bank a Facility L/C Application in accordance with subsection
2.15 hereof for each Facility L/C that Borrower has requested such Issuing Bank to issue, amend or extend.

                  (d) FLEET AGREEMENT. Each Loan made or Facility L/C issued hereunder shall constitute Superior Indebtedness (as defined therein) under the Fleet Agreement.

                  (e) BORROWING BASE. Such borrowing or the issuance, amendment or extension of such Facility L/C shall not violate the provisions of subsection 2.1(b) hereof.

Each borrowing by Borrower and each submission of a Facility L/C Application under this Agreement shall constitute a representation and warranty by Borrower as of the date of such borrowing or submission of such Facility L/C Application that the conditions contained in the foregoing paragraphs (a), (b), (c), (d) and
(e) of this subsection 5.2 have been satisfied.

         SECTION 6: AFFIRMATIVE COVENANTS
                    ---------------------

                  Borrower hereby agrees that, from the date hereof and so long as any Commitment remains in effect, any portion of any Note or Reimbursement Obligation remains outstanding and unpaid, any Facility L/C remains outstanding that is not fully collateralized with cash in a manner satisfactory to the Issuing Bank thereof and to Agent, or any other amount is owing to Agent or any Bank hereunder, Borrower shall, and in the case of subsections 6.6, 6.7, 6.8,
6.9 and 6.16 hereof, shall cause each of its Subsidiaries to:

         6.1 FINANCIAL STATEMENTS. Furnish to Agent (with sufficient copies for each Bank and which Agent shall promptly furnish to each Bank):

                  (a) as soon as available, but in any event within 90 days after the end of each fiscal year of Borrower, a copy of the audited consolidated balance sheet of Borrower and its consolidated Subsidiaries as of the end of such year and the related audited consolidated statements of income, of stockholders' equity and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, together with the opinion of independent certified public accountants of nationally recognized standing, which opinion shall not contain a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit or qualification which would affect the computation of financial covenants contained herein other than a qualification for consistency due to a change in the application of GAAP with which Borrower's independent certified public accountants concur; and

                  (b) as soon as available, but in any event not later than 60 days after the end of each quarterly accounting period (excluding the quarterly accounting period for the last quarter of each fiscal year of the Commitment Period), the unaudited consolidated balance sheet of Borrower and its consolidated Subsidiaries as of the end of each such quarter and the related unaudited consolidated statements of income and of stockholders' equity of Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through such date setting forth in each case in comparative form the figures for the previous year, and including in each case: (i) the relevant figures broken down with respect to each division of Borrower and its Subsidiaries and (ii) a summary of all commercial lots (both sold and unsold), and all Land, Lots, Lots under Development, Finished Lots and Lots under Contract;

all such financial statements to be complete and correct in all material respects and prepared in reasonable detail and in accordance with GAAP (except, in the case of the financial statements referred to in subparagraph (b) of this subsection 6.1, that such financial statements need not contain footnotes and may be subject to year-end audit adjustments).

         6.2 CERTIFICATES; OTHER INFORMATION. Furnish to each Bank and Agent:

                  (a) concurrently with the delivery of each financial statement referred to in subsection 6.1 (a) above and each financial statement referred to in subsection 6.1(b) above, a certificate of a Responsible Officer of Borrower (in the form of Exhibit F attached hereto or such other form as shall be reasonably acceptable to each Bank and Agent) stated to have been made after due examination by such Responsible Officer (i) stating that, to the best of such officer's knowledge, Borrower and each of its Subsidiaries during such period has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition contained in this Agreement and the Notes to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, and (ii) showing in detail the calculations supporting such statement in respect of subsections 6.11, 6.12, 6.13, 7.1, 7.5, 7.6(b), 7.6(e), 7.6(k), 7.6(l), 7.11 and 7.13 hereof;

                  (b) not later than March 31 of each year, comprehensive projections for that year, setting forth projected income and cash flow for each quarter of that year, and the projected balance sheet as of the end of each quarter of that year, together with a summary of the assumptions upon which such projections are based and a certificate in the form of Exhibit G hereto of the chief financial officer or the controller of Borrower with respect to such projections;

                  (c) promptly after the same are sent, copies of all financial statements, reports and notices which Borrower or any of its Subsidiaries sends to its stockholders as stockholders and, so long as Borrower is a reporting company under the Securities Exchange Act of 1934, promptly after the same are filed, copies of all financial statements which Borrower may make to, or file with, and copies of all material notices v receives from, the Securities and Exchange Commission or any public body succeeding to any or all of the functions of the Securities and Exchange Commission;

                  (d) promptly upon receipt thereof, copies of all final reports submitted to Borrower by independent certified public accountants in connection with each annual, interim or special audit of the books of Borrower or any of its Subsidiaries made by such accountants, including without limitation any final comment letter submitted by such accountants to management in connection with their annual audit; and

                  (e) promptly, on reasonable notice to Borrower, such additional financial and other information as any Bank may from time to time reasonably request.

         6.3 BORROWING BASE CERTIFICATE. Furnish to Agent as soon as available, but in any event within twenty-five (25) days after the end of each calendar month, a Borrowing Base Certificate, certified by the chief financial officer or the controller of Borrower, showing the calculation of the Borrowing Base as of the last day of such month (which certificate Agent shall promptly furnish to the Banks).

         6.4 COMPLIANCE WITH BORROWING BASE REQUIREMENTS. At any time any Borrowing Base Certificate required to be furnished to Agent in accordance with subsection 6.3 hereof indicates that the Borrower is not in compliance with the provisions of subsection 2.1(b) hereof, within five (5) calendar days after the delivery of such Borrowing Base Certificate to Agent, (a) reduce the principal amount of the Loans and undrawn and drawn Facility L/Cs or other Borrowing Base Indebtedness then outstanding by an amount sufficient to bring the Borrower in compliance with the provisions of subsection 2.1(b) hereof, or (b) deliver to Agent a more current Borrowing Base Certificate that demonstrates that the Borrower is in compliance with the provisions of subsection 2.1(b) hereof.

         6.5 INTEREST RATE PROTECTION. At any time the Eurodollar Base Rate for an Interest Period of one month shall equal or exceed seven percent (7%) per annum and Borrower shall not have in effect an Interest Rate Contract or series of Interest Rate Contracts that provide to Borrower an effective fixed rate of interest on a total of fifty percent (50%) of the Aggregate Commitment, the Required Banks, by written notice from the Agent to Borrower, may require Borrower to enter into an Interest Rate Contract or series of Interest Rate Contracts satisfactory to the Required Banks that provide to Borrower, when combined with all other Interest Rate Contracts then in effect, an effective fixed rate of interest on a total of fifty percent (50%) of the Aggregate Commitment. In such event, Borrower, within 30 days of receipt of such notice from Agent, shall enter into an Interest Rate Contract or series of Interest Rate Contracts, and provide a copy or copies thereof to each Bank and Agent, which Interest Rate Contract or series of Interest Rate Contracts shall, when combined with all other Interest Rate Contracts then in effect, (i) provide interest rate protection to Borrower on a total of fifty percent (50%) of the Aggregate Commitment by providing to Borrower an effective fixed rate of interest on a total of fifty percent (50%) of the Aggregate Commitment, (ii) be in effect for a period of at least two years from the later of (A) the date of acquisition of such Interest Rate Contract or series of Interest Rate Contracts or (B) the date of Agent's notice to Borrower hereunder (provided that if such period extends beyond the Maturity Date, the Interest Rate Contract(s) need only be in effect until the Maturity
Date), and (iii) be entered into with (A) any Bank, or (B) a bank or other financial institution that has unsecured, uninsured and unguaranteed long-term debt which is rated at least A-3 by Moody's or at least A- by S&P.

         6.6 PAYMENT OF OBLIGATIONS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its Indebtedness and other material obligations of whatever nature, except (a) without prejudice to the effectiveness of paragraph (5) of Section 9 hereof, any Indebtedness or other obligations (including any obligations for taxes), when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of Borrower or its Subsidiaries, as the case may be, and (b) any Indebtedness secured by a mortgage on real estate if such Indebtedness is, by its terms, non-recourse to Borrower and its Subsidiaries.

         6.7 MAINTENANCE OF EXISTENCE. Except as may be permitted under subsection 7.3 hereof, preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges, contracts, copyrights, patents, trademarks, trade names and franchises necessary or desirable in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law except to the extent that the failure to take such actions or comply with such Contractual Obligations and Requirements of Law would not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of Borrower or of Borrower and its Subsidiaries, taken as a whole. Borrower and its Subsidiaries have no duty to renew or extend contracts which expire by their terms.

         6.8 MAINTENANCE OF PROPERTY, INSURANCE. Keep all property useful in and necessary to its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, general liability and business interruption insurance) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to Agent, upon written request, full information as to the insurance carried.

         6.9 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, subject in the case of interim statements to year-end audit adjustments; and permit representatives of each Bank and Agent to visit and inspect any of its properties, and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be requested, and to discuss the business, operations, properties and financial and other condition of Borrower and its Subsidiaries with officers and employees of Borrower and its Subsidiaries and, if notice thereof is given to Borrower prior to the date of such discussions, with its independent certified public accountants.

         6.10 NOTICES. Promptly give notice to Agent (which notice Agent shall promptly furnish to the Banks):

                  (a) of the occurrence of any Default or Event of Default;

                  (b) of any (i) default or event of default under any loan or Letter of Credit agreement binding upon Borrower or any of its Subsidiaries,
(ii) default under any other Contractual Obligation that would enable the obligee of the Contractual Obligations to compel Borrower or any of its Subsidiaries to immediately pay all amounts owing thereunder or otherwise accelerate payments thereunder and would have a material adverse effect on Borrower and its Subsidiaries taken as a whole, or (iii) litigation, investigation or proceeding which may exist at any time between Borrower or any Subsidiary and any Governmental Authority, which, if adversely determined, would have a material adverse effect on the business, operations, property or financial or other condition of Borrower and its Subsidiaries taken as a whole;

                  (c) of any litigation or proceeding affecting Borrower or any of its Subsidiaries (i) (A) in which the amount involved is $1,000,000 or more and not covered by insurance, or (B) which, in the reasonable opinion of a Responsible Officer of Borrower, would, if adversely determined, have a material adverse effect on Borrower and its Subsidiaries taken as a whole, or (ii) in which injunctive or similar relief is sought and which, in the reasonable opinion of a Responsible Officer of Borrower, would, if adversely determined, have a material adverse effect on Borrower and its Subsidiaries taken as a whole;

                  (d) of the following events, as soon as possible and in any event within 30 days after Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan with respect to which the PBGC has not waived the 30 day reporting requirement, or (ii) the institution of proceedings or the taking or expected taking of any other action by PBGC or Borrower or any Commonly Controlled Entity to terminate or withdraw or partially withdraw from any Plan under circumstances which could lead to material liability to the PBGC or, with respect to a Multiemployer Plan, the Reorganization or Insolvency (as each such term is defined in ERISA) of the Plan and in addition to such notice, deliver to each Bank and Agent whichever of the following may be applicable: (A) a certificate of a Responsible Officer of Borrower setting forth details as to such Reportable Event and the action that Borrower or Commonly Controlled Entity proposes to take with respect thereto, together with a copy of any notice of such Reportable Event that may be required to be filed with PBGC, or (B) any notice delivered by PBGC evidencing its intent to institute such proceedings or any notice to PBGC that such Plan is to be terminated, as the case may be; and

                  (e) of a material adverse change in the business, operations, property or financial or other condition of Borrower and its Subsidiaries taken as a whole.

Each notice pursuant to this subsection 6.10 shall be accompanied by a statement of the chief executive officer or chief financial officer or other Responsible Officer of Borrower setting forth details of the occurrence referred to therein and stating what action Borrower proposes to take with respect thereto. For all purposes of clause (d) of this subsection 6.10, Borrower shall be deemed to have all knowledge or knowledge of all facts attributable to the administrator of such Plan if such Plan is a Single Employer Plan.

         6.11 MAINTENANCE OF CONSOLIDATED TANGIBLE NET WORTH. Maintain at all times during the Commitment Period Consolidated Tangible Net Worth in amounts at all times equal to or exceeding (i) $214,258,000, plus (ii) fifty percent (50%) of the Consolidated Earnings for each quarter after September 30, 2001 (excluding any quarter in which Consolidated Earnings are less than zero (0)), plus (iii) one hundred percent (100%) of the net proceeds or other consideration received by Borrower for any capital stock issued or sold after September 30, 2001.

         6.12 MAINTENANCE OF DEBT TO WORTH. Maintain during the Commitment Period a ratio of Consolidated Indebtedness to Consolidated Tangible Net Worth not in excess of (a) 2.25 to 1.0 at all times that Borrower maintains an Interest Coverage Ratio equal to or exceeding 2.50 to 1.00 and (b) 2.00 to 1.00 at all other times.

         6.13 MAINTENANCE OF INTEREST COVERAGE RATIO. Maintain during the Commitment Period an Interest Coverage Ratio of not less than 2.00 to 1.00 (as determined on the last day of each fiscal quarter for the four-quarter period ending on the last day of such fiscal quarter).

         6.14 GUARANTIES OF WHOLLY-OWNED M/I ANCILLARY BUSINESSES. Upon the request of the Agent on behalf of the Required Banks, cause each of the M/I Ancillary Businesses that is wholly-owned by Borrower or by any Subsidiary, that has total assets of at least $200,000 and that is not precluded by law from executing the Guaranty Agreement to become a "Guarantor" by execution and delivery of a Supplemental Guaranty by such M/I Ancillary Business to Agent, and to deliver such proof of corporate or other appropriate action, incumbency of officers, opinions of counsel and other documents delivered by the Guarantors pursuant to subsection 5.1 hereof or as the Agent shall have requested.

         6.15 SUBSIDIARY GUARANTORS. Cause each new wholly-owned Subsidiary of Borrower or any Subsidiary of Borrower formed or acquired after the date hereof, to become a "Guarantor" by execution and delivery of a Supplemental Guaranty by such Subsidiary to Agent, and to deliver such proof of corporate or other appropriate action, incumbency of officers, opinions of counsel and other documents delivered by the Guarantors pursuant to subsection 5.1 hereof or as the Agent shall have requested.

         6.16 ENVIRONMENT. (a) Comply with all federal, state and local environmental, health and safety laws, codes and ordinances and all rules and regulations issued thereunder except to the extent the failure to do so would not have a material adverse effect on the consolidated operations, business or financial condition of Borrower and its Subsidiaries; (b) notify the Agent promptly of any notice of a hazardous discharge or environmental complaint received from any Governmental Authority or any other Person (and the Agent shall notify the Banks promptly following its receipt of any such notice) that, if adversely determined, could have a material adverse effect on the consolidated operations, business or financial condition of Borrower and its Subsidiaries; and (c) notify the Agent promptly of any hazardous discharge from or affecting its premises (and the Agent shall notify the Banks promptly following its receipt of any such notice) that could have a material adverse effect on the consolidated operations, business or financial condition of Borrower and its Subsidiaries. In the case of clauses (b) and (c) above, (i) promptly contain and remove any such hazardous discharge, in compliance with all applicable laws; (ii) promptly pay any fine or penalty assessed in connection therewith; (iii) permit the Agent to inspect the premises, to conduct tests thereon and to inspect all books, correspondence and records pertaining thereto; and (iv) at the Agent's request, and at Borrower's expense, provide a report of a qualified environmental engineer, satisfactory in scope, form and content to the Required Banks, that the condition has been corrected,

         6.17 CERTIFICATE REGARDING AUTHORITY TO MAKE FLEET PAYMENT. If the Maturity Date is extended to a date on or after the Fleet Payment Date, then, on July 20, 2006 (and on an updated basis on the dates set forth in the No Default Certificate), Borrower shall deliver to Agent and each Bank a certificate of a Responsible Officer of Borrower in the form of Exhibit H attached hereto (a)(i) stating and demonstrating as of the date of the No Default Certificate and on a projected basis immediately before the making of the Fleet Payment, that Borrower has and will have cash, other immediately available liquid assets and availability of Loans under this Agreement such that, as of such dates, Borrower has and will have funds available to make the Fleet Payment, (ii) stating that on a projected basis immediately before and immediately after giving effect to the Fleet Payment, no Default or Event of Default will exist under this Agreement, and (iii) showing in detail the calculations supporting the statement in clause (ii) above in respect of subsections 6.11, 6.12, 6.13, 7.1, 7.5, 7.6(b), 7.6(e), 7.6(k), 7.6(1), 7.11 and 7.13 hereof (the "NO DEFAULT
CERTIFICATE"), or (b) stating that, immediately before or immediately after giving effect to the Fleet Payment, a Default or Event of Default will exist under this Agreement, and showing in detail the calculations supporting such statement (the "CERTIFICATE OF DEFAULT"). In addition to the above requirements, if the Maturity Date is extended to a date on or after the Fleet Payment Date, Borrower shall have an ongoing duty from and after July 20, 2006 to provide to Agent and each Bank written notice of any change to the information and calculations set forth above which would or could reasonably be expected to demonstrate that on a projected basis immediately before or immediately after giving effect to the Fleet Payment a Default or Event of Default will exist under this Agreement (an "UPDATED CERTIFICATE OF DEFAULT").

         SECTION 7: NEGATIVE COVENANTS
                    ------------------

                  Borrower hereby agrees that, from the date hereof and so long as the Commitment remains in effect, any portion of any Note or Reimbursement Obligation remains outstanding and unpaid, any Facility L/C remains outstanding that is not fully collateralized with cash in accordance with the provision of
Section 8 hereof, or any other amount is owing to Agent, any Issuing Bank or any Bank hereunder, Borrower shall not, nor shall it permit any of its Subsidiaries and, in the case of subsections 7.1, 7.2 and 7.3 hereof, permit any M/I Ancillary Business that is wholly owned by Borrower or any Subsidiary to, directly or indirectly:

         7.1 LIMITATION ON SECURED INDEBTEDNESS. Create, incur or suffer to exist any Secured Indebtedness exceeding $25,000,000 at any time outstanding, provided, however, that, for purposes of this subsection 7.1, Secured Indebtedness shall not include Indebtedness incurred by M/I Financial Corp. to finance the origination and/or warehousing of residential mortgage loans in the ordinary course of business and secured by Liens on such mortgage loans ("M/I FINANCIAL CORP. LIENS") except to the extent that Borrower is an obligor under or guarantor of such Indebtedness, provided, however, that in the event that the lender under the M/I Financial Corp. Loan Agreement shall exercise its right to require M/I Financial Corp. to grant to such lender M/I Financial Corp. Liens as security for the Indebtedness under the M/I Financial Corp. Loan Agreement and Borrower is an obligor or guarantor of such Indebtedness, such Indebtedness shall continue to be excluded from Secured Indebtedness under this subsection
7.1 for a period of sixty (60) days after the lender's exercise of such rights.

         7.2 LIMITATION ON LIENS. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether owned or hereafter acquired, except:

                  (a) Liens in favor of Agent, for the ratable benefit of Banks;

                  (b) Liens securing Indebtedness permitted under subsection 7.1 hereof and M/I Financial Corp. Liens;

                  (c) Liens for taxes and special assessments not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of Borrower and Borrower's Subsidiaries in accordance with GAAP;

                  (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's, or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of Borrower and Borrower's Subsidiaries in accordance with GAAP;

                  (e) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

                  (f) (i) deposits to secure the performance of: bids; trade contracts (other than for borrowed money or the purchase price of property or services); leases; statutory and other obligations required by law; surety, appeal and performance bonds (including Construction Bonds); and other obligations of a like nature incurred in the ordinary course of business; and
(ii) Liens in favor of surety bond companies pursuant to indemnity agreements to secure the reimbursement obligations of Borrower or any Subsidiary on Construction Bonds, provided (A) the Liens securing Construction Bonds shall be limited to the assets of, as appropriate, Borrower or such Subsidiary at, and the rights of, as appropriate, Borrower or such Subsidiary arising out of, the projects that are the subject of the Construction Bonds, (B) the Liens shall not attach to any real estate and (C) the aggregate amount of such Liens at any time shall not exceed the dollar amount of Construction Bonds then outstanding;

                  (g) Liens of landlords, arising solely by operation of law, on fixtures and moveable property located on premises leased in the ordinary course of business; provided, however, that the rental payments secured thereby are not yet due; and

                  (h) Liens arising as a result of a judgment or judgments against Borrower or any of its Subsidiaries which do not in the aggregate exceed $500,000 at any one time outstanding, which are being diligently contested in good faith, which are not the subject of any attachment, levy or enforcement proceeding, and as to which appropriate reserves have been established in accordance with GAAP.

         7.3 LIMITATION ON FUNDAMENTAL CHANGES. Subject to any Investments permitted pursuant to subsection 7.6(d) hereof, enter into any transaction of merger, consolidation, amalgamation or reorganization (including without limitation any election to be taxed as an S Corporation), or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or, except for the sale of land, lots and houses from inventory in the ordinary course of business, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, whether now owned or hereafter acquired, or make any material change in the method by which it conducts business, except any Subsidiary of Borrower may be (i) merged, amalgamated or consolidated with or into Borrower or any wholly-owned Subsidiary of Borrower, or (ii) liquidated, wound up or dissolved into, or all or substantially all of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Borrower or any wholly-owned Subsidiary of Borrower; provided, however, that, in the case of such a merger, liquidation or consolidation, Borrower or such wholly-owned Subsidiary, as the case may be, shall be the continuing or surviving corporation.

         7.4 LIMITATION ON ACQUISITIONS. Except for the acquisition of land, lots and houses in the ordinary course of business to the extent not otherwise prohibited hereunder, enter into any Acquisition without the prior written consent of the Required Banks.

         7.5 LAND INVENTORY. Permit at any time Adjusted Land Value to exceed the sum of (a) Consolidated Tangible Net Worth plus (b) fifty percent (50%) of Subordinated Indebtedness.

         7.6 LIMITATION ON INVESTMENTS. Make or commit to make any advance, loan, extension of credit or capital contribution to, or purchase of any stock, bonds, note, debenture or other security of, or make any other investment in, any Person (all such transactions being herein called "INVESTMENTS"), except:

                  (a) Investments in Cash Equivalents;




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

                  (b) extensions of credit in connection with the sale of land which do not exceed in the aggregate at any one time outstanding an amount equal to two and one-half percent (2.5%) of Consolidated Tangible Net Worth, and which have a maximum maturity of five years;

                  (c) loans and advances to officers and employees of Borrower or Borrower's Subsidiaries, to other Persons in the ordinary course of business or as permitted by the code of regulations of Borrower, which do not exceed in the aggregate $2,000,000 at any one time outstanding;

                  (d) any Investments in M/I Financial Corp.; M/I Homes; M/I Homes Construction, Inc.; Northeast Office Venture; 601RS, LLC; MHO, LLC; M/I Service Corp., M/I Properties LLC or any other Subsidiary that becomes a Guarantor in accordance with the terms hereof;

                  (e) any Investment in Joint Venture, the aggregate cost of which, as determined in accordance with GAAP excluding, however, Borrower's or Borrower's Subsidiaries' equity in the undistributed earnings or losses in each such Joint Venture, does not at any one time outstanding exceed fifteen percent (15%) of Consolidated Tangible Net Worth; provided, however, that with respect to each such Joint Venture, Borrower shall have at least a 33 1/3% ownership interest in such Joint Venture and all decisions with respect to the management and control of each such Joint Venture's business (other than decisions with respect to development of undeveloped land owned by such Joint Venture) shall require the consent and approval of Borrower; and provided, further, however, that no such Investment may be made if it causes or results (singly or with other actions or events) in (i) any violation of any other covenant or condition hereof or (ii) any other Default or Event of Default;

                  (f) first mortgage loans made in the ordinary course of M/I Financial Corp.'s business to natural persons for the purchase of residential real property;

                  (g) second mortgage loans made in the ordinary course of M/I Financial Corp.'s business to natural persons for the purchase of residential real property, provided that such second mortgage loans (i) shall be made only in connection with a specific financing program to natural persons who have a first mortgage loan from M/I Financial Corp. with respect to the same real property, and (ii) shall not in the aggregate exceed $4,000,000 at any one time outstanding;

                  (h) first mortgage loans made in the ordinary course of M/I Financial Corp.'s business to natural persons for the purpose of refinancing an existing first mortgage loan, provided that the amount of such refinancing mortgage loans shall not exceed $5,000,000 in the aggregate at any one time outstanding;

                  (i) Investments by M/I Financial Corp. in the stock of Fannie Mae to the extent required for M/I Financial Corp. to sell mortgages to Fannie Mae, but the amount of such investments in Fannie Mae stock shall in no event exceed $100,000;

                  (j) Investments by M/I Financial Corp. in the ordinary course of its business in standard instruments hedging against interest rate risk incurred in the origination and



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

sale of mortgage loans, in each case matching a hedging instrument or instruments to specific mortgages or specific groups of mortgages, but in no event including investments in futures contracts, options contracts or other derivative investment vehicles acquired as independent investments;

                  (k) Investments in, advances to, and Contingent Obligations related to the obligations of, the M/I Ancillary Businesses in an amount not to exceed $100,000 in the aggregate; and

                  (l) other Investments directly related to the Borrower's business, provided that the aggregate amount of such Investments shall not at any time exceed $2,000,000 in the aggregate.

         7.7 TRANSACTIONS WITH AFFILIATES AND OFFICERS.

                  (a) Except for (i) any consulting agreements or employment agreements to which Borrower is a party and which were in effect as of August 9, 1994, as amended November 14, 2001, and (ii) compensation arrangements in the ordinary course of business with the officers, directors, and employees of Borrower and Borrower's Subsidiaries, enter into any transaction, including without limitation the purchase, sale or exchange of property or the rendering of any services, with any Affiliate or any officer or director thereof, or enter into, assume or suffer to exist any employment or consulting contract with any Affiliate or an officer or director thereof, except any transaction or contract which is in the ordinary course of Borrower's or any of Borrower's Subsidiaries' business and which is upon fair and reasonable terms no less favorable to Borrower or Borrower's Subsidiaries than it would obtain in a comparable arm's length transaction with a Person not an Affiliate;

                  (b) make any advance or loan to any Affiliate or any director or officer thereof or of Borrower or any Subsidiary of Borrower or to any trust of which any of the foregoing is a beneficiary, or to any Person on the guarantee of any of the foregoing, except as expressly permitted by subsection 7.6(c) hereof; or

                  (c) pay any fees or expenses to, or reimburse or assume any obligation for the reimbursement of any expenses incurred by, any Affiliate or any officer or director thereof, except as may be permitted in accordance with clauses (a) and (b) of this subsection 7.7.

         7.8 SALE AND LEASEBACK. Enter into any arrangement with any Person providing for the leasing by Borrower or any of Borrower's Subsidiaries of real or personal property which has been or is to be sold or transferred by Borrower or any of Borrower's Subsidiaries to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of Borrower or any of Borrower's Subsidiaries; provided, however, that such arrangements shall be permitted with respect to Model Houses, so long as any such arrangement with respect to Model Houses does not result in: (a) the creation of a lease which is required to be capitalized in accordance with GAAP; (b) the initial term of such arrangement plus any options or renewals exercisable by lessor or lessee exceeding four years; or (c) the violation of any term, condition or covenant hereof.




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

         7.9 LIMITATION ON PAYMENTS OF SUBORDINATED INDEBTEDNESS AND MODIFICATION OF SUBORDINATION AGREEMENTS.

                  Without the prior written consent of the Required Banks,

                  (a) repay, prepay, purchase, redeem, or otherwise acquire any Subordinated Indebtedness; or

                  (b) make any other payments, including without limitation payment of interest, on any Subordinated Indebtedness if an Event of Default exists or if such payment would cause an Event of Default to occur; or

                  (c) permit the modification, waiver or amendment of any of the terms of any Subordinated Indebtedness, except for modifications, waivers or amendments that do not (i) increase the interest rate or change the maturity date of such Subordinated Indebtedness, (ii) change the subordination provisions of such Subordinated Indebtedness or (iii) impose upon the Borrower or any Subsidiary any obligation or limitation that, in the reasonable judgment of the Agent, is, in any material respect, more burdensome or restrictive than those currently provided for in the Fleet Agreement; or

                  (d) permit (whether or not within the control of Borrower or any of Borrower's Subsidiaries) the modification, waiver, or amendment of, or release of any parties to, any subordination agreement with respect to any Subordinated Indebtedness; provided, however, nothing contained in this subsection 7.9 shall prevent Borrower from making regularly scheduled payments on any Subordinated Indebtedness if no Event of Default exists and the payment would not cause an Event of Default to occur. With respect to the Subordinated Indebtedness pursuant to the Fleet Agreement, "regularly scheduled payments" shall mean only the following: (i) if the Maturity Date is extended to a date on or after the Fleet Payment Date, and so long as Borrower has timely delivered the No Default Certificate and has not delivered (and has not been obligated to deliver) an Updated Certificate of Default and Borrower is not in Default immediately before or immediately after giving effect to such payment, the Fleet Payment; and (ii) on each February 28, May 29, August 29 and November 29 (or within any applicable cure period) through and including August 29, 2004, and the first day of each calendar month from and after October 1, 2004 (or within any applicable cure period) during the term of the Fleet Agreement, interest on the Fleet Notes.

                  The parties hereby agree that this clarification regarding what payments of Subordinated Indebtedness pursuant to the Fleet Agreement constitute "regularly scheduled payments" is not intended to modify the rights and obligations of Fleet National Bank (and any of its successors and assigns) or any of the other lenders party to the Fleet Agreement and Borrower, or the rights of the Banks and the Agent, pursuant to or arising out of the Subordinated Indebtedness pursuant to the Fleet Agreement; provided that nothing herein shall be construed to be a consent by the Banks (in their capacity as Banks under this Agreement) and the Agent to any payment of any Subordinated Indebtedness that is prohibited by this Agreement.




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

         7.10 SALE OF SUBSIDIARY SECURITIES. Sell any security or equity of any Subsidiary, or permit any Subsidiary to sell or issue any security or equity to any Person other than security or equity sold or issued to Borrower. The provisions of this subsection 7.10 shall not restrict the sale of mortgage loans in the ordinary course of business.

         7.11 LIMITATION ON INVESTMENTS IN COMMERCIAL REAL ESTATE. Permit investments (including investments attributed to Borrower's pro rata share of land owned by partnerships in which Borrower is a general or limited partner or by limited liability companies of which Borrower is a member) in commercial real estate (including land zoned for use as, or developed or intended to be developed as, commercial real estate but excluding the Office Building), determined in accordance with GAAP, to exceed $5,000,000 in the aggregate at any one time outstanding.

         7.12 LIMITATION ON NEGATIVE PLEDGES. Enter into any agreement other than this Agreement which prohibits or limits the ability of Borrower, any of Borrower's Subsidiaries or any of the M/I Ancillary Businesses that are wholly-owned by the Borrower or by any Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its assets, rights, revenues or property, real, personal or mixed, tangible or intangible, whether now owned or hereafter acquired.

         7.13 HOUSING INVENTORY. Permit the number of Speculative Housing Units, as at the end of any fiscal quarter, to exceed the greater of (a) the number of Housing Unit Closings occurring during the period of twelve (12) months ending on the last day of such fiscal quarter, multiplied by twenty-five percent (25%) or (b) the number of Housing Unit Closings occurring during the period of six
(6) months ending on the last day of such fiscal quarter, multiplied by fifty percent (50%).

         SECTION 8: CASH COLLATERAL
                    ---------------

         8.1 FACILITY L/C COLLATERAL ACCOUNT. Borrower agrees that it will, upon the request of Agent or the Required Banks and until the final expiration date of any Facility L/C and thereafter as long as any amount is payable to any Issuing Bank or the Banks in respect of any Facility L/C, maintain a special collateral account pursuant to arrangements satisfactory to Agent (the "FACILITY L/C COLLATERAL ACCOUNT") at Agent's office in the name of Borrower but under the sole dominion and control of Agent, for the benefit of the Banks and Issuing Banks and in which Borrower shall have no interest other than set forth in subsections 8.2, 8.3 or 8.4 hereof. Borrower hereby pledges, assigns and grants to Agent, on behalf of and for the ratable benefit of the Banks and Issuing Banks, a security interest in all of Borrower's right, title and interest in and to all funds which may from time to time be on deposit in the Facility L/C Collateral Account to secure the prompt and complete payment and performance of the Obligations. Agent will invest any funds on deposit from time to time in the Facility L/C Collateral Account in certificates of deposit of Bank One having a maturity not exceeding 30 days. Nothing in this subsection 8.1 shall either require Borrower to deposit any funds in the Facility L/C Collateral Account, obligate Agent to require Borrower to deposit any funds in the Facility L/C Collateral Account or limit the right of Agent to release any funds held in the Facility L/C Collateral Account, in each case other than as required by subsections 8.2, 8.3 or 8.4 hereof.




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

         8.2 EVENT OF DEFAULT UNDER PARAGRAPH (5) OF SECTION 9. Upon the occurrence of an Event of Default specified in paragraph (5) of Section 9, Borrower will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay to Agent an amount in immediately available funds, which funds shall be held in the Facility L/C Collateral Account, equal to the difference of (x) the amount of Facility L/C Obligations at such time, less (y) the amount on deposit in the Facility L/C Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Obligations (such difference, the "COLLATERAL SHORTFALL AMOUNT").

         8.3 OTHER EVENTS OF DEFAULT. If any Event of Default (other than an Event of Default specified in paragraph (5) of Section 9) occurs, the Required Banks (or Agent with the consent of the Required Banks) may, upon notice to Borrower and in addition to the continuing right to demand payment of all amounts payable under the Loan Documents, make demand on Borrower to pay, and Borrower will, forthwith upon such demand and without any further notice or act, pay to Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility L/C Collateral Account.

         8.4 CURE; TERMINATION.

                  (a) If the Event of Default that resulted in the requirement for deposit of funds in the Facility L/C Collateral Account is cured, and provided no other Event of Default has occurred that is then continuing, Agent shall, promptly upon request from Borrower, pay to or as directed by Borrower the amount on deposit in the Facility L/C Collateral Account. Nothing contained in this paragraph shall waive, limit or otherwise affect the rights of Agent or the Banks or the obligations of Borrower under this Section 8 if any other Event of Default shall occur.

                  (b) If the Aggregate Commitment is terminated (whether by acceleration, demand or otherwise), then, not later than simultaneously with such termination, and without limitation of Agent's and Bank's right to demand payment of all amounts payable under the Loan Documents, Borrower shall pay to Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility L/C Collateral Account; provided, however, that (i) if all Obligations of Borrower (other than Facility L/C Obligations in respect of issued and outstanding Facility L/Cs that have not been drawn upon) have been paid in full, and (ii) Borrower shall have provided to Agent and the Issuing Banks, as security for the remaining Facility L/C Obligations, one or more Letters of Credit, in an aggregate amount at least equal to such remaining Facility L/C Obligations, issued by a bank or banks, and in form and substance, reasonably satisfactory to Agent and the Issuing Banks, the foregoing requirement for deposit of funds in the Facility L/C Collateral Account shall not apply.

         SECTION 9: DEFAULTS, EVENTS OF DEFAULT; DISTRIBUTION OF PROCEEDS AFTER
                    -----------------------------------------------------------
EVENT OF DEFAULT
----------------

                  Upon the occurrence of any of the following events:




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

                  (1) Borrower shall fail to pay any principal of any Note or make any reimbursement (including payment of Reimbursement Obligations) in connection with any Facility L/C when due in accordance with the terms thereof; or

                  (2) Borrower shall fail to pay (a) any interest on any Note or in connection with any Facility L/C, or (b) any fee, charge or other amount payable hereunder, within three (3) days after Agent or any Bank notifies Borrower that such interest, fee or amount has become due in accordance with the terms thereof or hereof and has not been paid; or Borrower shall fail to comply with the provisions of any one or more of subsections 6.4, 6.5, 6.15, 7.3, 7.4, 7.8, 7.9, 7.10 or 7.12 hereof or the limitations set forth in 7.6(j) hereof; or

                  (3) any representation or warranty made or deemed made by Borrower, herein or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                  (4) Borrower shall default in the observance or performance of any covenant or agreement contained in (a) subsection 6.3 hereof and such default remains uncured for five (5) days (notice to Borrower from Agent or any Bank of such default is not required), (b) subsections 6.2(c), 6.2(d), 6.6, 6.10, 6.11, 6.12, 6.13, 6.14, 6.16, 7.1, 7.2, 7.6 (other than failure to comply with the limitations of 7.6(j)), 7.7 or 7.11 hereof and such default remains uncured ten days after Agent or any Bank notifies Borrower that such default has occurred, (c) subsection 6.9 hereof and such default remains uncured for ten
(10) days after Agent or any Bank notifies Borrower that such default has occurred, provided, that for any default under subsection 6.9 hereof for which cure cannot reasonably be accomplished within ten days, if cure is commenced within such ten (10)-day period, Borrower may have an additional period of up to thirty (30) days after notice to cure such default before it is an Event of Default, (d) any one or more of subsections 6.1(b), 6.2(a) or 6.2(b) hereof and such default remains uncured fifteen (15) days after Agent or any Bank notifies Borrower that such default has occurred, or (e) any other provision of this Agreement (including without limitation subsections 6.1(a), 6.2(e), 6.7 and 6.8 hereof) which default shall remain uncured thirty (30) days after Agent or any Bank notifies Borrower that such a default has occurred, which notice shall specify the nature of the default; or

                  (5) (a) Borrower or any of Borrower's Subsidiaries shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or Borrower or any of Borrower's Subsidiaries shall make a general assignment for the benefit of its creditors; or (b) there shall be commenced against Borrower or any of Borrower's Subsidiaries any case, proceeding or other action of a nature referred to in clause (a) above which (i) results in the entry of an order for relief of any such adjudication or appointment, and (ii) remains undismissed, undischarged or unbonded for a period of 60 days; or (c) there shall be commenced against Borrower or any of Borrower's Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (d) Borrower or any of Borrower's Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (a), (b) or (c) above; or (e) Borrower or any of Borrower's Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (6) Borrower or any Subsidiary of Borrower shall (a) default in any payment of principal of or interest on any Indebtedness (other than the Obligations) or in the payment of any Contingent Obligation beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Contingent Obligation was created, and the aggregate principal amount then outstanding of all such Indebtedness and Contingent Obligations of Borrower and all Subsidiaries exceeds $1,000,000, or (b) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Contingent Obligation to become payable; provided, however, that it shall not constitute a Default or Event of Default if
(x) Borrower or any Subsidiary of Borrower defaults on Indebtedness secured by a mortgage on real estate if such Indebtedness is by its terms non-recourse to Borrower and Borrower's Subsidiaries, or (y) a draw is made on a standby Letter of Credit or payment is made on a performance bond, so long as any reimbursement obligation of Borrower with respect to such Letter of Credit or performance bond is made within the time required by the document creating the reimbursement obligation; or

                  (7) (a) any party in interest (as defined in Section 3(14) of ERISA) affiliated with Borrower or any of Borrower's Subsidiaries shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (c) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the opinion of the Required Banks, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for thirty (30) days after notice of such Reportable Event pursuant to Section 4043 (a), (c) or (d) of ERISA is given or, in the case of institution of proceedings, the continuance of such proceedings for thirty (30) days after commencement thereof, (d) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, or (e) any other event or condition shall occur or exist with respect to a Single Employer Plan and in each case in clauses (a) through (e) above, such event or condition, together with all other such events or conditions, if any, could subject Borrower or any of Borrower's Subsidiaries to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of Borrower or of Borrower and Borrower's Subsidiaries taken as a whole; or

                  (8) one or more judgments or decrees shall be entered against Borrower, or any of Borrower's Subsidiaries involving in the aggregate a liability (not covered by insurance) of $1,000,000 or more and all such judgments or decrees in excess of $1,000,000 shall not have been vacated, satisfied, discharged, or stayed or bonded pending appeal within 30 days from the entry thereof; or

                  (9) the occurrence of any of the following events: (a) any Person or group of related Persons (other than Irving E. Schottenstein and the immediate family of Irving E. Schottenstein) owns or controls more than thirty-three and one-third percent (33.33%) of the outstanding voting capital stock of Borrower, or (b) the aggregate amount of outstanding voting capital stock of Borrower, owned or controlled by (i) Irving E. Schottenstein (including voting capital stock owned or controlled by his spouse), (ii) Robert H. Schottenstein (including voting capital stock owned or controlled by his spouse or his children), (iii) Steven Schottenstein (including voting capital stock owned or controlled by his spouse or his children), and (iv) trusts for the benefit of Robert H. Schottenstein or Steven Schottenstein, or the respective spouse, children or grandchildren of Robert H. Schottenstein or Steven Schottenstein, shall be less than eighty percent (80%) of the aggregate amount of the outstanding voting capital stock of Borrower owned or controlled by such Persons as of the date of this Agreement, provided that any voting capital stock owned or controlled by Irving E. Schottenstein or his spouse with respect to trusts for the benefit of Gary L. Schottenstein or Linda S. Fisher or the respective spouse, children or grandchildren of Gary L. Schottenstein or Linda
S. Fisher shall be excluded from any calculation of stock ownership or control for all purposes of this clause (b); or (c) none of Irving E. Schottenstein, Robert Schottenstein or Steven Schottenstein shall be Chairman of the Board or President of Borrower; or

                  (10) any subordination agreement that evidences any Subordinated Indebtedness (i) ceases to be the legal, valid and binding agreement of any Person party thereto, enforceable against such Person in accordance with its terms or a payment is made by Borrower in violation of any provision thereof, or (ii) shall be terminated, invalidated or set aside, or be declared ineffective or inoperative or the Indebtedness related thereto is in any way not fully subordinate to all of Borrower's Indebtedness and other liabilities to Banks and Agent under this Agreement and the Notes (subject to subsection 7.9 hereof) and to Borrower's obligations, if any, as a guarantor or otherwise of the Indebtedness and other liabilities of M/I Financial Corp. (including without limitation the obligations with respect to the M/I Financial Corp. Loan Agreement); or

                  (11) Borrower shall deliver a Certificate of Default or an Updated Certificate of Default or shall fail to comply with the requirements of subsection 6.17 hereof, including by reason of the failure to deliver a No Default Certificate, Updated Certificate of Default or Certificate of Default or any required updates thereof; or Banks having at least 75% of the aggregate amount of the Revolving Credit Loans then outstanding or, if no Revolving Credit Loans are then outstanding, Banks having at least 75% of the Aggregate Commitment, shall determine, in their good faith estimation after meeting with Borrower, that the No Default Certificate (including any update thereof) delivered by Borrower pursuant to subsection 6.17 hereof shall not fairly reflect the financial condition of Borrower and Borrower's Subsidiaries as of either of (a) the date of the No Default Certificate, or (b) on a pro forma basis immediately before or immediately after giving effect to the Fleet Payment, and that as a result thereof a Default or Event of Default would exist under this Agreement;

then, and in any such event, (a) if such event is an Event of Default specified in paragraph (5) above, the Commitments, if still outstanding, shall automatically and immediately terminate and all Obligations shall immediately become due and payable and Borrower shall immediately cash collateralize all outstanding Facility L/Cs in accordance with Section 8 hereof, and (b) if such event is any other Event of Default and is continuing, either or both of the following actions may be taken: (i) with the consent of the Required Banks Agent may, or upon the request of the Required Banks Agent shall, by notice to Borrower, declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate and, upon demand by Agent, Borrower shall fully cash collateralize all outstanding Facility L/Cs in accordance with
Section 8 hereof; and (ii) with the consent of the Required Banks Agent may, or upon the request of the Required Banks Agent shall, by notice of default to Borrower, declare the full amount of all outstanding Obligations to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section 9, presentment, demand, protest and all other notices of any kind are hereby expressly waived. Additionally, Agent and each Bank may exercise any and all other rights and remedies available to Agent and each Bank at law or in equity to the extent not inconsistent with the rights specifically granted to Agent and each Bank hereunder.

                  Notwithstanding any provisions concerning distribution of payments to the contrary in this Agreement, so long as any Event of Default exists that has not been waived by all Banks, each Bank shall share in any payments or proceeds, including proceeds of any collateral, received by Agent or any Bank made or received at any time from and after any Event of Default ("PROCEEDS AFTER DEFAULT") in an amount equal to such Bank's Ratable Share of the Proceeds after Default; provided, however, if any one or more of the Bank(s) has not made any funding when required hereunder, the distribution of Proceeds after Default shall be adjusted so that each Bank shall receive Proceeds after Default in an amount equal to (a) the Proceeds after Default multiplied by (b) the percentage (rounded to five decimal places) of the total amount outstanding funded by all Banks that such Bank has actually funded (including the amount of such Bank's participation in outstanding Facility L/Cs). If necessary, Agent and each Bank shall use the adjustments procedure set forth in subsection 11.8(a) hereof to make the appropriate distributions to Banks as set forth in this paragraph of this Section 9.

         SECTION 10: THE AGENT
                     ---------

         10.1 APPOINTMENT. Each Bank hereby irrevocably designates and appoints Bank One, as Agent of such Bank under this Agreement and each of the Notes and the Guaranty Agreement, and each Bank hereby irrevocably authorizes Bank One, as Agent for such Bank, to take such action on its behalf under the provisions of this Agreement, the Notes and the Guaranty Agreement and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement, the Notes and the Guaranty Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or any Note or the Guaranty Agreement, Agent shall not



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have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any Note or the Guaranty Agreement or otherwise exist against Agent.

         10.2 DELEGATION OF DUTIES. Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         10.3 EXCULPATORY PROVISIONS. Neither Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any Note or the Guaranty Agreement (except for its or such Person's own gross negligence or willful misconduct) or
(ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by Borrower or any of Borrower's Subsidiaries or any office thereof contained in this Agreement or any Note or the Guaranty Agreement or in any certificate report, statement or other document referred to or provided for in, or received by Agent under connection with, this Agreement or any Note or the Guaranty Agreement or for the value, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Note Guaranty Agreement, or for any failure of Borrower or any of Borrower's Subsidiaries its obligations hereunder or thereunder. Agent shall be under no obligation to any Bank to inquire as to the observance or performance of any of the agreements or conditions of, this Agreement, the Notes, or the Guaranty Agreement, or to inspect books or records of Borrower or any of Borrower's Subsidiaries.

         10.4 RELIANCE BY AGENT. Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, the Guaranty Agreement, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Borrower or any of Borrower's Subsidiaries), independent accountants and other experts selected by Agent. Agent may deem and treat the payee of any Note as the owner thereof for all purposes. Agent shall be fully justified in failing or refusing to take any action under this Agreement, the Notes or the Guaranty Agreement unless it shall first receive such advice or concurrence of the Required Banks or, in the case of items set forth in subsection 11.1 hereof that require written consent of all Banks, all Banks as it deems appropriate or it shall first be indemnified to its satisfaction by all Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the Notes and the Guaranty Agreement in accordance with a request of the Required Banks or, in the case of items set forth in subsection 11.1 hereof that require written consent of all Banks, all Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Banks and all future holders of the Notes.



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

         10.5 NOTICE OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder (other than any failure of Borrower to pay amounts payable under this Agreement or the other Loan Documents) unless Agent has received notice from any Bank or Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". If Agent receives such a notice, Agent shall give notice thereof to Banks. Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks or, in the case of items set forth in subsection 11.1 hereof that require written consent of all Banks, all Banks; provided that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall reasonably deem advisable in the best interests of Banks.

         10.6 NON-RELIANCE ON AGENT AND OTHER BANKS. Each Bank expressly acknowledges that neither Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by Agent hereinafter taken, including any review of the affairs of Borrower and Borrower's Subsidiaries shall be deemed to constitute any representation or warranty by Agent to any Bank. Each Bank represents to Agent that it has, independently and without reliance upon Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Borrower and Borrower's Subsidiaries and made its own decision to make its extensions of credit hereunder and enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, the Notes and the Guaranty Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Borrower and Borrower's Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Banks by Agent hereunder, Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of Borrower or any of Borrower's Subsidiaries which may come into the possession of Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

         10.7 INDEMNIFICATION. Each Bank agrees to indemnify Agent in its capacity as such (to the extent not reimbursed by Borrower and any of Borrower's Subsidiaries and without limiting the obligation of Borrower and Borrower's Subsidiaries to do so), ratably according to its Ratable Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement, the Notes, the Guaranty Agreement or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by Agent under or in connection with any of the foregoing; provided that no Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits,



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

costs, expenses or disbursements resulting solely from Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Notes and all other amounts payable hereunder.

         10.8 BANK ONE IN ITS INDIVIDUAL CAPACITY. Bank One and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with Borrower or any of Borrower's Subsidiaries as though Bank One were not the Agent hereunder. With respect to its loans made or renewed by it and any
Note issued to it and with respect to any Facility L/C issued by it either as Bank One or Agent, Bank One shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" shall include Bank One in its individual capacity.

         10.9 DELEGATION TO AFFILIATES. Borrower and Banks agree that the Agent may delegate any of its duties under this Agreement to any of its affiliates. Any such affiliate (and such affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Agent is entitled under Sections 10 and 11 hereof. 10.10 SUCCESSOR AGENT. Agent (a) may resign as agent upon 30 days' notice to the Banks and (b) may be removed at any time with or without cause by the Required Banks, provided, however, that, as long as no Event of Default has occurred that is continuing, such removal of the Agent shall be subject to Borrower's written approval, which shall not be unreasonably withheld. Upon any such resignation or removal, the Required Banks shall appoint from among the Banks a successor agent for the Banks, provided, however, that, as long as no Event of Default has occurred that is continuing, such appointment of a successor agent shall be subject to Borrower's written approval, which shall not be unreasonably withheld. Any successor agent appointed as herein provided shall succeed to the rights, powers and duties of Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Agent's resignation hereunder as agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         10.11 DOCUMENTATION AGENT AND CO-AGENTS. None of the Banks identified in this Agreement as a "Documentation Agent" or "Co-Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of such Banks shall have or be deemed to have a fiduciary relationship with any Bank. Each Bank hereby makes the same acknowledgements with respect to such Banks as it makes with respect to the Agent in subsection 10.6.

         SECTION 11: MISCELLANEOUS
                     -------------

         11.1 AMENDMENTS AND WAIVERS. Agent and Borrower may, from time to time, with the written consent of the Required Banks, enter into written amendments, supplements or modifications for the purpose of adding any provisions to this Agreement or the Notes or



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

changing in any manner the rights of Banks or Borrower hereunder or thereunder, and with the consent of the Required Banks, Agent on behalf of Banks may execute and deliver to Borrower a written instrument waiving, on such terms and conditions as Agent may specify in such instrument, any of the requirements of this Agreement, the Notes or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall extend the final maturity of any Note, or reduce the rate or extend the time of payment of interest or fees thereon or reduce the principal amount thereof, or change the amount or terms of any Bank's Revolving Credit Loan or Ratable Share or the amount of any Bank's Commitment (except for (i) changes resulting from an assignment permitted hereunder or (ii) as provided in subsection 2.6(b) or 3.10 hereof), or change the Borrowing Base, or amend, modify, change any provision of the Guaranty Agreement, or release the guaranties provided under the Guaranty Agreement, or amend, modify, change or waive any provision of this subsection, or reduce the percentage specified in the definition of Required Banks, or consent to the assignment or transfer by Borrower of any of its rights and obligations under this Agreement, or consent to the modification or termination of any subordination agreement or provisions that evidence Subordinated Indebtedness (except as otherwise provided in subsection 7.9), or consent to the release of any collateral, or amend, modify or change any other provision of this Agreement that requires the consent of all Banks, in each case without the written consent of all Banks; and provided, further, that no such waiver and no such amendment, supplement or modification shall alter in any way Bank One's rights or obligations with respect to Swingline Loans without the consent of Bank One; and provided, further, that no such waiver and no such amendment, supplement or modification shall amend, modify, change or waive any provision relating to the rights or obligations of Agent without the consent of Agent. Any such waiver and any such amendment, supplement or modification shall be binding upon Borrower, Agent and each Bank, and all future holders of the Notes. In the case of any waiver, Borrower, Agent and each Bank shall be restored to their former position and rights hereunder and under the outstanding Notes, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         11.2 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing or by telecopy or other electronic facsimile and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the United States mail, Registered or Certified, Return Receipt Requested, postage prepaid, or, in the case of telecopy or other electronic facsimile notice, when receipt confirmed by sender's electronic facsimile machine, addressed as follows in the case of Borrower and as set forth below on its signature on the signature pages hereof in the case of Agent and each Bank, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of any Note:



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

                     Borrower:         M/I Schottenstein Homes, Inc.
                                       3 Easton Oval
                                       Columbus, Ohio 43219
                                       Attention: Phillip G. Creek
                                       Facsimile: (614) 418-8080
                                          with a copy to: Paul S. Coppel, Esq.
                                       Facsimile: (614) 418-8030

         11.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of Agent or any Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and, except for rights the exercise of which require consent of the Required Banks or all Banks, as appropriate, under this Agreement, not exclusive of any rights, remedies, powers and privileges provided by law.

         11.4 PARTICIPANTS.

                  (a) Any Bank may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other financial institutions ("PARTICIPANTS") participating interests in any Revolving Credit Loan owing to such Bank, any Note held by such Bank, any interest (including any Reimbursement Obligation) in any Facility L/C with respect to such Bank, any Commitment of such Bank, or any other interest of such Bank hereunder; provided, however, that upon the sale of any participating interest the selling Bank shall provide promptly to Borrower and Agent notice of such sale; and provided further, however, that (except as otherwise provided in subsection (c) below) no Participant's consent shall be required to approve any amendments, waivers or other modifications of this Agreement or of any document contemplated by this Agreement, and no participation agreement shall provide any Participant with such rights. In the event of any such sale by a Bank of participating interests to a Participant, such Bank's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, and such Bank shall remain the holder of any such Note for all purposes under this Agreement, and, except as provided in the immediately following sentence, Borrower, the other Banks, and Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. However, any Participant that is an affiliate of any Bank shall have the right to deal directly with any other Bank and Borrower with respect to any matter that is the subject of this Agreement, and Banks and Borrower agree to deal directly with such affiliate Participant(s); provided, however, that each Bank needs to deal only with other Banks (and not such other Banks' affiliate Participant(s)), in those matters in which the consent of any one or more Banks is required. The rights set forth in the immediately preceding sentence shall apply only to Participants that are affiliates of any Bank, and such rights do not apply to any Participants that are not affiliates of any Bank. Borrower agrees that if amounts outstanding under this Agreement or the Notes are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of a Default or an Event of Default, each Participant shall be



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deemed to have the right of set-off provided to Banks in this Agreement in respect of its participating interest in amounts owing under this Agreement or any Note or Reimbursement Obligation to the same extent as if the amount of its participating interests were owing directly to it as a Bank under this Agreement, any Note or any Facility L/C or participation in any Facility L/C.

                  (b) Borrower authorizes each Bank and Agent to disclose to any Participant and any prospective Participant any and all financial information in such Bank's or Agent's possession concerning Borrower and any of Borrower's Subsidiaries which has been delivered to such Bank or Agent by Borrower or Borrower's Subsidiaries pursuant to this Agreement or which has been delivered to such Bank or Agent by Borrower or Borrower's Subsidiaries in connection with such Bank's or Agent's credit evaluation of Borrower and Borrower's Subsidiaries prior to entering into this Agreement. Any Participant or prospective Participant shall be subject to the confidentiality provisions of this Agreement.

                  (c) Each Bank shall with respect to its Participants, if any, retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which forgives principal, interest or fees (other than Agent's fees) or reduces the interest rate or fees (other than Agent's fees) payable with respect to any such Loan or Commitment, postpones any date fixed for any regularly scheduled payment of principal of, or interest or fees (other than Agent's fees) on, any such Loan or Commitment or releases any Guarantor.

                  (d) Borrower agrees that each Participant shall be deemed to have the rights of set-off provided in subsection 11.8 hereof in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Bank under the Loan Documents, provided that each Bank shall retain the right of set-off provided in subsection 11.8 hereof with respect to the amount of participating interests sold to each Participant. Banks agree to share with each Participant, and each Participant, by exercising the right of set-off provided in subsection 11.8 hereof, agrees to share with each Bank, any amount received pursuant to the exercise of its right of set-off, such amounts to be shared in accordance with subsection 11.8 hereof as if each Participant were a Bank.

                  (e) Except for the sale of participating interests as described in this subsection 11.4 and the assignments as described in subsection
11.7 hereof, no Bank may sell or assign its rights and interests under this Agreement without the written consent of each Bank and Borrower, provided that after the occurrence of a Default or an Event of Default that has not been waived by all Banks, Borrower's consent to such sale or assignment shall not be required.

         11.5 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and shall remain in full force and effect until this Agreement is terminated, all Facility L/Cs are cancelled or are fully collateralized with cash in accordance with Section 8 hereof and



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

all Obligations (including Facility L/C Obligations that are not fully collateralized with cash) are paid in full.

         11.6 PAYMENT OF EXPENSES AND TAXES. Borrower agrees:

                  (a) to pay or reimburse Agent and each Bank for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Notes, the Guaranty Agreement, the Facility L/Cs and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including without limitation the reasonable fees and disbursements of counsel to Agent and each Bank; and

                  (b) to pay or reimburse Agent and each Bank for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes, the Guaranty Agreement, the Facility L/Cs and any such other documents, including without limitation the reasonable fees and disbursements of counsel to Agent and each Bank.

         11.7 SUCCESSORS AND ASSIGNS; ASSIGNMENT.

                  (a) This Agreement shall be binding upon and inure to the benefit of Borrower, Agent and each Bank, all future holders of the Notes and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of all Banks, which consent may be withheld by any Bank in its sole discretion; and provided further that the rights of each Bank to transfer or assign its rights and/or obligations hereunder shall be limited as set forth below in part (b) of this subsection 11.7. Notwithstanding the above (including anything set forth in part (b) of this subsection 11.7), nothing herein shall restrict, prevent or prohibit any Bank from (A) pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank, (B) granting assignments in such Bank's Loans and/or Commitment hereunder to its parent company and/or to any affiliate of such Bank or to any existing Bank or affiliate thereof and (C) selling participations as set forth in subsection 11.4 hereof.

                  (b) In addition to the assignments permitted by subsection 11.7(a) hereof, each Bank may, with the prior written consent of the Borrower and the Agent (provided that no consent of the Borrower shall be required (i) during the existence and continuation of an Event of Default or (ii) with respect to the assignments in connection with the physical settlement of credit derivative transactions), which consent shall not be unreasonably withheld or delayed, assign all or a portion of its rights and obligations hereunder pursuant to an assignment agreement substantially in the form of EXHIBIT I attached hereto and made a part hereof (the "ASSIGNMENT AGREEMENT") to one or more Eligible Assignees; provided that (A) any such assignment shall be in a minimum aggregate amount of the lesser of (1) $5,000,000 or any larger amount which is an even multiple of $1,000,000 or (2) the remaining amount of the Commitment held by such Bank, and (B) each such assignment shall be of a constant, not varying, percentage of all of the assigning Bank's rights and obligations under the Commitment being assigned. Any assignment under this subsection 11.7(b) shall be effective upon satisfaction of the conditions set forth above and delivery to the Agent of a duly executed Assignment Agreement together with a transfer fee of $4,000 payable to the Agent for its own account. Upon the effectiveness of any such assignment, the assignee shall become a "Bank" for all purposes of this Agreement and the other documents contemplated hereby and, to the extent of such assignment, the assigning Bank shall be relieved of its obligations hereunder to the extent of the Loans and Commitment components being assigned. The Borrower agrees that upon notice of any such assignment and surrender of the appropriate Note, it will promptly provide to the assigning Bank and to the assignee separate promissory notes in the amount of their respective interests substantially in the form of the original Note (but with notation thereon that it is given in substitution for and replacement of the original Note or any replacement notes thereof).

                  By executing and delivering an Assignment Agreement in accordance with this subsection 11.7(b), the assigning Bank thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Bank warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and the assignee warrants that it is an Eligible Assignee; (ii) except as set forth in clause (i) above, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, any of the other documents contemplated hereby or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other documents contemplated hereby or any other instrument or document furnished pursuant hereto or thereto or the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under this Agreement, any of the other documents contemplated hereby or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment Agreement; (iv) such assignee confirms that it has received a copy of this Agreement, the other documents contemplated hereby and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment Agreement; (v) such assignee will independently and without reliance upon the Agent, such assigning Bank or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and other documents contemplated hereby;
(vi) such assignee appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under this Agreement or any other document contemplated thereby as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and
(vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement and the other documents contemplated hereby are required to be performed by it as a Bank.

         11.8 ADJUSTMENTS; SET-OFF.

                  (a) If any Bank (a "BENEFITED BANK") shall at any time receive any payment of all or part of its Loans or Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in paragraph (5) of Section 9 hereof, or otherwise) in a greater proportion than any such payment to any other Bank in respect of such other Bank's Loans or Reimbursement Obligations owing to it, or interest thereon, such benefited Bank shall purchase for cash from the other Banks such portion of each such other Bank's Loans or Reimbursement Obligations owing to it, as shall be necessary to cause such benefited Bank to share the excess payment or benefits of such collateral or proceeds ratably with each of the Banks; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower agrees that each Bank so purchasing a portion of another Bank's Loans or Reimbursement Obligations owing to it may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Bank were the direct holder of such portion.

                  (b) In addition to those rights and remedies of each Bank provided by law, subject to the terms and conditions of this Agreement, upon the occurrence of an Event of Default and acceleration of the Obligations, each Bank shall have the right, without prior notice to Borrower or Borrower's Subsidiaries, any such notice being expressly waived by Borrower and Borrower's Subsidiaries to the extent permitted by applicable law, to set-off and apply against any indebtedness, whether matured or unmatured, of Borrower to such Bank, any amount held by or owing from such Bank to or for the credit or the account of Borrower or Borrower's Subsidiaries at, or at any time after, the happening of any of the above-mentioned events, and the aforesaid right of set-off may be exercised by each Bank against Borrower and Borrower's Subsidiaries or against any trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, receiver, custodian or execution, judgment or attachment creditor of Borrower and Borrower's Subsidiaries, or against anyone else claiming through or against Borrower and Borrower's Subsidiaries or such trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, receiver, custodian or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Bank prior to the making, filing or issuance of, or service upon such Bank of, or of notice of, any such petition; assignment for the benefit of creditors; appointment or application for the appointment of a receiver; or issuance of execution, subpoena, order or warrant. Each Bank agrees promptly to notify Borrower and, if set-off is made against Borrower's Subsidiaries, Borrower's Subsidiaries after any such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application.

         11.9 WAIVER OF JURY TRIAL. EACH BANK AND BORROWER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THE AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THEM. NONE OF AGENT, ANY BANK OR BORROWER SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY OF AGENT, ANY BANK OR BORROWER

EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANKS TO PROVIDE THE COMMITMENT HEREUNDER.

         11.10 CONFIDENTIALITY. Agent and each Bank shall hold all confidential information obtained pursuant to the requirements of the Agreement which has been identified as such by Borrower in accordance with Agent's or such Bank's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure to its examiners, affiliates, outside auditors, counsel and other professional advisors in connection with the Agreement or as reasonably required by any bona fide Participant or assignee or prospective Participant or assignee in connection with any contemplated assignment thereof or participation therein or as required or requested by any governmental agency or representative thereof or pursuant to legal process. Without limiting the foregoing, it is expressly understood that such confidential information which, at the time of disclosure is in the public domain or which, after disclosure, other than disclosure by Agent or any Bank, becomes part of the public domain or information which is obtained by Agent or any Bank prior to the time of disclosure and identification by Borrower under this subsection, or information received by Agent or any Bank from a third party shall not be subject to the confidentiality requirements of this subsection 11.10. Nothing in this subsection or otherwise shall prohibit Agent or any Bank from disclosing any confidential information to any other Bank in connection with the Loans contemplated by this Agreement or render it liable in connection with any such disclosure.

         11.11 COUNTERPARTS; EFFECTIVE DATE. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement shall become effective upon the receipt by Agent and each Bank of executed counterparts of this Agreement by each of the parties hereto.

         11.12 GOVERNING LAW. This Agreement, the Notes and the rights and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with the internal laws (including ss.735ILCS 105/5-1 et seq., but otherwise without regard to principles of conflict of law) of the State of Illinois but giving effect to federal laws applicable to national banks.

         11.13 INTEGRATION. This Agreement (including Borrower's obligation to pay the fees as provided in the Agent's Fee Letter referred to herein) and the Loan Documents contain the entire agreement between the parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto.

         11.14 INDEMNITY. Borrower hereby agrees to defend, indemnify, and hold Agent, Arranger, each Issuing Bank and each Bank harmless from and against all claims, damages, judgments, penalties, costs, and expenses (including attorney fees and court costs now or hereafter arising from the aforesaid enforcement of this clause) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder except to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification. This indemnity shall survive the termination of this Agreement.

         11.15 SEVERABILITY OF PROVISIONS. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         11.16 SUBMISSION TO JURISDICTION. Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in The City of Chicago for purposes of all legal proceedings which may arise hereunder or under the Notes. Borrower irrevocably waives to the fullest extent permitted by law, any objection which it may have or hereafter have to the laying of the venue of any such proceeding brought in such a court, and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Borrower consents to process being served in any such proceeding by the mailing of a copy thereof by registered or certified mail, postage prepaid, to its address specified in subsection 11.2 hereof or in any other manner permitted by law.

         11.17 GOVERNMENTAL REGULATION. Anything contained in this Agreement to the contrary notwithstanding, no Bank shall be obligated to extend credit to Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         11.18 NO FIDUCIARY DUTY. The relationship between Borrower and Banks and Agent shall be solely that of borrower and lender. Neither Agent nor any Bank shall have any fiduciary responsibilities to Borrower. Neither Agent nor any Bank undertakes any responsibility to Borrower to review or inform the Borrower of any matter in connection with any phase of Borrower's business or operations.

         11.19 HEADINGS. The headings of the Sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

M/I SCHOTTENSTEIN HOMES, INC.

By       ________________________
         Robert H. Schottenstein
         Title: Vice Chairman, President and Assistant Secretary

BANKS
-----

BANK ONE, NA,
as Agent and as a Bank

By________________________
Name:________________________
Title:________________________

ADDRESS:
Bank One, NA
1 Bank One Plaza
14th Floor
Chicago, Illinois 60670
Attention: F. Patt Schiewitz
Facsimile: (312) 732-5939


THE HUNTINGTON NATIONAL BANK,
as Documentation Agent and as a Bank


By________________________
Geoffrey E. Mowery
Title: Vice President

ADDRESS:
41 South High Street
8th Floor
Columbus, Ohio 43215
Attention: Geoffrey E. Mowery
Facsimile: (614) 480-5791

U.S. BANK, N.A. (formerly known as
Firstar Bank, N.A.), as Co-Agent and as a Bank

By________________________
Roger W. Reeves
Title: Vice President

ADDRESS:
--------
U.S. Bank, N.A.
175 South Third Street, 4th Floor
Columbus, Ohio 43215
Attention: Roger W. Reeves
Facsimile: (614) 232-8033


NATIONAL CITY BANK,
as Co-Agent and as a Bank

By________________________
Mitch Billy
Title: Vice President

ADDRESS:
155 East Broad Street 3rd Floor
Columbus, Ohio 43215
Attention: Mitch Billy
Facsimile: (614) 463-7233


AMSOUTH BANK,
as Co-Agent and as a Bank

By______________________________
Ronny Hudspeth
Title: Senior Vice President

ADDRESS:
Sonat Building, 10th Floor
Residential Construction Lending
1900 Fifth Avenue North
P.O. Box 11007
Birmingham, Alabama 35203
Attention: Ronny Hudspeth
Facsimile: (205) 326-4075

SUNTRUST BANK,
as Co-Agent and as a Bank

By________________________
Donald L. Gaudette, Jr.
Title: Director

ADDRESS:
SunTrust Bank
Mail Code 1931
303 Peachtree Street, N.E.
3rd Floor
Atlanta, Georgia 30308
Attention: Donald L. Gaudette, Jr.
Facsimile: (404) 827-6270




COMERICA BANK


By______________________________
Charles L. Weddell
Title: Vice President

ADDRESS:
500 Woodward Avenue
MC: 3256 7th Floor
Detroit, Michigan 48226
Attention: Charles L. Weddell
Facsimile: (313) 222-9295


FIFTH THIRD BANK, CENTRAL OHIO


By______________________________
John Beardslee
Title: Vice President

ADDRESS:
21 East State Street
Columbus, Ohio 43215
Attention: John Beardslee
Facsimile: (614) 341-2606

PNC BANK, NATIONAL ASSOCIATION


By______________________________
James A. Harmann
Title: Vice President

ADDRESS:
PNC Bank, National Association
Real Estate Finance - 2nd Floor
201 East Fifth Street
Cincinnati, Ohio 45202
Attention: James A. Harmann
Facsimile: (513) 651-8931


WASHINGTON MUTUAL BANK, FA


By______________________________
Kris Klinger
Title:  Vice President

ADDRESS:
--------
Washington Mutual Bank, FA
5950 La Place Ct., Suite 205
Carlsbad, CA  92008
Attention: Kris Klinger
Facsimile: (760) 804-8590


FLEET NATIONAL BANK


By______________________________
Daniel L. Silbert
Title: Director

ADDRESS:
Fleet National Bank
115 Perimeter Center Place
Suite 500
Atlanta, Georgia 30346
Attention: Daniel L. Silbert
Facsimile: (770) 390-8434

GUARANTY BANK


By______________________________

Title:__________________________

ADDRESS:
Guaranty Bank
8333 Douglas Avenue
Dallas, TX  75225
Attention: Randy Reid
Facsimile: (214) 360-1661

                                   SCHEDULE 1

                                   COMMITMENTS
                                   -----------

                                          COMMITMENT           RATABLE SHARE
                                          ----------           -------------

Bank One, NA                              $  47,500,000          15.079365079%

The Huntington National Bank              $  45,000,000          14.285714286%

U.S. Bank, N.A.                           $  35,000,000          11.111111111%

National City Bank                        $  27,500,000           8.730158730%

AmSouth Bank                              $  25,000,000           7.936507937%

SunTrust Bank                             $  25,000,000           7.936507937%

Comerica Bank                             $  20,000,000           6.349206349%

Fifth Third Bank, Central Ohio            $  20,000,000           6.349206349%

PNC Bank, National Association            $  20,000,000           6.349206349%

Washington Mutual Bank, FA                $  20,000,000           6.349206349%

Fleet National Bank                       $  15,000,000           4.761904762%

Guaranty Bank                             $  15,000,000           4.761904762%
                                          -------------        ----------------
Total                                     $ 315,000,000         100.0%

                                   SCHEDULE 2

                                  EXISTING L/CS
                                  -------------

                                                            M/I SCHOTTENSTEIN HOMES, INC.
                                                            OUTSTANDING LETTERS OF CREDIT                   ISSUING BANKS
                                                                                                -----------------------------------
                                                                   March 05, 2002                           BO = BANK ONE
L = PERFORMANCE LC's                                                                                        ST = SUN TRUST

     DATE OF      LETTER OF
        LC        CREDIT #     DIVISION          BENEFICIARY                             REFERENCE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 02-06-98       STI02664       LAND COLUMBUS     DELAWARE CNTY COMM                      LAKES OF POWELL SECTION 2
------------------------------------------------------------------------------------------------------------------------------------
 06-01-98       STI10002       LAND COLUMBUS     CITY OF COLUMBUS                        FIELDS AT NEW ALBANY SEC 1
------------------------------------------------------------------------------------------------------------------------------------
 10-05-98       STI10921       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 ARBOR LAKES   1B
------------------------------------------------------------------------------------------------------------------------------------
 03-08-99       STI13125       CHARLOTTE         THE CROSLAND GROUP INC                  WITHERS GROVE
------------------------------------------------------------------------------------------------------------------------------------
 08-06-99       STI14136       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 ARBOR LAKES   3B
------------------------------------------------------------------------------------------------------------------------------------
 09-03-99       STI14351       LAND VIRGINIA     SANDLER AT BEACON HILL, LLC             BEACON HILL
------------------------------------------------------------------------------------------------------------------------------------
 09-15-99       STI14415       LAND HORIZON      CITY OF COLUMBUS                        ASBURY RIDGE OF NEW ALBANY SEC 1
------------------------------------------------------------------------------------------------------------------------------------
 09-27-99       STI14507       LAND HORIZON      CITY OF COLUMBUS                        KENSINGTON GLEN SECTION 1
------------------------------------------------------------------------------------------------------------------------------------
 10-08-99       STI14589       LAND SHOWCASE     DAVIS & SON, INC.                       WILLOW SPRINGS
------------------------------------------------------------------------------------------------------------------------------------
 02-17-00       STI15388       LAND CHARLOTTE    MECKLENBURG COUNTY                      SOUTH WINDSOR
------------------------------------------------------------------------------------------------------------------------------------
 03-13-00       STI15536       WEST PALM         NAVON,KOPELMAN,O'DONNEL                 HAMILTON BAY
------------------------------------------------------------------------------------------------------------------------------------
 03-17-00       STI15561       LAND COLUMBUS     VILLAGE OF POWELL                       LAKES OF POWELL SECTION 5
------------------------------------------------------------------------------------------------------------------------------------
 03-29-00       STI15641       LAND COLUMBUS     DELAWARE CNTY COMM                      LAKES OF POWELL  OFFSITE FORCEMAIN
------------------------------------------------------------------------------------------------------------------------------------
 03-31-00       STI15663       LAND COLUMBUS     CITY OF COLUMBUS                        PRESERVE  SECTION 5  PART 2
------------------------------------------------------------------------------------------------------------------------------------
 03-31-00       STI15664       CHARLOTTE         RANDY HUMPHREY & ASSOC                  ROCKY MEADOWS
------------------------------------------------------------------------------------------------------------------------------------
 04-20-00       STI15774       LAND HORIZON      CITY OF COLUMBUS                        KENSINGTON GLEN SECTION 3  PART 2
------------------------------------------------------------------------------------------------------------------------------------
 04-20-00       STI15775       LAND HORIZON      CITY OF COLUMBUS                        KENSINGTON GLEN SECTION 3  PART 1
------------------------------------------------------------------------------------------------------------------------------------
 06-19-00       STI16077       LAND HORIZON      CITY OF COLUMBUS                        EDGEWATER SECTION 1
------------------------------------------------------------------------------------------------------------------------------------
 07-19-00       STI16257       LAND RALEIGH      DURHAM COUNTY, NC                       AUBURN HILLS
------------------------------------------------------------------------------------------------------------------------------------
 07-24-00       STI16294       LAND HORIZON      CITY OF COLUMBUS                        ASBURY RIDGE  SECTION 2  PART 2
------------------------------------------------------------------------------------------------------------------------------------
 09-08-00       STI16569       LAND SHOWCASE     DELAWARE CNTY COMM                      BRYN MAWR AT DELAWARE   # 2 -2
------------------------------------------------------------------------------------------------------------------------------------
 09-12-00       STI16583       LAND COLUMBUS     RICHARD & ELAINE VALENTINE              HYLAND CROY ROAD
------------------------------------------------------------------------------------------------------------------------------------
 10-03-00       STI16703       LAND PHOENIX      SONORAN CREST HOA                       SONORAN CREST PHASE 2
------------------------------------------------------------------------------------------------------------------------------------
 10-04-00       STI16710       LAND SHOWCASE     CITY OF DUBLIN                          BELVEDERE SECTION 1
------------------------------------------------------------------------------------------------------------------------------------
 10-16-00    *  STI16781       LAND TAMPA        PASCO COUNTY COMMISSIONERS              PARKER POINTE  PHASE 2 A
------------------------------------------------------------------------------------------------------------------------------------
 12-06-00       STI17051       INDIANAPOLIS      PLATINUM PROPERTIES                     MILL GROVE
------------------------------------------------------------------------------------------------------------------------------------
 01-05-01       STI17206       LAND COLUMBUS     DAVIS & SON, INC.                       WESTPOINT
------------------------------------------------------------------------------------------------------------------------------------
 01-19-01    *  STI17307       PHOENIX           RAY & DONNA MOBILLA                     WINDY WALK LOT # 126
------------------------------------------------------------------------------------------------------------------------------------
 01-19-01       STI17308       PHOENIX           ROBERTO & JOANNE CAPODIECI              TROON NORTH  LOT # 129
------------------------------------------------------------------------------------------------------------------------------------
 03-22-01       STI17623       LAND PHOENIX      TOWN OF CAVE CREEK                      CANYON RIDGE ESTATES
------------------------------------------------------------------------------------------------------------------------------------
 03-22-01       STI17630       LAND ORLANDO      WINDERWEEDLE,HAINES,WARD                BURKE PROPERTY
------------------------------------------------------------------------------------------------------------------------------------
 04-18-01       STI17739       LAND CINCINNATI   THE BRYCO COMPANY
------------------------------------------------------------------------------------------------------------------------------------
 05-03-01    *  STI17817       LAND VIRGINIA     VIRGINIA DEPT OF TRANS                  CASCADES SECTIONS  18 B & 18 D
------------------------------------------------------------------------------------------------------------------------------------
 05-09-01       STI17841       TAMPA             BRICKLEMYER,SMOLKER & BOLVES            SADDLEBROOK
------------------------------------------------------------------------------------------------------------------------------------
 05-30-01       STI17932       INDIANAPOLIS      BROOKSTONE PARK OF CARMEL               BROOKSTONE PARK OF CARMEL
------------------------------------------------------------------------------------------------------------------------------------
 06-08-01       STI17978       LAND WEST PALM    STRAWN MONAGHAN & COHEN                 BETHESDA
------------------------------------------------------------------------------------------------------------------------------------
 06-13-01    *  STI18011       LAND RALEIGH      TOWN OF CHAPEL HILL                     PARKSIDE  PHASE II
------------------------------------------------------------------------------------------------------------------------------------
 06-18-01    *  STI18026       LAND VIRGINIA     VIRGINIA DEPT OF TRANS                  CASCADES SECTIONS  18 B & 18 D
------------------------------------------------------------------------------------------------------------------------------------
 06-26-01       STI18048       LAND COLUMBUS     NEW ALBANY LINKS DEVEL CO               NEW ALBANY LINKS
------------------------------------------------------------------------------------------------------------------------------------

 07-03-01       STI18098       CHARLOTTE         STARWOOD CAROLINA, LLC                  WEDDINGTON PLACE
------------------------------------------------------------------------------------------------------------------------------------
 08-08-01       STI18256       CHARLOTTE         CARRINGTON RIDGE  LLC                   CARRINGTON RIDGE
------------------------------------------------------------------------------------------------------------------------------------
 08-14-01    *  STI18288       LAND VIRGINIA     BD OF SUPERV OF FAIRFAX CNTY            LUPO PROPERTY
------------------------------------------------------------------------------------------------------------------------------------
 08-15-01       STI18306       LAND HORIZON      FREDERICK & SARA COCKRELL               COVINGTON MEADOWS
------------------------------------------------------------------------------------------------------------------------------------
 08-15-01       STI18307       LAND HORIZON      GARFIELD FRITSCHE TRUST                 COVINGTON MEADOWS
------------------------------------------------------------------------------------------------------------------------------------
 08-15-01       STI18308       LAND HORIZON      JOHN PEYTON                             COVINGTON MEADOWS
------------------------------------------------------------------------------------------------------------------------------------
 08-16-01       STI18309       LAND HORIZON      WILLIAM & SUSAN FINNERAN                FINNERAN & SPANNER
------------------------------------------------------------------------------------------------------------------------------------
 08-15-01       STI18310       LAND HORIZON      CLAY & DORIS RAMMELSBERG                COVINGTON MEADOWS
------------------------------------------------------------------------------------------------------------------------------------
 08-15-01       STI18311       LAND HORIZON      MARY ALICE LUKENS                       COVINGTON MEADOWS
------------------------------------------------------------------------------------------------------------------------------------
 08-15-01       STI18312       LAND HORIZON      CARL & BEULAH FRITSCHE                  COVINGTON MEADOWS
------------------------------------------------------------------------------------------------------------------------------------
 08-16-01       STI18314       LAND HORIZON      CARL & BEULAH FRITSCHE                  COVINGTON MEADOWS
------------------------------------------------------------------------------------------------------------------------------------
 08-16-01    *  STI18315       PHOENIX           JAY SAFTCHICK                           LEGEND TRAIL LOT # 76
------------------------------------------------------------------------------------------------------------------------------------
 09-06-01       STI18410       LAND COLUMBUS     CITY OF DUBLIN                          WESTBURY  SECTION 6  PHASE 2
------------------------------------------------------------------------------------------------------------------------------------


     M/I SCHOTTENSTEIN HOMES, INC.
     OUTSTANDING LETTERS OF CREDIT                     ISSUING BANKS
                                             -----------------------------------
           March 05, 2002                              BO = BANK ONE
                                                       ST = SUN TRUST
L = PERFORMANCE LC's

             LOC           EXPIRY
           AMOUNT           DATE
--------------------------------------

--------------------------------------
        $10,000.00 BO     07-31-03
--------------------------------------
       $112,406.70 BO     04-30-02
--------------------------------------
        $33,940.00 BO     09-14-02
--------------------------------------
        $80,000.00 BO     04-04-02
--------------------------------------
        $38,440.00 BO     10-14-02
--------------------------------------
       $475,000.00 BO     09-07-02
--------------------------------------
        $61,128.20 BO     03-31-02
--------------------------------------
        $52,486.50 BO     03-31-02
--------------------------------------
        $25,000.00 BO     06-30-02
--------------------------------------
       $167,410.00 BO     08-18-02
--------------------------------------
       $362,250.00 BO     01-31-03
--------------------------------------
        $44,481.10 BO     03-31-02
--------------------------------------
         $6,372.80 BO     03-31-02
--------------------------------------
       $160,105.50 BO     06-30-02
--------------------------------------
       $150,000.00 BO     04-01-02
--------------------------------------
       $266,231.00 BO     04-30-02
--------------------------------------
        $50,550.00 BO     04-30-02
--------------------------------------
       $108,238.40 BO     03-31-02
--------------------------------------
        $26,935.00 BO     07-20-02
--------------------------------------
       $658,158.00 BO     07-31-02
--------------------------------------
         $7,042.57 BO     09-30-06
--------------------------------------
        $20,000.00 BO     03-31-02
--------------------------------------
     $1,590,000.00 BO     06-30-03
--------------------------------------
         $8,400.00 BO     06-30-02
--------------------------------------
        $43,757.03 BO     05-16-02
--------------------------------------
       $100,000.00 BO     12-14-02
--------------------------------------
        $25,000.00 BO     07-31-02
--------------------------------------
       $325,000.00 BO     01-04-03
--------------------------------------
       $150,000.00 BO     08-21-02
--------------------------------------
       $803,495.00 BO     09-22-02
--------------------------------------
        $10,000.00 BO     03-31-02
--------------------------------------
        $20,000.00 BO     04-17-02
--------------------------------------
         $9,000.00 BO     05-01-02
--------------------------------------
        $44,000.00 BO     05-01-02
--------------------------------------
       $100,000.00 BO     05-31-02
--------------------------------------
        $90,000.00 BO     06-08-02
--------------------------------------
     $1,076,942.00 BO     06-18-02
--------------------------------------
         $9,000.00 BO     05-01-02
--------------------------------------
       $736,000.00 BO     06-27-02
--------------------------------------

       $250,000.00 BO     06-29-02
--------------------------------------
       $250,000.00 BO     07-30-02
--------------------------------------
        $20,000.00 BO     07-30-02
--------------------------------------
        $51,801.09 BO     08-16-02
--------------------------------------
       $118,013.44 BO     08-16-02
--------------------------------------
       $236,453.44 BO     08-16-02
--------------------------------------
        $25,000.00 BO     08-17-02
--------------------------------------
        $51,801.10 BO     08-16-02
--------------------------------------
        $51,801.09 BO     08-16-02
--------------------------------------
        $79,292.07 BO     08-16-02
--------------------------------------
        $51,801.09 BO     08-16-02
--------------------------------------
       $119,000.00 BO     05-24-03
--------------------------------------
        $10,700.00 BO     09-30-02
--------------------------------------


                                                            M/I SCHOTTENSTEIN HOMES, INC.
                                                            OUTSTANDING LETTERS OF CREDIT                   ISSUING BANKS
                                                                                                -----------------------------------
                                                                   March 05, 2002                           BO = BANK ONE
L = PERFORMANCE LC's                                                                                        ST = SUN TRUST

     DATE OF      LETTER OF
        LC        CREDIT #     DIVISION          BENEFICIARY                             REFERENCE
------------------------------------------------------------------------------------------------------------------------------------
 09-13-01       STI18451       LAND COLUMBUS     CITY OF POWELL                          LAKES OF POWELL  SECTION 6  PART 2
------------------------------------------------------------------------------------------------------------------------------------
 09-13-01       STI18454       LAND HORIZON      CITY OF COLUMBUS                        PRESTWICK GREEN  SECTION 2  PART 2
------------------------------------------------------------------------------------------------------------------------------------
 09-13-01       STI18455       LAND HORIZON      CITY OF COLUMBUS                        PRESTWICK GREEN  SECTION 2  PART 1
------------------------------------------------------------------------------------------------------------------------------------
 09-17-01       STI18473       ORLANDO           WINDERWEEDLE,HAINES,WARD                WEKIVA POINTE
------------------------------------------------------------------------------------------------------------------------------------
 09-18-01       STI18479       LAND RALEIGH      AUBURN OWNERS ASSOCIATES                AUBURN REC FACILITIES
------------------------------------------------------------------------------------------------------------------------------------
 09-20-01    *  STI18490       LAND CINCINNATI   BRANDYWINE, LLC                         BRANDYWINE
------------------------------------------------------------------------------------------------------------------------------------
 09-20-01       STI18491       LAND RALEIGH      S.A.M. DEVELOPMENT COMPANY              NEW HOPE
------------------------------------------------------------------------------------------------------------------------------------

 09-20-01       STI18492       LAND RALEIGH      TRIPLE CREEK ASSOCIATES, LLC            VALLEY STREAM PARK
------------------------------------------------------------------------------------------------------------------------------------

 09-21-01       STI18501       TAMPA             ADAM SMITH ENTERPRISES, INC             FOXWOOD
------------------------------------------------------------------------------------------------------------------------------------
 09-21-01       STI18503       LAND VIRGINIA     VIRGINIA DEPT OF TRANS                  CASCADES SECTIONS  18 B & 18 D
------------------------------------------------------------------------------------------------------------------------------------

 09-27-01       STI18529       LAND COLUMBUS     EDWARDS GOLF COMMUNITIES, LLC           DUBLIN GOLF
------------------------------------------------------------------------------------------------------------------------------------
 10-01-01       STI18542       LAND COLUMBUS     CITY OF POWELL                          LAKES OF POWELL  SECTION 6  PART 1
------------------------------------------------------------------------------------------------------------------------------------
 10-12-01       STI18580       ORLANDO           WINDERWEEDLE,HAINES,WARD                WEKIVA POINTE
------------------------------------------------------------------------------------------------------------------------------------
 10-16-01       STI18597       LAND HORIZON      CITY OF COLUMBUS                        EDGEWATER SECTION 3
------------------------------------------------------------------------------------------------------------------------------------
 10-18-01       STI18614       LAND WEST PALM    BROAD AND CASSEL                        GABLES
------------------------------------------------------------------------------------------------------------------------------------
 10-19-01       STI18619       LAND SHOWCASE     CITY OF DUBLIN                          BELVEDERE SECTION 2
------------------------------------------------------------------------------------------------------------------------------------
 10-24-01       STI18633       HORIZON           WILLIAM C KRANER                        POTTERS GROVE
------------------------------------------------------------------------------------------------------------------------------------
 10-25-01       STI18636       SHOWCASE          EDWARDS GOLF COMMUNITIES, LLC           DUBLIN GOLF
------------------------------------------------------------------------------------------------------------------------------------
 10-30-01       STI18658       LAND COLUMBUS     CITY OF COLUMBUS                        QUARRY POINTE  SECTION 2  PART 1
------------------------------------------------------------------------------------------------------------------------------------
 10-30-01       STI18659       LAND COLUMBUS     CITY OF COLUMBUS                        QUARRY POINTE  SECTION 2  PART 2
------------------------------------------------------------------------------------------------------------------------------------
 11-13-01       STI18724       LAND TAMPA        BRICKLEMYER,SMOLKER & BOLVES            WILDERNESS PRESERVE
------------------------------------------------------------------------------------------------------------------------------------
 11-14-01       STI18726       LAND TAMPA        U.S. HOME CORPORATION                   SUMMERFIELD TRACT # 17
------------------------------------------------------------------------------------------------------------------------------------
 11-20-01       STI18766       LAND ORLANDO      WINDERWEEDLE,HAINES,WARD                BURKE PROPERTY
------------------------------------------------------------------------------------------------------------------------------------
 12-13-01       STI18853       LAND HORIZON      CITY OF DELAWARE                        LANTERN CHASE  SECTION 3
------------------------------------------------------------------------------------------------------------------------------------
 12-13-01       STI18854       LAND RALEIGH      TOWN OF CHAPEL HILL                     PARKSIDE  PHASE II
------------------------------------------------------------------------------------------------------------------------------------

 12-13-01       STI18855       VIRGINIA          ADC BUILDERS, INC                       SPRING LAKES
------------------------------------------------------------------------------------------------------------------------------------
 01-07-02       STI18962       LAND COLUMBUS     DELAWARE CNTY COMM                      GOLF VILLAGE PHASE 9-2 PART B
------------------------------------------------------------------------------------------------------------------------------------
 01-07-02       STI18963       LAND SHOWCASE     DELAWARE CNTY COMM                      HARBOR POINTE SECT 2 PHASE 1
------------------------------------------------------------------------------------------------------------------------------------
 01-07-02       STI18964       LAND COLUMBUS     DELAWARE CNTY COMM                      GOLF VILLAGE PHASE 9-2 PART A
------------------------------------------------------------------------------------------------------------------------------------
 01-11-02       STI18987       LAND COLUMBUS     DELAWARE CNTY COMM                      OAKS @ HIGHLAND LAKES PHASE 1
------------------------------------------------------------------------------------------------------------------------------------
 01-11-02       STI18988       LAND COLUMBUS     DELAWARE CNTY COMM                      VILLAGES @ ALUM CREEK SECTION 5
------------------------------------------------------------------------------------------------------------------------------------
 01-25-02       STI19063       LAND RALEIGH      WESTGAGE DURHAM LLC                     45 ACRES ON LUMLEY ROAD
------------------------------------------------------------------------------------------------------------------------------------
 02-04-02       STI19107       LAND COLUMBUS     JEFFERSON TOWNSHIP                      BLACKLICK RIDGE SEC 3 PT 2
------------------------------------------------------------------------------------------------------------------------------------
 02-04-02       STI19108       LAND COLUMBUS     JEFFERSON TOWNSHIP                      BLACKLICK RIDGE SEC 3 PT 1
------------------------------------------------------------------------------------------------------------------------------------
 02-28-02       STI19224       LAND COLUMBUS     LAKEWOOD                                WILGUS E. AND DEBRA J. BIAGNINI
------------------------------------------------------------------------------------------------------------------------------------
 02-28-02       STI19225       LAND COLUMBUS     LAKEWOOD                                TIMOTHY R. AND RUTH E. SAYRE
------------------------------------------------------------------------------------------------------------------------------------

 02-28-02       STI19226       LAND COLUMBUS     LAKEWOOD                                THOMAS M. AND JULIE J. WUERTZ
------------------------------------------------------------------------------------------------------------------------------------
 02-28-02       STI19227       LAND COLUMBUS     LAKEWOOD                                DANIEL K. AND VIRGINIA M. MCCLINCY
------------------------------------------------------------------------------------------------------------------------------------
 02-28-02       STI19228       LAND COLUMBUS     LAKEWOOD                                DENNIS G. AND BRENDA K. PAYNE
------------------------------------------------------------------------------------------------------------------------------------
 02-28-02       STI19229       LAND COLUMBUS     LAKEWOOD                                JAMES M. AND SHARON L. JONES
------------------------------------------------------------------------------------------------------------------------------------
 02-28-02       STI19230       LAND COLUMBUS     LAKEWOOD                                STEVEN J. AND JULIE D. ANZALONE
------------------------------------------------------------------------------------------------------------------------------------
 02-28-02       STI19231       LAND COLUMBUS     LAKEWOOD                                ELIZABETH L. JONES
------------------------------------------------------------------------------------------------------------------------------------
 02-28-02       STI19232       LAND HORIZON      JAL REALTY                              JAL REALTY
------------------------------------------------------------------------------------------------------------------------------------
 06-29-94       STR01332       LAND VIRGINIA     BD OF SUPERV OF FAIRFAX CNTY            FRANKLIN CORNERS
------------------------------------------------------------------------------------------------------------------------------------
 01-19-95       STR01539       LAND VIRGINIA     BD OF SUPERV OF FAIRFAX CNTY            SHIRLEY GATE
------------------------------------------------------------------------------------------------------------------------------------
 02-22-95       STR01572       LAND MARYLAND     DEVELOPMENT GUARANTY GROUP              WILLOWS (FOR PREMIER HOMES)
------------------------------------------------------------------------------------------------------------------------------------
 06-30-95       STR01657       LAND VIRGINIA     FIRST UNION OF VIRGINIA                 PL 1992 LC's
------------------------------------------------------------------------------------------------------------------------------------
 06-19-97       STR02414       LAND VIRGINIA     BD OF CNTY SUPER OF PRINCE              NEWPORT ESTATES 5C
------------------------------------------------------------------------------------------------------------------------------------
 07-22-97       STR02447       LAND INDY         CITY OF INDIANAPOLIS                    WOOD CREEK SEC 1 - STREETS
------------------------------------------------------------------------------------------------------------------------------------
 07-22-97       STR02449       LAND INDY         CITY OF INDIANAPOLIS                    WOOD CREEK SEC 1 - INT SIDEWALKS
------------------------------------------------------------------------------------------------------------------------------------
 07-22-97       STR02450       LAND INDY         CITY OF INDIANAPOLIS                    WOOD CREEK SEC 1 - ERISION CONTROL
------------------------------------------------------------------------------------------------------------------------------------
 07-22-97       STR02451       LAND INDY         CITY OF INDIANAPOLIS                    WOOD CREEK SEC 1 - STREET SIGNS
------------------------------------------------------------------------------------------------------------------------------------

              M/I SCHOTTENSTEIN HOMES, INC.
              OUTSTANDING LETTERS OF CREDIT               ISSUING BANKS
                                                  -----------------------------
                     March 05, 2002                       BO = BANK ONE
L = PERFORMANCE LC's                                      ST = SUN TRUST

              LOC           EXPIRY
            AMOUNT           DATE
---------------------------------------
         $16,821.00 BO     02-28-03
---------------------------------------
        $253,307.00 BO     09-30-02
---------------------------------------
        $489,537.00 BO     09-30-02
---------------------------------------
         $10,000.00 BO     06-30-02
---------------------------------------
         $83,000.00 BO     08-31-02
---------------------------------------
         $10,000.00 BO     09-21-02
---------------------------------------
         $25,000.00 BO     09-15-02
---------------------------------------

         $40,000.00 BO     09-15-02
---------------------------------------

        $100,000.00 BO     09-19-02
---------------------------------------
          $9,000.00 BO     05-01-02
---------------------------------------

         $55,000.00 BO     07-31-02
---------------------------------------
         $29,181.10 BO     09-30-02
---------------------------------------
         $45,000.00 BO     06-30-02
---------------------------------------
        $538,732.00 BO     10-31-02
---------------------------------------
        $525,000.00 BO     06-15-02
---------------------------------------
         $93,000.00 BO     01-31-03
---------------------------------------
         $50,000.00 BO     10-18-02
---------------------------------------
        $108,104.00 BO     09-30-02
---------------------------------------
        $311,116.00 BO     10-31-02
---------------------------------------
        $281,179.00 BO     10-31-02
---------------------------------------
         $54,000.00 BO     11-08-02
---------------------------------------
         $50,000.00 BO     03-31-03
---------------------------------------
         $15,000.00 BO     12-01-02
---------------------------------------
        $144,472.06 BO     12-31-03
---------------------------------------
         $54,062.50 BO     06-18-02
---------------------------------------

        $250,000.00 BO     10-31-02
---------------------------------------
         $84,382.00 BO     01-31-03
---------------------------------------
          $5,000.00 BO     01-31-03
---------------------------------------
         $68,940.00 BO     01-31-03
---------------------------------------
          $8,050.00 BO     05-31-02
---------------------------------------
          $8,650.00 BO     05-31-02
---------------------------------------
         $50,000.00 BO     04-01-02
---------------------------------------
         $10,000.00 BO     02-28-03
---------------------------------------
         $10,000.00 BO     02-28-03
---------------------------------------
          $5,000.00 BO     03-11-03
---------------------------------------
          $5,000.00 BO     03-11-03
---------------------------------------

          $5,000.00 BO     03-11-03
---------------------------------------
          $5,000.00 BO     03-11-03
---------------------------------------
          $5,000.00 BO     03-11-03
---------------------------------------
          $5,000.00 BO     03-11-03
---------------------------------------
          $5,000.00 BO     03-11-03
---------------------------------------
          $5,000.00 BO     03-11-03
---------------------------------------
         $50,000.00 BO     09-17-02
---------------------------------------
        $141,000.00 BO     07-26-02
---------------------------------------
        $106,000.00 BO     10-16-02
---------------------------------------
        $100,000.00 BO     02-19-03
---------------------------------------
        $295,680.00 BO     06-13-02
---------------------------------------
         $76,505.35 BO     06-20-02
---------------------------------------
         $80,021.00 BO     07-31-02
---------------------------------------
         $21,240.00 BO     07-31-02
---------------------------------------
         $14,300.00 BO     07-31-02
---------------------------------------
          $2,100.00 BO     07-31-02
---------------------------------------


                                                            M/I SCHOTTENSTEIN HOMES, INC.
                                                            OUTSTANDING LETTERS OF CREDIT                   ISSUING BANKS
                                                                                                -----------------------------------
                                                                   March 05, 2002                           BO = BANK ONE
L = PERFORMANCE LC's                                                                                        ST = SUN TRUST

     DATE OF      LETTER OF
        LC        CREDIT #     DIVISION          BENEFICIARY                             REFERENCE
------------------------------------------------------------------------------------------------------------------------------------
 07-22-97       STR02452       LAND INDY         CITY OF INDIANAPOLIS                    WOOD CREEK SEC 1 - PER SIDEWALKS
------------------------------------------------------------------------------------------------------------------------------------
 07-24-97       STR02458       LAND INDY         CITY OF INDIANAPOLIS                    SPRING LAKE
------------------------------------------------------------------------------------------------------------------------------------
 07-24-97       STR02459       LAND INDY         CITY OF INDIANAPOLIS                    SPRING LAKE
------------------------------------------------------------------------------------------------------------------------------------
 08-28-97       STR02504       LAND CINCINNATI   WARREN CO COMMISSIONERS                 LANDING AT WILLOW PONDS PHASE 1
------------------------------------------------------------------------------------------------------------------------------------
 08-28-97       STR02505       LAND CINCINNATI   WARREN CO COMMISSIONERS                 LANDING AT WILLOW PONDS PHASE 1
------------------------------------------------------------------------------------------------------------------------------------
 08-28-97    *  STR02506       LAND CINCINNATI   WARREN COUNTY COMM                      WILLOW POND PHASE 1
------------------------------------------------------------------------------------------------------------------------------------
 08-28-97       STR02507       LAND CINCINNATI   WARREN CO COMMISSIONERS                 WILLOW POND BLVD
------------------------------------------------------------------------------------------------------------------------------------
 08-28-97       STR02508       LAND CINCINNATI   WARREN CO COMMISSIONERS                 WILLOW POND BLVD
------------------------------------------------------------------------------------------------------------------------------------
 08-28-97    *  STR02509       LAND CINCINNATI   WARREN COUNTY COMM                      WILLOW POND BLVD
------------------------------------------------------------------------------------------------------------------------------------
 04-06-98       STR02734       LAND INDY         CITY OF INDIANAPOLIS                    WOOD CREEK SEC 2 - STREETS
------------------------------------------------------------------------------------------------------------------------------------
 04-06-98       STR02735       LAND INDY         CITY OF INDIANAPOLIS                    WOOD CREEK SEC 2 - STORM SEWER
------------------------------------------------------------------------------------------------------------------------------------
 04-06-98       STR02736       LAND INDY         CITY OF INDIANAPOLIS                    WOOD CREEK SEC 2 - INT SIDEWALKS
------------------------------------------------------------------------------------------------------------------------------------
 04-06-98       STR02737       LAND INDY         CITY OF INDIANAPOLIS                    WOOD CREEK SEC 2 - ERISION CONTROL
------------------------------------------------------------------------------------------------------------------------------------

 04-06-98       STR02738       LAND INDY         CITY OF INDIANAPOLIS                    WOOD CREEK SEC 2 - STREET SIGNS
------------------------------------------------------------------------------------------------------------------------------------

 06-19-98       STR10141       LAND CINCINNATI   WARREN COUNTY COMM                      WILLOW POND SEC 2 - STREETS
------------------------------------------------------------------------------------------------------------------------------------

 06-19-98       STR10142       LAND CINCINNATI   WARREN COUNTY COMM                      WILLOW POND SEC 2 - SIDEWALKS
------------------------------------------------------------------------------------------------------------------------------------
 12-22-98       STR12514       LAND VIRGINIA     BD OF CNTY SUPER OF PRINCE              PIEDMONT SECTION 1
------------------------------------------------------------------------------------------------------------------------------------
 04-01-99       STR13266       LAND VIRGINIA     BD OF CNTY SUPER OF PRINCE              PIEDMONT SECTION 5
------------------------------------------------------------------------------------------------------------------------------------

 04-14-99       STR13353       LAND VIRGINIA     BD OF CNTY SUPER OF PRINCE              PIEDMONT SECTION 3
------------------------------------------------------------------------------------------------------------------------------------
 09-20-99       STR14447       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 MEADOWCREEK  "K"  1-C
------------------------------------------------------------------------------------------------------------------------------------

 02-25-00       STR15435       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 ARBOR LAKES PHASE 4
------------------------------------------------------------------------------------------------------------------------------------

 02-25-00       STR15437       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 ARBOR LAKES PHASE 4
------------------------------------------------------------------------------------------------------------------------------------
 04-07-00       STR15704       LAND VIRGINIA     BD OF CNTY SUPER OF PRINCE              PRINCE WILLIAM COM  PH 2  SEC 8
------------------------------------------------------------------------------------------------------------------------------------
 04-07-00       STR15705       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 CREEKWOOD  "K"  PHASE 1 B
------------------------------------------------------------------------------------------------------------------------------------
 04-20-00       STR15777       LAND VIRGINIA     BD OF CNTY SUPER OF PRINCE              PRINCE WILLIAM COM  PH 2  SEC 8
------------------------------------------------------------------------------------------------------------------------------------
 11-03-00       STR16891       CORPORATE         OLD REPUBLIC INSURANCE                  INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
 11-08-00       STR16915       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 CROSS CREEK  PARCEL K  1D
------------------------------------------------------------------------------------------------------------------------------------
 01-19-01       STR17304       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 CROSS CREEK  PARCEL K  PHASE 2A
------------------------------------------------------------------------------------------------------------------------------------
 01-19-01       STR17305       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 CROSS CREEK  PARCEL K  PHASE 2A
------------------------------------------------------------------------------------------------------------------------------------
 01-19-01       STR17306       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 CROSS CREEK  PARCEL K  PHASE 2A
------------------------------------------------------------------------------------------------------------------------------------
 05-01-01       STR17805       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 CREEKWOOD  "O"  PHASE 2 B
------------------------------------------------------------------------------------------------------------------------------------
 05-01-01       STR17806       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 CREEKWOOD  "O"  PHASE 2 B
------------------------------------------------------------------------------------------------------------------------------------
 06-14-01       STR17854       LAND ORLANDO      SEMINOLE COUNTY COMM                    VICTORIA MANOR
------------------------------------------------------------------------------------------------------------------------------------
 01-23-02       STR19045       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 CROSS CREEK  PARCEL K  PHASE 2C
------------------------------------------------------------------------------------------------------------------------------------
 01-23-02       STR19046       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 CROSS CREEK  PARCEL K  PHASE 2C
------------------------------------------------------------------------------------------------------------------------------------
 01-23-02       STR19047       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 CROSS CREEK  PARCEL K  PHASE 2C
------------------------------------------------------------------------------------------------------------------------------------
 01-24-02       STR19053       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 LAKEVIEW VILLAGE SECT M
------------------------------------------------------------------------------------------------------------------------------------
 01-24-02       STR19054       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 LAKEVIEW VILLAGE SECT M
------------------------------------------------------------------------------------------------------------------------------------
 01-24-02       STR19055       LAND TAMPA        HILLSBOROUGH CNTY  COMM                 LAKEVIEW VILLAGE SECT M
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 09-25-00       ATL/P601120    LAND ORLANDO      ORANGE COUNTY,FL                        ANDOVER CAY PHASE  4A
------------------------------------------------------------------------------------------------------------------------------------
 09-25-00       ATL/P601121    LAND ORLANDO      ORANGE COUNTY,FL                        ANDOVER CAY PHASE  4A
------------------------------------------------------------------------------------------------------------------------------------
 08-17-01    *  ATL/P601365    LAND WEST PALM    CITY OF PALM BEACH GARDENS              PROSPERITY PINES
------------------------------------------------------------------------------------------------------------------------------------
 09-27-01       ATL/P601381    LAND ORLANDO      ORANGE COUNTY,FL                        ANDOVER CAY  PHASE 4 C
------------------------------------------------------------------------------------------------------------------------------------
 09-27-01       ATL/P601382    LAND ORLANDO      ORANGE COUNTY,FL                        ANDOVER CAY  PHASE 4 C
------------------------------------------------------------------------------------------------------------------------------------
 10-19-01       ATL/P601393    LAND ORLANDO      MORAN & SHAMS, PA                       LAKE CHARM ESTATES
------------------------------------------------------------------------------------------------------------------------------------
 02-28-02       ATL/P601465    LAND - TAMPA      MONTREAUX                               CENTEX HOMES
------------------------------------------------------------------------------------------------------------------------------------



        M/I SCHOTTENSTEIN HOMES, INC.
        OUTSTANDING LETTERS OF CREDIT                   ISSUING BANKS
                                            -----------------------------------
               March 05, 2002                           BO = BANK ONE
L = PERFORMANCE LC's                                    ST = SUN TRUST

              LOC           EXPIRY
            AMOUNT           DATE
---------------------------------------
          $2,040.00 BO     07-31-02
---------------------------------------
        $194,158.00 BO     07-31-02
---------------------------------------
        $107,881.00 BO     07-31-02
---------------------------------------
         $44,210.00 BO     08-31-02
---------------------------------------
         $27,678.00 BO     08-31-02
---------------------------------------
         $46,150.00 BO     08-31-02
---------------------------------------
          $2,800.00 BO     08-31-02
---------------------------------------
         $11,500.00 BO     08-31-02
---------------------------------------
         $13,485.00 BO     08-31-02
---------------------------------------
         $94,741.00 BO     04-30-02
---------------------------------------
         $92,606.00 BO     04-30-02
---------------------------------------
         $25,020.00 BO     04-30-02
---------------------------------------
         $13,000.00 BO     04-30-02
---------------------------------------

          $5,250.00 BO     04-30-02
---------------------------------------

        $125,508.00 BO     06-19-02
---------------------------------------

         $48,900.00 BO     06-19-02
---------------------------------------
         $81,506.25 BO     12-11-02
---------------------------------------
         $31,572.28 BO     03-30-02
---------------------------------------

         $38,058.10 BO     10-12-02
---------------------------------------
         $21,240.00 BO     11-21-02
---------------------------------------

          $8,380.00 BO     09-14-02
---------------------------------------

          $2,750.00 BO     05-25-02
---------------------------------------
         $58,524.65 BO     10-07-02
---------------------------------------
         $11,400.00 BO     03-28-03
---------------------------------------
         $29,972.00 BO     10-21-02
---------------------------------------
      $1,500,000.00 BO     10-01-02
---------------------------------------
          $8,879.90 BO     07-04-03
---------------------------------------
         $31,960.00 BO     04-13-04
---------------------------------------
        $351,560.00 BO     04-13-02
---------------------------------------
          $8,250.00 BO     04-13-03
---------------------------------------
          $5,500.00 BO     07-12-03
---------------------------------------
         $79,750.00 BO     07-12-02
---------------------------------------
         $25,211.38 BO     01-31-04
---------------------------------------
        $359,590.00 BO     04-12-03
---------------------------------------
          $4,950.00 BO     04-12-04
---------------------------------------
         $15,750.00 BO     09-30-04
---------------------------------------
        $530,640.00 BO     04-12-03
---------------------------------------
         $48,240.00 BO     09-30-04
---------------------------------------
          $9,020.00 BO     04-12-04
---------------------------------------

---------------------------------------
         $63,883.35 ST     04-30-02
---------------------------------------
          $5,400.00 ST     04-30-02
---------------------------------------
        $332,411.20 ST     08-31-02
---------------------------------------
         $26,131.61 ST     12-31-02
---------------------------------------
          $4,250.00 ST     09-17-02
---------------------------------------
         $86,000.00 ST     09-06-02
---------------------------------------
        $114,175.00 ST     03-01-03
--------------------------------------------------------------------------------

--------------------
     $18,934,695.85

  * - INDICATES THAT LC HAS BEEN RETURNED TO ISSUING BANKS FOR CANCELLATION OR REDUCTION HAS BEEN REQUESTED; AND ISSUING BANKS ARE AWAITING CONFIRMATION FROM BENEFICIARY(S).


               SHADED EXPIRATION DATE INDICATES AUTOMATIC RENEWAL

                                   SCHEDULE 3
                                   ----------

                            SUBSIDIARIES OF BORROWER
                            ------------------------

Name of Subsidiary:                   M/I FINANCIAL CORP., AN OHIO CORPORATION

Principal Place of Business:          3 Easton Oval, Suite 210
                                      Columbus, Ohio  43219

                                      OHIO
                                      ----

                                      3 Easton Oval, Suite 140
                                      Columbus, Ohio  43219

                                      471 Wards Corner Road, Suite 600
                                      Loveland, Ohio  45140

                                      INDIANA
                                      -------

                                      8500 Keystone Crossing, Suite 190
                                      Indianapolis, Indiana  46240

                                      NORTH CAROLINA
                                      --------------

                                      1043 East Morehead Street, Suite 109
                                      Charlotte, North Carolina  28204

                                      4020 Westchase Boulevard, Suite 430
                                      Raleigh, North Carolina  27607

                                      FLORIDA
                                      -------

                                      4904 Eisenhower Boulevard, Suite 125
                                      Tampa, Florida  33634

                                      237 Westmonte Drive, Suite 111
                                      Altamonte Springs, Florida  32714

                                      4 Harvard Circle, Suite 950
                                      West Palm Beach, Florida  33409



                                            Effective Date: ______________, 2002

                                   SCHEDULE 3
                                   ----------


                            SUBSIDIARIES OF BORROWER
                            ------------------------
Name of Subsidiary:                    M/I HOMES CONSTRUCTION, INC., AN ARIZONA CORPORATION

Principal Place of Business:           14505 North Hayden, Suite 341
                                       Scottsdale, Arizona  85260

Name of Subsidiary:                    M/I SCHOTTENSTEIN HOMES SERVICE CORP., AN OHIO CORPORATION

Principal Place of Business:           3 Easton Oval, Suite 500
                                       Columbus, Ohio  43219





                                            Effective Date: ______________, 2002


                                   SCHEDULE 3
                                   ----------

                            SUBSIDIARIES OF BORROWER
                            ------------------------
Name of Subsidiary:                    M/I HOMES, INC., AN ARIZONA CORPORATION

Principal Place of Business:           14505 North Hayden, Suite 341
                                       Scottsdale, Arizona  85260

                                       100% owned by Subsidiary
                                       ------------------------

Name of Subsidiary:                    MHO, LLC, AN ARIZONA LIMITED LIABILITY COMPANY
                                       14505 North Hayden, Suite 341

Principal Place of Business:           Scottsdale, Arizona  85260




                                            Effective Date: ______________, 2002


                                   SCHEDULE 3
                                   ----------

                            SUBSIDIARIES OF BORROWER
                            ------------------------
Name of Subsidiary:                    601RS, LLC, AN OHIO LIMITED LIABILITY COMPANY

Principal Place of Business:           3 Easton Oval, Suite 500
                                       Columbus, Ohio  43219

Name of Subsidiary:                    M/I PROPERTIES LLC, AN OHIO LIMITED LIABILITY COMPANY

Principal Place of Business:           3 Easton Oval, Suite 500
                                       Columbus, Ohio  43219

Name of Subsidiary:                    NORTHEAST OFFICE VENTURE, LLC, A DELAWARE LIMITED LIABILITY COMPANY

Principal Place of Business:           3 Easton Oval, Suite 500
                                       Columbus, Ohio  43219



                                            Effective Date: ______________, 2002


                                                    SCHEDULE 4
                                                    ----------

                                             M/I ANCILLARY BUSINESSES
                                             ------------------------

                                                                     % OF
     LIMITED LIABILITY CORP.                  PARTNERS             OWNERSHIP         PRINCIPAL ADDRESS
     -----------------------                  --------             ---------         -----------------
TransOhio Residential Title    M/I Schottenstein Homes, Inc.         49.9     3 Easton Oval, Suite 230
Agency Ltd.                    Lawyers Title Insurance Corp.         50.1     Columbus, Ohio  43219

M/I Title Agency Ltd.          M/I Schottenstein Homes, Inc.          90      14802 North Dale Mabry Highway
                               Lawyers Title Insurance Corp.          10      Tampa, Florida  33618


Washington/Metro Residential   M/I Schottenstein Homes, Inc.          70      4311 Ridgewood Center Drive
Title Agency, LLC              Potomac Settlement Services, Inc.      30      Woodbridge, Virginia  22192

STMI1 Title Agency, LLC        M/I Schottenstein Homes, Inc.         49.9     2800 Corporate Exchange Drive
                               Lawyers Title Insurance Corp.         50.1     Suite 160
                                                                              Columbus, Ohio  43231





     LIMITED LIABILITY CORP.    BUSINESS CONDUCTED AT ADDRESS
     -----------------------    -----------------------------
TransOhio Residential Title     3 Easton Oval, Suite 230
Agency Ltd.                     Columbus, Ohio  43219

M/I Title Agency Ltd.           4904 Eisenhower Boulevard
                                Tampa, Florida  33634
                                237 South Westmonte Drive
                                Altamonte Springs, Florida  32714
Washington/Metro Residential    4311 Ridgewood Center Drive
Title Agency, LLC               Woodbridge, Virginia  22192

STMI1 Title Agency, LLC         2800 Corporate Exchange Drive
                                Suite 160
                                Columbus, Ohio  43231

                                    EXHIBIT A
                                    ---------

                       FORM OF BORROWING BASE CERTIFICATE
                       ----------------------------------

                               ---------- --, ----



To:  Agent and each Bank

Ladies and Gentlemen:

                  This letter is to comply with subsection 6.3 of the Credit Agreement dated March 6, 2002 (the "Credit Agreement"), among M/I Schottenstein Homes, Inc., as Borrower, the Banks party thereto and Bank One, NA as Agent and is for the monthly accounting period ended _______ __, ____. Capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement.

                  Attached hereto is the calculation of the Borrowing Base. All figures in this calculation are as at the end of the monthly accounting period set forth in the first paragraph of this letter. The undersigned certifies that the calculation set forth herein is true and accurate in all material respects.



Certified by:

----------------------------------
[Chief Financial Officer or Controller] of
M/I Schottenstein Homes, Inc.

Attachment


                                                   Attachment to
                                           M/I Schottenstein Homes, Inc.
                                            Borrowing Base Certificate
                                                ____________, 200_
Book Value:                                                                                     $ 000'S
                                                                                                -------
          Receivables                                                                           $
          Housing Units under Contract and Lots under Contract                                  $
          Speculative Housing Units                                                             $
          Finished Lots                                                                         $
          Lots under Development                                                                $
          Unimproved Entitled Land                                                              $
Total:                                                                                          $_________
Borrowing Base:
          Receivables                                                                           100%
          Housing Units under Contract and Lots under Contract                                   90%
          Speculative Housing Units                                                              75%
          Finished Lots                                                                          70%
          Lots under Development                                                                 50%
          Unimproved Entitled Land (Maximum $25,000,000)                                         20%
Borrowing Base Percentages:
          Receivables                                                                           $
          Housing Units under Contract and Lots under Contract                                  $
          Speculative Housing Units                                                             $
          Finished Lots                                                                         $
          Lots under Development                                                                $
          Unimproved Entitled Land                                                              $___________

LESS
          The amount (if any) by which Finished Lots, Lots under Development and
          Unimproved $__________ Entitled Land exceed [50/45]% of Borrowing Base
Maximum Borrowing Base Indebtedness:                                                            $__________
Total Borrowing Base Indebtedness (see (i) below)                                               $__________
Additional amount that could be borrowed                                                        $__________
Amount borrowed on revolver *                                                                   $__________
Maximum revolver borrowings allowed*                                                            $__________
------------------------------------------------------------------------------
*Includes Revolving Credit Loans, Swingline Loans, Facility L/Cs (excluding
Performance Letters of Credit) and all Reimbursement Obligations.


(i)       TOTAL BORROWING BASE INDEBTEDNESS
          Amount borrowed on revolver*                                                          $
          Other Consolidated Indebtedness                                                       $__________
                                                                                                $
          PLUS
          10% of commitment under M/I Financial Corp. Loan Agreement                            $__________
                                                                                                $
          LESS
          Secured Indebtedness                                                                  $__________
          Subordinated Indebtedness                                                             $__________
          M/I Financial Corp. Agreement Indebtedness                                            $__________

          Total                                                                                 $__________
------------------------------------------------------------------------------
*Includes Revolving Credit Loans, Swingline Loans, Facility L/Cs (excluding
Performance Letters of Credit) and all Reimbursement Obligations.

                                    EXHIBIT B
                                    ---------

                               GUARANTY AGREEMENT
               (GUARANTY, SUBORDINATION AND SUBROGATION AGREEMENT)
               ---------------------------------------------------

                  THIS GUARANTY AGREEMENT, effective as of March 6, 2002 between: the corporations and other entities identified under the caption "GUARANTORS" on the signature pages hereto (the "GUARANTORS") and BANK ONE, NA, as agent (the "Agent") for the banks or other financial institutions that are parties as lenders (collectively, the "BANKS"), to the Credit Agreement referred to below.

                                    RECITALS
                                    --------
A. M/I SCHOTTENSTEIN HOMES, INC. ("Borrower"), the Agent and the Banks are parties to a Credit Agreement effective as of March 6, 2002 (such agreement, together with any amendments, supplements or other modifications thereto from time to time, collectively, the "Credit Agreement") providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by the Banks to Borrower in an aggregate principal or face amount not exceeding $315,000,000 (subject to increases thereof to an amount not to exceed $375,000,000 as provided in the Credit Agreement).

B. Under and pursuant to the Credit Agreement, Borrower and each Guarantor desire to utilize their borrowing potential on a consolidated basis to the same extent possible as if they were to merge into a single corporate entity.

C. Each of the Guarantors has determined that it will benefit specifically and materially from the borrowings contemplated by the Credit Agreement.

D. It is both a condition precedent to the obligations of the Banks to make the loans and take other actions contemplated by the Credit Agreement and a desire of each Guarantor that each other Guarantor execute and deliver to the Agent for the benefit of the Banks a counterpart of this Guaranty Agreement.

E. Borrower and the Guarantors have requested and bargained for the structure and terms of the borrowings contemplated by the Credit Agreement.

                  Therefore, in consideration of the mutual covenants and agreements contained in the Credit Agreement and to induce Banks and Agent to make the extensions of credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors have agreed to enter into this Guaranty Agreement. Accordingly, the parties hereto agree as follows:

                  1. INCORPORATION; DEFINITIONS, CONSTRUCTION; TERMS. The Credit Agreement, including defined terms (unless otherwise defined herein), rules of construction and terms and conditions, is hereby incorporated herein and made a part hereof.

                  2. GUARANTEED OBLIGATIONS. The term "Guaranteed Obligations" shall mean (i) the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes, the Reimbursement Obligations and all other obligations (including the Obligations) and liabilities of Borrower to the Banks or Agent, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the Facility L/Cs or any other document made, delivered or given in connection therewith, whether on account of principal, interest, fees, indemnities, costs, expenses (including, without limitation, all fees and expenses of counsel to the Banks and to Agent and all disbursements) or otherwise and (ii) all amounts from time to time owing to the Banks or the Agent by any Guarantor hereunder or under the Credit Agreement, the Notes, the Facility L/Cs or any other document made, delivered or given in connection therewith.

                  3. PAYMENT GUARANTY. The Guarantors hereby jointly and severally unconditionally and absolutely guarantee to each Bank and the Agent, for the benefit of each Bank, and their successors and assigns, the due and punctual payment when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations, without deduction for any claim, setoff or counterclaim of Borrower or any of the Guarantors or for the loss of contribution of any Guarantor, and the due and punctual performance and observance by Borrower of all the terms, covenants and conditions of the Credit Agreement and the Notes, whether according to the present terms thereof, at any earlier or accelerated date or dates as provided therein, or pursuant to any extension of time, whether one or more, or to any change or changes in the terms, covenants and conditions thereof, now or at any time hereafter made or granted. The obligations of each of the Guarantors are joint and several, primary, continuing and absolute and unconditional obligations of payment and performance, enforceable with or without proceeding against Borrower, any Guarantor or any security and/or before, after or contemporaneously with proceeding against Borrower, any Guarantor or any security. This Guaranty Agreement shall be effective regardless of the solvency or insolvency of Borrower or any Guarantor at any time, the extension or modification of the Guaranteed Obligations by operation of law or otherwise, or the subsequent incorporation, reorganization, merger or consolidation of Borrower or any Guarantor, or any other change in composition, nature, personnel, ownership or location of Borrower or any Guarantor.

                  4. WAIVER, NOTICE, AMENDMENTS TO GUARANTEED OBLIGATIONS. In regard to any of the Guaranteed Obligations, or any evidence thereof, each of the Guarantors hereby expressly jointly and severally waive diligence, presentment, protest, notice of dishonor, demand for payment, extension of time for payment (whether one or more), notice of acceptance of this Guaranty Agreement, notice of nonpayment at maturity, notice of indulgences, notice of Borrower or any Guarantor incurring at any time any additional obligation to the Banks or Agent which will be guaranteed hereunder, notice of any defaults or disputes involving Borrower or any Guarantor, of any settlement or adjustment of such defaults or disputes and of any settlement with or release of any Guarantor and notices of any other kind, and consents to any and all forbearances and extensions, whether one or more, of the time for payments set forth in the Credit Agreement and the Notes, and to any and all changes in the terms, covenants and conditions thereof hereafter made or granted and to any and all substitutions, exchanges or releases of any or all collateral therefor. The Guarantors also hereby jointly and severally consent to and waive notice of any arrangements or settlements made in or out of court in the event of receivership, liquidation, readjustment, reorganization, arrangement or assignment for the benefit of creditors of Borrower or any Guarantor, any proceeding or case under Title 11, U.S.C., as amended (the "Bankruptcy Code"), or in which a custodian (as defined in the Bankruptcy Code) is appointed or existing, and anything whatsoever, whether or not herein specified, which may be done or waived by or between or among Agent, the Banks and Borrower and/or Agent, the Banks and any Guarantor. Each of the Guarantors shall remain jointly and severally liable under this Guaranty until all of the Guaranteed Obligations shall have been fully paid and all of the terms, covenants and conditions of the Credit Agreement and the Notes shall have been fully performed and observed by Borrower and the Commitments have terminated, notwithstanding any act, commission or thing which might otherwise operate as a legal or equitable discharge of such Guarantor.

                  5. COLLECTION COSTS. If any of the Guarantors fails to pay any of the Guaranteed Obligations to Agent for the account and benefit of the Banks promptly upon demand therefor and any Bank or Agent on behalf of any Bank subsequently files one or more suits against such Guarantor to collect on and enforce this Guaranty Agreement, each Guarantor hereby jointly and severally agrees to pay all of such Bank's and Agent's costs related thereto, including without limitation all reasonable attorneys' fees, court costs and other legal expenses. If, by other than the express agreement of the Banks and Agent, the accrual of fees and/or interest, or the payment thereof by Borrower, as a part of the Guaranteed Obligations is at any time delayed or precluded as to Borrower, the Guaranteed Obligations, for purposes of this Guaranty Agreement and the obligations of each of the Guarantors hereunder, shall be calculated without regard to such delay or preclusion.

                  6. NO CONDITIONS TO ENFORCEMENT. The Guarantors agree that this Guaranty may be enforced by any Bank or Agent for the benefit of the Banks without first resorting to or exhausting any other security or collateral or without first having recourse to any property through foreclosure proceedings or otherwise; however, nothing contained herein shall prevent any Bank or Agent for the benefit of the Banks from instituting and maintaining suit on, foreclosing or causing to be foreclosed any lien(s) or from exercising any other rights thereunder, and if such foreclosure or other remedy is availed of, only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied to the reduction of the Guaranteed Obligations, and no Bank or Agent shall be required to institute or prosecute proceedings to recover any deficiency as a condition of payment hereunder or of enforcement hereof. At any sale or other disposition of any or all of any security or collateral for any or all of the Guaranteed Obligations, whether by trustee's sale, sale by a court of competent jurisdiction, foreclosure or otherwise, any Bank or Agent for the benefit of any Bank may at its discretion purchase all or any part of such collateral so sold or offered for sale or other disposition for its own account(s) and may apply the amount bid therefor, and any proceeds of sale or other disposition against the Guaranteed Obligations or any part(s) thereof in any order(s) or amount(s) as such Bank or Agent for the benefit of the Banks sees fit in its sole judgment.

                  7. NO ASSIGNMENT. The obligations of each of the Guarantors hereunder cannot be assigned or transferred in any manner whatever, directly or indirectly, by operation of law or otherwise, without the prior written consent of all of the Banks, which consent may be withheld in any circumstances. However, each of the Guarantors agrees that this Guaranty shall inure to the benefit of and may be enforced by any Bank and/or Agent for the benefit of the Banks and by any subsequent holder or assignee of any or all of the Guaranteed Obligations and shall be binding upon and enforceable against such Guarantor and upon its legal representatives, successors and permitted assigns.

                  8. WAIVER OF SUBROGATION. The Guarantors hereby irrevocably waive any and all rights they may now or hereafter have under any agreement or at law or in equity (including without limitation any law subrogating such Guarantor to the rights of the Banks and/or Agent for the benefit of the Banks) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from the Borrower or any other Guarantor for any payment made by such Guarantor under or in connection with this Guaranty or otherwise.

                  9. SUBORDINATION. All indebtedness and obligations of Borrower or any other Guarantor to any of the Guarantors (collectively, the "Claims"), whether secured or unsecured, now existing or hereafter arising, direct or indirect, absolute or contingent, are hereby subordinated to the priority of all of the Guaranteed Obligations. The Guarantors agree that, until all of the Guaranteed Obligations have been paid and satisfied in full and the Commitments have terminated, (a) except on behalf of and pursuant to instructions of Agent for the benefit of the Banks, the Guarantors will not ask, demand, sue for, take or receive all or any part of the Claims or any security therefor, whether or not upon any distribution of assets or readjustment of indebtedness of Borrower or any Guarantor, and (b) the Guarantors will deliver to Agent for the benefit of the Banks from time to time such instruments, assignments, evidences of indebtedness and such other things as, in the judgment of Agent, are necessary or appropriate to effect the objectives of this Section 9.

                  10. SUCCESSIVE ACTIONS. Any one or more successive and/or concurrent actions may be brought hereon against any of the Guarantors, whether in the same action, if any, brought against Borrower, the then owner of any collateral securing Borrower's obligations and/or any other party, or in separate actions, as often as the Banks or Agent for the benefit of the Banks or the legal holder or holders of or assigns of the Banks or Agent for the benefit of the Banks in their sole discretion, may deem advisable.

                  11. ACCELERATION; DEFAULT. All or any part of the Guaranteed Obligations shall be immediately due and payable, and all liabilities shall mature immediately, at the option of Agent for the benefit of the Banks and without notice or demand, upon the occurrence of any one or more of the following: (a) any Event of Default under the Credit Agreement or the Notes; or
(b) any default by any of the Guarantors hereunder; or (c) any warranty, representation or statement made or furnished to the Banks or Agent by or on behalf of any of the Guarantors proves to have been false in any material respect when made or furnished; or (d) the transfer by any of the Guarantors of a substantial portion of its property not in the ordinary course of its business as constituted on the date hereof to any party or entity other than Borrower, provided that any such transfer to Borrower is not otherwise prohibited by the provisions of any other document or agreement executed by and binding upon such Guarantor.

                  12. LIMITATION ON OBLIGATIONS. (a) The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Guarantor's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantors, Agent or any Bank, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Guarantor's "Maximum Liability"). This Section 12(a) with respect to the Maximum Liability of the Guarantors is intended solely to preserve the rights of Agent and Banks hereunder to the maximum extent not subject to avoidance under applicable law, and neither the Guarantors nor any other Person shall have any right or claim under this Section 12(a) with respect to the Maximum Liability, except to the extent necessary so that the obligations of the Guarantors hereunder shall not be rendered voidable under applicable law.

                  (b) Each of the Guarantors agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of each Guarantor, and may exceed the aggregate Maximum Liability of all other Guarantors, without impairing this Guaranty or affecting the rights and remedies of the Agent hereunder. Nothing in this Section 12(b) shall be construed to increase any Guarantor's obligations hereunder beyond its Maximum Liability.

                  (c) In the event any Guarantor (a "Paying Guarantor") shall make any payment or payments under this Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Guaranty, each other Guarantor (each a "Non-Paying Guarantor") shall contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor's "Pro Rata Share" of such payment or payments made, or losses suffered, by such Paying Guarantor. For the purposes hereof, each Non-Paying Guarantor's "Pro Rata Share" with respect to any such payment or loss by a Paying Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (i) such Non-Paying Guarantor's Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non-Paying Guarantor's Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Guarantor from Borrower after the date hereof (whether by loan, capital infusion or by other means) to (ii) the aggregate Maximum Liability of all Guarantors hereunder (including such Paying Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any Guarantors, the aggregate amount of all monies received by such Guarantors from Borrower after the date hereof (whether by loan, capital infusion or by other means). Nothing in this Section 12(c) shall affect any Guarantor's several liability for the entire amount of the Guaranteed Obligations (up to such Guarantor's Maximum Liability). Each of the Guarantors covenants and agrees that its right to receive any contribution under this Guaranty from a Non-Paying Guarantor shall be subordinate and junior in right of payment to all the Guaranteed Obligations. The provisions of this Section 12(c) are for the benefit of both Agent (and Banks) and the Guarantors and may be enforced by any one, or more, or all of them in accordance with the terms hereof.

                  13. RECORDS. Nothing herein shall be construed as an obligation on any Bank's or Agent's part to continue to extend credit to Borrower in any manner whatsoever. Each Bank's and Agent's records showing the account(s) between Borrower and the Banks and/or

Agent shall be admissible in evidence in any action or proceeding involving this Guaranty Agreement, and such records shall be prima facie proof of the items therein set forth.

                  14. WARRANTIES. As an inducement for and in consideration of the Guaranteed Obligations, each of the Guarantors warrants and represents to the Banks and Agent for the benefit of the Banks, which warranties and representations shall expressly survive the execution and delivery hereof, that:
(a) the Obligations guaranteed hereby were, and are being, incurred for purposes permitted by all applicable laws and by the articles, bylaws, code of regulations and other corporate legislation of such Guarantor; (b) this Guaranty Agreement has been duly and validly authorized, executed and delivered by such Guarantor; and (c) this Guaranty Agreement constitutes the valid and binding obligation of such Guarantor, enforceable in accordance with its terms against such Guarantor.

                  15. LAWS; ENTIRE AGREEMENT. Each of the Guarantors agrees that this Guaranty Agreement shall be governed by, and construed and interpreted in accordance with the internal laws (including ss.735ILCS 105/5-1 ET SEQ., but otherwise without regard to principles of conflict of law) of the State of Illinois but giving effect to federal laws applicable to national banks. However, if any provision hereof is or becomes invalid or unenforceable under any law of mandatory application, it is the intent of each of the Guarantors, the Banks and Agent that such provision shall be deemed severed and omitted herefrom, the remaining portions hereof to remain in full force and effect as written. This Guaranty Agreement sets forth the entire agreement of the parties in regard to the subject matter hereof, and no representations, warranties or agreements of any kind have been made by the Banks or Agent except as specifically set forth herein and in the Credit Agreement. No amendment hereto shall be effective against the Banks and Agent unless in writing, agreed to by all Banks and signed by all Banks. No express or implied waiver by the Banks or Agent of any default or the exercise of any right or remedy hereunder shall in any way be, or be deemed to be, a waiver of any future or subsequent default, right or remedy, whether similar in kind or otherwise. Any provision hereof which becomes unenforceable by reason of the commencement of a case under the Bankruptcy Code shall again be valid and enforceable at the termination of that case. The rights and remedies provided herein for the Banks and Agent for the benefit of the Banks are cumulative and may be exercised singly or concurrently with, and are not exclusive of, any rights or remedies provided at law or in equity.

                  16. JURISDICTION; SERVICE. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE BANKS AND AGENT TO EXTEND CREDIT GIVING RISE TO THE GUARANTEED OBLIGATIONS, EACH OF THE GUARANTORS HAS AGREED THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS GUARANTY, ITS VALIDITY OR PERFORMANCE, AT THE SOLE OPTION OF THE BANKS OR AGENT, THEIR RESPECTIVE SUCCESSORS OR ASSIGNS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS AT CHICAGO, ILLINOIS. EACH OF THE BANKS, AGENT AND EACH OF THE GUARANTORS CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED AT CHICAGO, ILLINOIS, AND HAVING JURISDICTION OVER THE SUBJECT MATTER.

                  17. NOTICES. Any notice required or permitted to be given to or by any of the Guarantors hereunder shall be deemed to have been given (a) to such Guarantor by the Agent, when addressed to Borrower (whether or not specifically identifying such Guarantor), and (b) to any Bank and Agent when given by Borrower (and specifically identifying such Guarantor), and in each instance delivered in compliance with the Credit Agreement.

                  18. WAIVER OF JURY TRIAL. THE BANKS, AGENT AND EACH OF THE GUARANTORS, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS GUARANTY AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THEM. NONE OF THE BANKS, AGENT OR ANY OF THE GUARANTORS SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY OF THE BANKS, AGENT OR ANY OF THE GUARANTORS EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

                  19. EFFECTIVENESS. This Guaranty is intended to be made and to be effective at and only when delivered and accepted at Chicago, Illinois and shall become effective only upon such delivery and upon acceptance by the Agent at such time and place. Each of the Guarantors hereby waives notice of such acceptance.

                  20. COUNTERPARTS. This Guaranty may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  21. SUPPLEMENTAL GUARANTIES. Pursuant to Subsections 6.14 and
6.15 of the Credit Agreement, additional Subsidiaries or M/I Ancillary Businesses shall become obligated as Guarantors hereunder (each as fully as though an original signatory hereto) by executing and delivering to the Agent a supplemental guaranty in the form of Exhibit A attached hereto (with blanks appropriately filled in) (each, a "Supplemental Guaranty"), together with such additional supporting documentation required pursuant to the Credit Agreement.

                  IN WITNESS WHEREOF, each of the Guarantors has caused these presents to be executed by its duly authorized representative as of the day and year first above written.

                                      GUARANTORS


                                      M/I FINANCIAL CORP., an Ohio corporation

                                      By:    __________________________________
                                             Philip Creek
                                             Chief Financial Officer and
                                             Treasurer of M/I Financial Corp.


Executed in Scottsdale, Arizona       M/I HOMES CONSTRUCTION, INC., an
                                      Arizona corporation

                                      By:    __________________________________
                                             Gary Carlson
                                             Assistant Secretary of M/I Homes
                                             Construction, Inc.


                                      NORTHEAST OFFICE VENTURE LIMITED LIABILITY
                                      COMPANY, a Delaware limited liability
                                      company, by M/I Schottenstein Homes, Inc., its sole member


                                      By:    __________________________________
                                             Robert H. Schottenstein
                                             Vice Chairman, President and
                                             Assistant Secretary of
                                             M/I Schottenstein Homes, Inc.


                                      601RS, LLC, an Ohio limited liability
                                             company, by M/I Schottenstein
                                             Homes, Inc., its sole member


                                      By:    __________________________________
                                             Robert H. Schottenstein
                                             Vice Chairman, President and
                                             Assistant Secretary of
                                             M/I Schottenstein Homes, Inc.

                                      M/I SCHOTTENSTEIN HOMES SERVICE
                                          CORP., an Ohio corporation


                                      By:    __________________________________
                                             Robert H. Schottenstein
                                             Vice Chairman of the Board of M/I
                                             Schottenstein Homes Service Corp.


Executed in Scottsdale, Arizona       MHO, LLC, an Arizona limited liability
                                      company, by M/I Homes, Inc., its sole
                                      member

                                      By:    __________________________________
                                             Gary Carlson
                                             Assistant Secretary of M/I Homes,
                                             Inc.


                                      M/I PROPERTIES, LLC, an Ohio limited
                                      liability company, by M/I Schottenstein
                                      Homes, Inc., its sole member

                                      By:    __________________________________
                                             Robert H. Schottenstein
                                             Vice Chairman, President and
                                             Assistant Secretary of M/I
                                             Schottenstein Homes, Inc.


Executed in Scottsdale, Arizona       M/I HOMES, INC., an Arizona corporation

                                      By:    __________________________________
                                             Gary Carlson
                                             Assistant Secretary of M/I Homes,
                                             Inc.

                              EXHIBIT A TO GUARANTY
                              ---------------------

                              SUPPLEMENTAL GUARANTY
                              ---------------------

                                ___________, 200_

Bank One, NA, as Agent
for the Banks under the Credit Agreement

Ladies and Gentlemen:

                  Reference is hereby made to (i) that certain Credit Agreement, dated as of March 6, 2002, among M/I Schottenstein Homes, Inc., the Banks from time to time party thereto, and Bank One, NA, as agent ("Agent") for the Banks (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") and (ii) that certain Guaranty Agreement, dated as of March 6, 2002 executed and delivered by the Guarantors parties thereto in favor of Agent, for the benefit of the Banks (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"). Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the respective meanings provided therein.

                  In accordance with subsection [6.14/6.15] of the Credit Agreement and Section 20 of the Guaranty, the undersigned, __________________, a corporation [limited partnership/limited liability company] organized under the laws of _________________, hereby agrees to be a "Guarantor" for all purposes of the Credit Agreement and the Guaranty, respectively, effective from the date hereof.

                  Without limiting the generality of the foregoing, the undersigned hereby agrees to perform all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Guaranty, to the same extent and with the same force and effect as if the undersigned were a direct signatory thereto.

                  This Supplemental Guaranty shall be governed by, in construed and interpreted in accordance with the internal laws (including ss.735 ILCS 105/5-1 at et seq., but otherwise without regard to principles of conflict of law) of the State of Illinois but giving effect to federal laws applicable to national banks.

                  IN WITNESS WHEREOF, this Supplemental Guaranty has been duly executed by the undersigned as of the date set forth above.

                                   [GUARANTOR]


                                   By:    __________________________________
                                          Name:
                                          Title:

                                    EXHIBIT C
                                    ---------

                                      NOTE
                                      ----

$(1)                                                           Chicago, Illinois
                                                          _______________, 2002

                  FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of (2) ("Bank"), at the office of Bank One, NA, as Agent ("Agent") for Bank, at One Bank One Plaza, Chicago, Illinois 60670, or at such other place as the holder hereof may, from time to time, in writing designate, the principal sum of (3) Dollars ($(1)), or so much thereof as may be disbursed to, or for the benefit of, the undersigned and remain unpaid, together with interest and payable at such interest rates and for such periods and in such manner, time(s) and place(s) as are specified in the Credit Agreement hereinafter defined.

                  This note ("Note") is the Note to Bank identified in the Credit Agreement dated as of March 6, 2002 (such agreement, together with any amendments, supplements or other modifications thereto from time to time, collectively, the "Credit Agreement"), between Borrower, Bank, the other Banks party thereto, and Agent, as agent for the Banks, as the same may hereafter be amended, modified, or supplemented from time to time, and said Credit Agreement is hereby incorporated into this Note and made a part hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

                  Interest and principal shall be calculated and be payable as set forth in the Credit Agreement, and:

                  Bank's records of the principal, accrued interest and other charges due hereunder, as well as applicable interest rates and periods are, absent manifest error, conclusive as to and binding upon all Persons.

                  The entire unpaid principal balance evidenced by this Note plus any accrued but unpaid interest thereon and any other indebtedness with respect to Loans owing by Borrower to Bank under the Credit Agreement shall be paid in full on or before March 5, 2006, unless such maturity date is extended beyond March 5, 2006, pursuant to subsection 2.7 of the Credit Agreement; in which case the maturity date shall be the date to which maturity of the Obligations is extended pursuant to subsection 2.7 of the Credit Agreement.

                  The indebtedness evidenced hereby may be prepaid in whole or in part without penalty subject to the terms of the Credit Agreement. All payments (including prepayments) received by Agent for the account of Bank (a) shall be applied to the payment of all costs and expenses incurred by Bank in accordance with the Credit Agreement, (b) shall, with respect to scheduled payments, be applied, first, to accrued interest, and second, to principal; (c) shall, with respect to prepayment, be applied to principal; (d) shall be in lawful money of the United States; and (e) shall be credited as of the time received by Agent for the account of Bank in cash or equivalent or when finally collected. Pursuant to the terms of the Credit Agreement, repayments of principal shall be eligible for reborrowing by Borrower. Bank shall not be obligated to extend any credit after the expiration of the term of this Note or the occurrence of a Default or an Event of Default. Any part of the indebtedness evidenced by this Note outstanding at March 5, 2006, shall be repaid on that date, unless all Banks, in their sole discretion, elect to extend the Maturity Date of this Note pursuant to subsection 2.7(b) of the Credit Agreement.

                  Upon occurrence of an Event of Default, the whole or any part of the unpaid indebtedness evidenced hereby shall, at once or at any time thereafter, at the option of the holder or holders hereof, become due and payable without notice or demand therefor, the same being expressly waived. A failure of the holder thereof to insist upon strict compliance with the terms hereof or to assert any right hereunder shall not be a waiver of any default and shall not be deemed to constitute a modification of the terms hereof or to establish any claim or defense.

                  No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

                  All persons now or hereafter liable, primarily or secondarily, for the payment of the indebtedness evidenced hereby or any part thereof, do hereby expressly waive presentment for payment, notice of dishonor, protest and notice of protest, and agree that the time for payment or payments of any part of the indebtedness evidenced hereby may be extended without releasing or otherwise affecting their liability hereon.

                  Borrower agrees that this Note shall be governed by, and construed and interpreted in accordance with the internal laws (including ss.735ILCS 105/5-1 et seq., but otherwise without regard to principles of conflict of law) of the State of Illinois but giving effect to federal laws applicable to national banks. However, if any provision hereof is or becomes invalid or unenforceable under any law of mandatory application, it is the intent of Borrower, Bank and all parties primarily or secondarily liable hereunder, that such provision will be deemed severed and omitted herefrom, the remaining portions hereof to remain in full force and effect as written.

                  To the extent that the terms and provisions of this Note are inconsistent with the terms and provisions of the Credit Agreement, the terms and provisions of this Note shall control.

                  As a specifically bargained inducement for Bank to extend credit giving rise to the indebtedness evidenced hereby, the undersigned and Bank agree that: ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS NOTE, ITS MAKING, VALIDITY OR PERFORMANCE, AT THE SOLE OPTION OF BANK OR AGENT FOR THE BENEFIT OF BANK OR LEGAL HOLDER HEREOF, SHALL BE PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS AT CHICAGO, ILLINOIS. THE BORROWER, BANK AND AGENT EACH CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY

COURT SITUATED AT CHICAGO, ILLINOIS, AND HAVING JURISDICTION OVER THE SUBJECT MATTER.

                  BORROWER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS NOTE, THE CREDIT AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS NOTE OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF BANK. BORROWER SHALL NOT SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY BANK EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY IT AND THE HOLDER OF THE NOTE.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of the day and year first above written at Chicago, Illinois.

                                    M/I SCHOTTENSTEIN HOMES, INC.

                                    By:      ___________________________________

                                    Its:     ___________________________________

                                    EXHIBIT D
                                    ---------

                            COMMITMENT AND ACCEPTANCE


                  This Commitment and Acceptance (this "Commitment and Acceptance") dated as of ____________ , 200_, is entered into among the parties listed on the signature pages hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

                  PRELIMINARY STATEMENTS

                  Reference is made to that certain Credit Agreement dated March 6, 2002 by and among M/I Schottenstein Homes, Inc., Bank One, NA, as Agent, and the Banks party thereto (as amended, modified, supplemented or restated from time to time, the "Credit Agreement").

                  Pursuant to subsection 2.6(b) of the Credit Agreement, Borrower has requested an increase in the Aggregate Commitment from $_______________ to $__________________. Such increase in the Aggregate
Commitment is to become effective on _______________ __, ____ (the "Increase Date").* In connection with such requested increase in the Aggregate Commitment, Borrower, Agent and _________________ ("Accepting Bank") hereby agree as follows:

                  1. ACCEPTING BANK'S COMMITMENT. Effective as of the Increase Date, [Accepting Bank shall become a party to the Credit Agreement as a Bank, shall have (subject to the provisions of subsection 2.6(b) of the Credit Agreement) all of the rights and obligations of a Bank thereunder, shall agree to be bound by the terms and provisions thereof and shall thereupon have a Commitment under and for purposes of the Credit Agreement in the] [the Commitment of Accepting Bank under the Credit Agreement shall be increased from $___________________ to the] amount set forth opposite Accepting Bank's name on the signature pages hereof.

                  2. REPRESENTATIONS AND AGREEMENTS OF ACCEPTING BANK. Accepting Bank (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance; (ii) agrees that it will, independently and without reliance upon Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) confirms that the execution and delivery of this Commitment and Acceptance by Accepting Bank is duly authorized, (v) agrees that it will perform in

-------------------------
* This date is to be agreed upon by Borrower, Agent and Accepting Bank. See subsection 2.6(b)(ii) of the Credit Agreement.

accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank, (vi) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, and (viii) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that Accepting Bank is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes.**

                  3. REPRESENTATIONS OF BORROWER. Borrower hereby represents and warrants that, as of the date hereof and as of the Increase Date, (a) no event or condition shall have occurred and then be continuing which constitutes a Default or Event of Default and (b) the representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects (except to the extent any such representation or warranty is stated to relate solely to an earlier date). **

                  4. AGENT'S FEE. On or before the Increase Date, Borrower shall pay to Agent an administrative fee in the amount of $4,000.

                  5. GOVERNING LAW. This Commitment and Acceptance shall be governed by the internal laws (includingss.735ILCS 105/5-1 ET SEQ., but otherwise without regard to principles of conflict of law) of the State of Illinois but giving effect to federal laws applicable to national banks.

                  **Paragraph 2 is required only if the Accepting Bank is not already a party to the Credit Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Commitment and Acceptance by their duly authorized officers as of the date first above written.

                                   M/I SCHOTTENSTEIN HOMES, INC.

                                   By: _____________________________________

                                   Name: ___________________________________

                                   Title: ____________________________________


                                   BANK ONE, NA,
                                            as Agent

                                   By: _____________________________________

                                   Name: ___________________________________

                                   Title: ____________________________________


$____________________              [NAME OF ACCEPTING BANK]
                                   By: _____________________________________

                                   Name: ___________________________________

                                   Title: ____________________________________

                                   SCHEDULE 1

                          TO COMMITMENT AND ACCEPTANCE

                        ADMINISTRATIVE INFORMATION SHEET
                        --------------------------------

Attach Accepting Bank's Administrative Information Sheet, which must include notice addresses for Accepting Bank

                                    EXHIBIT E
                                    ---------

                  [Letterhead of M/I Schottenstein Homes, Inc.]


                                  March 6, 2002

To the Banks party to the
Credit Agreement referred to below and
Bank One, NA, as Agent for the Banks

Ladies and Gentlemen:

         I have acted as counsel to M/I Schottenstein Homes, Inc. ("Borrower"), M/I Homes, Inc. ("M/I Homes"), M/I Financial Corp. ("Financial"), M/I Homes Construction, Inc. ("M/I Construction"), Northeast Office Venture Limited Liability Company ("Northeast"), 601RS, LLC, ("601RS, LLC"), MHO, LLC ("MHO"), M/I Schottenstein Homes Service Corp. ("M/I Service Corp."), and M/I Properties, LLC ("M/I Properties") (M/I Homes, Financial, M/I Construction, Northeast, 601RS, LLC, MHO, M/I Service Corp. and M/I Properties is each a "Guarantor" and are, collectively, the "Guarantors"). The Guarantors and Borrower are collectively referred to herein as the "Obligors." I have been requested by the Obligors to give this opinion in connection with the Credit Agreement (the "Credit Agreement") made to be effective as of March 6, 2002 by and among Borrower, the Banks party thereto, and Bank One, NA, as agent for the Banks ("Agent"). Pursuant to the Credit Agreement and subject to its terms and conditions, the Banks have agreed to make available to Borrower Revolving Credit Loans, and to participate in Facility L/Cs issued or to be issued by Bank One and other Issuing Banks thereunder in a maximum amount not to exceed $50,000,000, and Bank One has agreed to make available to Borrower Swingline Loans in a maximum principal amount not to exceed $5,000,000, which Revolving Credit Loans, Facility L/C Obligations and Swingline Loans shall be in an aggregate maximum principal amount at any time outstanding not to exceed $315,000,000, subject to increase of such maximum principal amount up to $375,000,000 in accordance with the provisions of the Credit Agreement (the "Transaction"). Terms defined in the Credit Agreement are used herein as defined therein. The Transaction is evidenced by the following documents:

                  1.  the Credit Agreement;

                  2.  the Notes; and

                  3.  the Guaranty Agreement.

The documents listed in subparagraphs (1) through (3) above shall be collectively referred to herein as the "Transaction Documents."

         In this connection, I have examined such records, certificates, corporate or other proceedings and other documents as I have considered necessary or appropriate for the purposes of rendering this opinion, including an executed counterpart of each of the Transaction Documents and the certificates of good standing for each of the Obligors as such certificates are more particularly described on Schedule I attached hereto (each a "Good Standing Certificate" and collectively, the "Good Standing Certificates").

         Please be advised that I have not assumed any responsibility for making any independent investigation or verification of any factual matters stated in or represented by any of the foregoing documents or any other factual matters.

         Please be advised that, when used in this letter, the phrases "knowledge" and "to the best of my knowledge" and phrases having equivalent wording relate only to my conscious awareness of information. Whenever I assert knowledge in stating facts or expressing an opinion which involves a question of fact, my knowledge is based solely on the inquiry and review described herein.

         I have assumed (i) the genuineness of all signatures on documents reviewed by me (other than those of the Obligors); (ii) the authenticity of all documents submitted to me as originals and the conformity to authentic originals of all documents submitted to me as certified, conformed or photostatic copies, and that none of such documents has been amended, altered, revoked or otherwise modified.

                  Based on such review and upon such further investigation as I have deemed necessary and such other considerations of law and fact as I believe to be relevant, I am of the opinion, as of the date hereof or as of the date of any certificate stated to have been relied on by me, that:

                  1. Each of the Obligors is duly organized or formed, as appropriate, validly existing and, based solely on the Good Standing Certificates, in good standing in the jurisdiction of its incorporation or formation.

                  2. Each of the Obligors has all necessary corporate or other power and authority to execute, deliver and perform the obligations to be performed by it under the Transaction Documents to which it is a party, to carry on its business as now conducted and as presently proposed to be conducted and to own, lease and operate its property.

                  3. The execution and delivery of, and due performance of its obligations under, the Transaction Documents to which it is a party have been duly authorized by all necessary corporate or other action by each of the Obligors.

                  4. The Transaction Documents have been duly and validly executed and delivered by each Obligor party thereto.

                  5. Each of the Transaction Documents constitute the legal, valid and binding obligation of each Obligor party thereto in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Transaction Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

                  6. The execution, delivery and compliance by each of the Obligors with the terms of the Transaction Documents will not conflict with, or result in a breach of the provisions of, or constitute a default under, the provisions of their respective constituent documents or any material agreement to which any of the Obligors is a party, and will not contravene any provision of existing law or regulation applicable to such Obligor.

                  7. All licenses, permits, authorizations, consents or approvals or orders of, or registrations or filings with, any court or governmental or public agency, authority or body, if any, required of any Obligor or any of its Subsidiaries in order to enter into and carry out such Obligor's obligations under the Transaction Documents have been obtained by such Obligor as of the date hereof and remain in full force and effect.

                  8. None of the Obligors is an "investment company" or a company "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

         I hereby confirm to you, that, to the best of my knowledge, there are no actions or proceedings against the Obligors pending or overtly threatened in writing before any court, governmental agency or arbitrator which may, individually or in the aggregate, materially and adversely affect (a) the properties or financial conditions of such Obligor, or (b) the ability of such Obligor to perform its obligations under the Transaction Documents to which it is a party, or (c) the enforceability of the Transaction Documents.

         This opinion constitutes my professional opinion as to certain legal consequences of, and the applicability of certain laws to, the various documents, instruments and other matters specifically referred to herein. It is not, however, a guaranty and should not be construed as such. I am qualified to practice law in the State of and do not purport to express any opinion herein concerning any law other than the law of the State of Arizona and the federal laws of the United States of America as of the date of this letter.

         This opinion is limited to, and no opinion is implied or may be inferred beyond, the matters expressly stated herein. This letter is intended for the benefit of the Banks (including any entity that becomes a "Bank" after the date hereof), the Agent and any Participant as defined in subsection 11.4 of the Credit Agreement. No other person or entity is entitled to rely upon anything contained herein, and no reproduction or further distribution of, and no reference to or reliance upon this opinion may be made, without my prior written consent, to or for any person or entity other than the parties to whom it is addressed. This opinion is rendered as of the date hereof, and I undertake no, and hereby disclaim any, obligation to advise you of any changes in, or new developments that might affect, any matters or opinions set forth herein.

                                           Respectfully submitted,

                                           -------------------------------------
                                           Paul S. Coppel
                                           President - Land
                                           Operations, General Counsel
                                           and Secretary of M/I
                                           Schottenstein Homes, Inc.


                                                    SCHEDULE I
                                                    ----------

                                            GOOD STANDING CERTIFICATES
                                            --------------------------


                OBLIGOR                   STATE OF INCORPORATION OR FORMATION             CERTIFICATE DATE
                -------                   -----------------------------------             ----------------
M/I Schottenstein                                    Ohio                       __________, 2002
   Homes, Inc.
M/I Homes, Inc.                                      Arizona                    __________, 2002
M/I Financial Corp.                                  Ohio                       __________, 2002
M/I Homes                                            Arizona                    __________, 2002
   Construction, Inc.
Northeast Office Venture                             Delaware                   __________, 2002
   Limited Liability Company
601RS, LLC                                           Ohio                       __________, 2002
MHO, LLC                                             Arizona                    __________, 2002
M/I Schottenstein Homes                              Ohio                       __________, 2002
   Service Corp.
M/I Properties, LLC                                  Ohio                       __________, 2002

                                    EXHIBIT F
                                    ---------

                  [LETTERHEAD OF M/I SCHOTTENSTEIN HOMES, INC.]

                                     [DATE]

To:      Agent and each Bank

Ladies and Gentlemen:

                  This letter is being sent to you to comply with subsection 6.2 of the Credit Agreement effective as of March 6, 2002 (the "Credit Agreement") and is being delivered to you for the period of [insert yearly or quarterly period as appropriate] for which period the undersigned has heretofore delivered, or is herewith delivering, the financial statements provided for in subsection 6.1 of the Credit Agreement (the "Financial Statements"). [The undersigned hereby certifies that such Financial Statements are true and accurate in all material respects, subject to normal year-end audit adjustments (Note: only required with delivery of unaudited Financial Statements)]. Capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement.

                  The undersigned certifies that, after due examination by the undersigned and to the best of the knowledge of the undersigned, M/I Schottenstein Homes, Inc. and each of its Subsidiaries during the period stated above has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Credit Agreement, the Notes and the Guaranty Agreement to be observed, performed or satisfied by it, and that the undersigned has no knowledge of any Default or Event of Default except [list any Defaults or Events of Default; if none, end sentence before "except"].

                  Additionally, I have enclosed a statement showing in detail the calculation of ratios and other covenants, in accordance with corresponding subsections of the Credit Agreement, as required by the Credit Agreement.

                                  Yours very truly,


                                  By:    ____________________________________

                                  Printed Name:   ______________________________

                                  Title:  ____________________________________


Enclosure

                                  CONFIDENTIAL
                                  ------------

                  STATEMENT OF CALCULATION OF CERTAIN COVENANTS
                  ---------------------------------------------

                                     [Date]

            Subsection No.                                                 Covenant
            --------------                                                 --------
1.       6.11 - page 59                  Maintain  Consolidated  Tangible  Net Worth of: (i)  $214,258,000  plus (ii)
                                         fifty  percent  (50%) of the  Consolidated  Earnings for each quarter  after
                                         September 30, 2001  (excluding  any quarter in which  Consolidated  Earnings are less than zero (0)) plus  (iii) one  hundred  percent  (100%) of the net proceeds or other  consideration  received by Borrower for any capital stock issued or sold after September 30, 2001
                                         (i) above:                                      $214,258,000
                                         Plus (ii) above:                                $__________
                                         Plus (iii) above:                               $__________
                                         Minimum Required
                                         Consolidated Tangible
                                           Net Worth:                                    $__________
                                         Consolidated Tangible Net Worth =               $__________

2.       6.12 - page 59                  Maintain  a  ratio  of (1)  Consolidated  Indebtedness  to (2)  Consolidated
                                         Tangible  Net Worth  not in  excess  of (a) 2.25 to 1.00 at all  times  that
                                         Borrower  maintains an Interest Coverage Ratio equal to or exceeding 2.50 to
                                         1.00 and (b) 2.00 to 1.00 at all other times.
                                         (1)  Consolidated Indebtedness:                 $__________
                                         (2)  Consolidated Tangible Net Worth:           $__________
                                         Ratio of (1) to (2) = ________ to 1.00

3.       6.13 - page 59                  Maintain an Interest Coverage Ratio of not less than 2.00 to 1.00
                                         EBIDTA:                                         $__________
                                         Consolidated Interest Incurred:                 $__________
                                         Interest Coverage Ratio = _______ to 1.00

4.       7.1 - page 61                   Secured Indebtedness not to exceed $25,000,000
                                         Secured Indebtedness =                                      $_________

            Subsection No.                                                 Covenant
            --------------                                                 --------
5.       7.5 - page 62                   Adjusted Land Value not to exceed the sum of (a) Consolidated Tangible Net
                                         Worth plus (b) 50% of Subordinated Indebtedness
                                         ADJUSTED LAND VALUE
                                         (i) book value of all Land:                                 $_________
                                         less (ii) the sum of

                                         (a) book value of Lots under Contract:                      $_________
                                         and (b) lesser of (i) the product of (x) number
                                         of Housing Units contracted for during the last
                                         six months:                                                 $_________
                                         And (y) average book value of all Finished Lots and Lots    $_________
                                         under Contract:
                                         (ii) 25% of Consolidated Tangible Net Worth:                $_________
                                         ADJUSTED LAND VALUE =                                       $_________
                                         -------------------
                                         (a) Consolidated Tangible Net Worth:                        $_________
                                         Plus (b) 50% of Subordinated Indebtedness:                  $_________
                                         Total [(a) + (b)] =                                         $_________
6.       7.6(b) - page 63                Limit on extension of credit in connection with the sale    $_________
                                         of land of 2.5% of Consolidated Tangible Net Worth
                                         2.5% of Consolidated Tangible Net Worth:                    $_________

                                         Aggregate amount of extensions of credit in connection      $_________
                                         with the sale of land:

                                         Maximum maturity of any such extensions of credit: __________________

7.       7.6(e) - page 63                Limit  on  Investments  in  Joint  Ventures  of  fifteen  percent  (15%)  of
                                         Consolidated  Tangible Net Worth, provided that Borrower have no less than a
                                         33 1/3% interest in each such joint venture and that  management and control decisions  for each  such  joint  venture  require  Borrower's  consent  and approval.
                                         15% of Consolidated Tangible Net Worth:                     $_________
                                         Investments in Joint Ventures:                              $_________

            Subsection No.                                                 Covenant
            --------------                                                 --------
                                         Lowest percentage interest of Borrower in a joint venture:
                                         ________________________%
8.       7.6(k) - page 64                Limit on aggregate  amount of  investments  in,  advances to, and Contingent
                                         Obligations  related to the obligations of, the M/I Ancillary  Businesses of
                                         $100,000 in the aggregate.
                                         Aggregate amount of investments in,
                                         advances to, and Contingent Obligations
                                         related to the obligations of, the M/I
                                         Ancillary Businesses: $_________
9.       7.6(1) - page 64                Limit on aggregate amount of other  investments or advances directly related to the Borrower's business of $2,000,000 in the aggregate.
                                         Aggregate  amount of other  investments or advancements  directly related to
                                         the Borrower's business:                                        $_________
10.      7.11 - page 66                  Limit  on  aggregate  investments   (including   investments  attributed  to
                                         Borrower's  pro rata share of land owned by  partnerships  in which Borrower is a general or limited partner or by limited  liability  companies of which
                                         Borrower is a member) in commercial  real estate  (including  land zoned for use as, or developed or intended to be developed as,  commercial real estate
                                         but  excluding  the  Office   Building)  at  any  one  time  outstanding  of
                                         $5,000,000.

                                         Amount of aggregate outstanding investments (including investments attributed to Borrower's pro rata share of land owned by partnerships in which
                                         Borrower is a general or limited partner or by limited liability companies of which Borrower is a member) in commercial real estate
                                         (including land zoned for use as, or developed or intended to be developed as, commercial real estate but excluding the Office Building): $_________

            Subsection No.                                                 Covenant
            --------------                                                 --------
11.      7.13 -- page 66                 The number of Speculative  Housing Units, as at the end of any fiscal  quarter,  not to exceed the greater of (a) the number of  Housing  Unit  Closings  occurring  during  the period of  twelve  (12)  months  ending on the last day of such fiscal  quarter,  multiplied by  twenty-five  percent
                                         (25%)  or  (b)  the  number  of  Housing   Unit   closings
                                         occurring  during the  period of six (6) months  ending on the last day of such fiscal  quarter,  multiplied by fifty percent (50%).
                                         Speculative Housing Units:

                                         (a)  Housing Unit Closings in last 12
                                          months: _________ x 25% =

                                         (b)  Housing Unit Closings in last 6 months: _________ x
                                         50% =

                                    EXHIBIT G

                       CERTIFICATE CONCERNING PROJECTIONS
                       ----------------------------------
                                     [Date]

TO:      Agent and each Bank

                  The undersigned certifies to Agent and each Bank, the following:

                  The attached financial projections of M/I Schottenstein Homes, Inc. (the "Company") present, to the best knowledge and belief of the undersigned, the Company's expected results for the projected periods. The projections reflect the Company's management's judgment as of the date of the projections of the expected conditions and expected course of action. The projections state all of the principal assumptions on which the projections are predicated, and the projections, in fact, have been made on the basis of the stated principal assumptions.

                  The undersigned makes no representation that the Company's actual results will conform to the projections.

                  This certificate is provided pursuant to subsection 6.2(b) of the Credit Agreement effective as of March 6, 2002 among the Company as borrower and the Banks and Agent defined therein.



                                  ------------------------------------------
                                  [Chief Financial Officer or
                                   Controller] of M/I  Schottenstein Homes, Inc.

                                  Date:_____________________________________



Attachment (Projections)

                                    EXHIBIT H
                                    ---------
                  [LETTERHEAD OF M/I SCHOTTENSTEIN HOMES, INC.]

                                  July 20, 2006

To: Agent and each Bank

Ladies and Gentlemen:

                  This letter is being sent to you to comply with subsection
6.17 of the Credit Agreement effective as of March 6, 2002 (the "Credit Agreement"). Capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement.

                  The undersigned certifies that, after due examination by the undersigned and to the best of the knowledge of the undersigned, M/I Schottenstein Homes, Inc. and each of its Subsidiaries during the period stated above have observed or performed in all material respects all of their covenants and other agreements, and satisfied every condition, contained in the Credit Agreement, the Notes and the Guaranty Agreement to be observed, performed or satisfied by them, and that (i) as of the date hereof (and each date on which updated calculations are delivered) and on a projected basis immediately prior to the making of the Fleet Payment, Borrower has and will have cash, other immediately available liquid assets and availability of Loans under the Credit Agreement such that, as of such dates, Borrower has and will have funds available to make the Fleet Payment and (ii) immediately before and on a projected basis immediately after Borrower makes the Fleet Payment, no Default or Event of Default exists or will exist under the Credit Agreement except [list any Defaults or Events of Default; if none, end sentence before "except"].

                  Attached hereto is a statement showing in detail calculations evidencing that the certification in clauses (i) and (ii) in the immediately preceding paragraph are true and correct in all respects.

                                   Yours very truly,

                                   By       __________________________________
                                   Printed
                                   Name

                                   Title    ___________________________________


Enclosure

                                  CONFIDENTIAL
                                  ------------

                STATEMENT OF AVAILABILITY OF FUNDS TO MAKE FLEET
                ------------------------------------------------
                           PAYMENT AS OF JULY 20, 2006
                           ---------------------------


---------------------------------------------------------------------------------------------------------
1.      Cash and other immediately available liquid assets of
        Borrower at noon Eastern time on July 20, 2006                               $________________
---------------------------------------------------------------------------------------------------------
2.      Availability of Loans under the Credit Agreement at noon Eastern time on     $________________
        July 20, 2006, determined in accordance with the Borrowing Base
        Certificate most recently distributed pursuant to the Credit Agreement
        (reflecting net changes in actual Loans outstanding since such date)         $________________
                                                                                     --------------------
---------------------------------------------------------------------------------------------------------
3.      Total available cash, liquid assets and Loans available under the Credit     $________________
        Agreement on July 20, 2006 (line 1 plus line 2)
---------------------------------------------------------------------------------------------------------
4.      Principal payment amount of the Fleet Payment to be made on the Fleet
        Payment Date (which must be less than or equal to line 3)                    $________________
---------------------------------------------------------------------------------------------------------

  [The above information shall be delivered on July 20, 2006 and updated on the date of delivery of the Borrowing Base Certificate for June 30, 2006 (with, in each instance, the date of delivery thereof inserted for "July 20,
 2006"). Each such update is subject to the certification contained in the letter to which these calculations are attached.]

                STATEMENT OF AVAILABILITY OF FUNDS TO MAKE FLEET
                ------------------------------------------------
                          PAYMENT ON A PROJECTED BASIS
                          ----------------------------

---------------------------------------------------------------------------------------------------------
1.         Cash and other immediately available liquid assets of Borrower on a projected basis on the Fleet Payment Date immediately before the making
           of the Fleet Payment                                                     $________________
                                                                                    ---------------------
---------------------------------------------------------------------------------------------------------
2.         Availability of Loans under the Credit Agreement on a projected basis on the Fleet Payment Date immediately before the making of the Fleet
           Payment                                                                  $________________
                                                                                    ---------------------
---------------------------------------------------------------------------------------------------------
3.         Total available cash, liquid assets and Loans available under the
           Credit Agreement on a projected basis on the Fleet Payment Date immediately before the making of the Fleet Payment (line 1 plus line 2)  $________________
                                                                                    ---------------------
---------------------------------------------------------------------------------------------------------
4.         Principal payment amount of the Fleet Payment to be made on the Fleet    $________________
           Payment Date (which must be less than or equal to line 3)
---------------------------------------------------------------------------------------------------------

  [The above information shall be delivered on July 20, 2006 and updated on the date of delivery of the Borrowing Base Certificate for June 30, 2006. Each such update is subject to the certification contained in the letter to which these calculations are attached.]


                        CALCULATION OF CERTAIN COVENANTS
                        --------------------------------

   Attached hereto are calculations in the exact form as those attached to Exhibit H to the Credit Agreement but prepared on a projected basis for the period ending immediately before and immediately after giving effect to the making of the Fleet Payment on the Fleet Payment Date.

                 [Attach calculations in the Form of Exhibit F]

   [The above calculations shall be delivered on July 20, 2006 and updated on the date of delivery (as required pursuant to subsection 6.2(a) of the Credit Agreement) by Borrower of the certificate in the form of Exhibit F for the period ending June 30, 2006. Such update is subject to the certification contained in the letter to which these
                           calculations are attached.]

                                    EXHIBIT I
                                    ---------

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------

                                                 DATE:_______, ___
                  Reference is made to the Credit Agreement described in Item 2 of Annex I annexed hereto (as such Credit Agreement may hereafter be further amended, modified or supplemented from time to time, the "Credit Agreement"). Unless defined in Annex I attached hereto, terms defined in the Credit Agreement are used herein as therein defined. _________ (the "Assignor") and _________ (the "Assignee") hereby agree as follows:

1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement with respect to the Assigned Share of the Commitment and of any outstanding Revolving Credit Loans, Swingline Loans and Facility L/Cs.

2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any liens or security interests; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other instrument or document furnished pursuant thereto including without limitation the Note and the Guaranty Agreement (collectively, the "Credit Documents") or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of their respective obligations under the Credit Agreement or the other Credit Documents. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Credit Document, (ii) any representation, warranty or statement made in or in connection with any of the Credit Documents, (iii) the financial condition or creditworthiness of Borrower or any Guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Credit Documents, (v) inspecting any of the property, books or records of the Borrower or (vi) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Credit Documents.

3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) confirms that the execution and delivery of this Assignment and Assumption Agreement by the Assignee is duly authorized, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Bank, (vi) agrees that its payment instructions and notice instructions are as set forth Annex 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Credit Documents will not be "plan assets" under ERISA, (viii) agrees to indemnify and hold the Assignor harmless against all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment and Assumption Agreement, and
         (ix) if applicable, attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Credit Documents without deduction or withholding of any United States federal income taxes.

4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee, to the extent required by the Credit Agreement, the receipt of the consent of the Agent and the receipt by the Agent of the assignment fee referred to in subsection 11.7(b) of the Credit Agreement, or such later date as otherwise specified in Item 5 of Annex I (the "Settlement Date").

5. Upon the delivery of a fully executed original hereof to the Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Bank thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

6. It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to (i) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I, (y) all commitment fees (if applicable) on the Assigned Share of the Commitment at the rate specified in Item 7 of Annex I and (z) all Facility L/C fees (if applicable) on the Assignee's participation in all Facility L/Cs at the rate specified in Item 8 of Annex I, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, commitment fees and Facility L/C fees, to be paid by the Agent directly to the

         Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS (INCLUDING ss.735ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the day and year first above written.

                                 [NAME OF ASSIGNOR],
                                 as Assignor

                                 By:      ____________________________________
                                 Print:   ____________________________________
                                 Title:   ____________________________________


                                 [NAME OF ASSIGNEE],
                                 as Assignee

                                 By:      ____________________________________
                                 Print:   ____________________________________
                                 Title:   ____________________________________

Acknowledged and Agreed:

BANK ONE, NA, as Agent

By:      ____________________________________
Print:   ____________________________________
Title:   ____________________________________

                                                                         ANNEX I
                                                                         -------
                  ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                     ANNEX I


1.      The Borrower:                    M/I SCHOTTENSTEIN HOMES, INC.
2.      Name and Date of Credit Agreement:

        Credit Agreement dated as of March 6, 2002 (as the same may be amended, modified, extended or restated from time to time, the "Credit Agreement") among M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation ("Borrower"), the Banks party thereto (each a "Bank" and collectively, the "Banks"), and Bank One, NA, as agent (the "Agent") for the Banks.

3.      Date of Assignment Agreement:

4.      Amounts (as of date of item #3 above):
                                                         Commitment
                                                         ----------
        a.   Aggregate Amount for all Banks             $_______________

        b.   Assigned Share                              _______________%

        c.   Amount of Assigned Share                   $_______________

5.      Settlement Date:

6.      Rate of Interest                         As set forth in subsection 2.5
        to the Assignee:                         of the Credit Agreement (unless
                                                 otherwise agreed to by the
                                                 Assignor and the Assignee).(1)




-------------------
(1) The Borrower and the Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in subsection 2.5 of the Credit Agreement, with the Assignor and Assignee effecting any agreed upon sharing of interest through payments by the Assignee to the Assignor.

7.      Commitment Fee to the Assignee:          As set forth in subsection 2.4
                                                 of the Credit Agreement (unless
                                                 otherwise agreed to by the
                                                 Assignor and the Assignee).(2)

8.      Facility L/C Fee:          As set forth in subsection 2.18 of the Credit
                                   Agreement (unless otherwise agreed to by the Assignor).(3)

9.      Notice:
                   ASSIGNEE:

                               -------------------------------------------

                               -------------------------------------------

                               -------------------------------------------

                               -------------------------------------------
                               Attention:
                               Telephone:
                               Facsimile:
        Payment Instructions:
                   ASSIGNEE:

                               -------------------------------------------

                               -------------------------------------------

                               -------------------------------------------

                               -------------------------------------------
                               Attention:
                               Telephone:
                               Facsimile:




----------------------
(2) The Borrower and the Agent shall direct the entire amount of the commitment fee to the Assignee at the rate set forth in subsection 2.4 of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of the commitment fee through payment by the Assignee to the Assignor.

(3) The Borrower and the Agent shall direct the entire amount of the applicable Facility L/C fee to the Assignee at the rate set forth in subsection 2.18 of the Credit Agreement, as the case may be, with the Assignor and the Assignee effecting any agreed upon sharing of such Facility L/C fee through payment by the Assignee to the Assignor.

Accepted and Agreed:

[NAME OF ASSIGNEE]                     [NAME OF ASSIGNOR]

By                                      By
   --------------------------              ------------------------------

-----------------------------           ---------------------------------
(Print Name and Title)                     (Print Name and Title)